                                                                     Exhibit 4.2

================================================================================

                     NORSKE SKOG CANADA LIMITED, as Issuer,

                   THE GUARANTORS PARTY HERETO, as Guarantors,

                                       and

               WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

                          ----------------------------

                                    Indenture

                           Dated as of March 23, 2004

                          ----------------------------


                                 US$250,000,000

                      7-3/8% Senior Notes Due March 1, 2014


================================================================================

                                     NORSKE SKOG CANADA LIMITED

                          Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of March 23, 2004

                           Trust Indenture                       Indenture
                           Act Section                           Section
                           -----------------------------------   ------------
                           Section 310(a)(1)                     6.10
                           (a)(2)                                6.10
                           (a)(3)                                Not Applicable
                           (a)(4)                                Not Applicable
                           (b)                                   6.10
                           Section 311(a)                        6.11
                           (b)                                   6.11
                           Section 312(a)                        7.01, 7.02
                           (b)                                   7.02, 1.18
                           (c)                                   7.02, 1.18
                           (b)                                   7.03
                           (c)                                   7.03
                           (d)                                   7.03
                           313(a)                                6.06
                           313(b)(2)                             6.06
                           313(c)                                6.06
                           313(d)                                6.06
                           ss. 314(a)                            2.02
                           (a)(4)                                Not applicable
                           (b)                                   Not Applicable
                           (c)(1)                                2.02
                           (c)(2)                                2.02
                           (c)(3)                                Not Applicable
                           (d)                                   Not Applicable
                           (e)                                   10.2
                           Section 315(a)                        6.01
                           (b)                                   6.02
                           (c)                                   6.01
                           (d)                                   6.01
                           (d)(1)                                6.01
                           (e)                                   5.14
                           ss. 316(a)                            1.01
                           (a)(l)(A)                             5.02, 5.12
                           (a)(l)(B)                             5.13
                           (a)(2)                                Not Applicable
                           (b)                                   5.16
                           Section 317(a)(1)                     5.04
                           (a)(2)                                5.05
                           (b)                                   4.03, 4.04
                           ss. 318(a)                            1.07

                                TABLE OF CONTENTS

                                                                                           Page
RECITALS OF THE COMPANY.......................................................................1


                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01 Definitions......................................................................1

SECTION 1.02 Compliance Certificates and Opinions............................................31

SECTION 1.03 Form of Documents Delivered to Trustee..........................................32

SECTION 1.04 Acts of Holders; Record Date....................................................32

SECTION 1.05 Notices.........................................................................34

SECTION 1.06 Notice to Holders; Waiver.......................................................35

SECTION 1.07 Conflict with Trust Indenture Act...............................................36

SECTION 1.08 Effect of Headings and Table of Contents........................................36

SECTION 1.09 Successors and Assigns..........................................................36

SECTION 1.10 Separability Clause.............................................................36

SECTION 1.11 Benefits of Indenture...........................................................36

SECTION 1.12 No Personal Liability of Directors, Officers, Employees and Stockholders........36

SECTION 1.13 Governing Law...................................................................37

SECTION 1.14 Business Days; Legal Holidays...................................................37

SECTION 1.15 Consent to Service; Jurisdiction................................................37

SECTION 1.16 Judgment Currency...............................................................38

SECTION 1.17 Currency Equivalent.............................................................40

SECTION 1.18 Communications by Holders with Other Holders....................................40

SECTION 1.19 No Adverse Interpretation of Other Agreements...................................40

                                   ARTICLE II

                                 SECURITY FORMS

                                                                                           Page
SECTION 2.01 Forms Generally and Amount of Notes.............................................40

SECTION 2.02 Security Registrar and Paying Agent.............................................41

SECTION 2.03 Paying Agent To Hold Money in Trust.............................................41

SECTION 2.04 Form of Security................................................................41

SECTION 2.05 Book-Entry Provisions for Global Notes..........................................58


                                   ARTICLE III

                                 THE SECURITIES

SECTION 3.01 Title and Terms.................................................................59

SECTION 3.02 Denominations...................................................................60

SECTION 3.03 Execution, Authentication, Delivery and Dating..................................60

SECTION 3.04 Temporary Securities............................................................62

SECTION 3.05 Defaulted Interest..............................................................62

SECTION 3.06 Deposit of Moneys...............................................................63

SECTION 3.07 Registration, Registration of Transfer and Exchange Generally;
         Restrictions on Transfer and Exchange; Securities Act Legends.......................63

SECTION 3.08 Mutilated, Destroyed, Lost and Stolen Securities................................68

SECTION 3.09 Outstanding Notes...............................................................69

SECTION 3.10 Computation of Interest.........................................................69

SECTION 3.11 Payment of Interest; Interest Rights Preserved..................................70

SECTION 3.12 Persons Deemed Owners...........................................................71

SECTION 3.13 Cancellation....................................................................71

SECTION 3.14 CUSIP or ISIN Numbers...........................................................71

SECTION 3.15 Treasury Notes..................................................................71

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

                                                                                           Page
SECTION 4.01 Satisfaction and Discharge of Indenture.........................................72

SECTION 4.02 Application of Trust Money......................................................73

SECTION 4.03 Moneys Held by Paying Agent.....................................................73

SECTION 4.04 Moneys Held by Trustee..........................................................73


                           ARTICLE V

                           REMEDIES

SECTION 5.01 Events of Default...............................................................74

SECTION 5.02 Acceleration of Maturity; Rescission and Annulment..............................76

SECTION 5.03 Other Remedies..................................................................77

SECTION5.04 Collection of Indebtedness and Suits for Enforcement by Trustee..................77

SECTION 5.05 Trustee May File Proofs of Claim................................................78

SECTION 5.06 Trustee May Enforce Claims Without Possession of Securities.....................78

SECTION 5.07 Application of Money Collected..................................................78

SECTION 5.08 Limitation on Suits.............................................................79

SECTION 5.09 Restoration of Rights and Remedies..............................................79

SECTION 5.10 Rights and Remedies Cumulative..................................................80

SECTION 5.11 Delay or Omission Not Waiver....................................................80

SECTION 5.12 Control by Holders..............................................................80

SECTION 5.13 Waiver of Past Defaults and Events of Default...................................80

SECTION 5.14 Undertaking for Costs...........................................................80

SECTION 5.15 Waiver of Stay, Extension or Usury Laws.........................................81

SECTION 5.16 Rights of Holders To Receive Payment............................................81

                                                                                           Page
SECTION 5.17 Collection Suit by Trustee......................................................81


                                   ARTICLE VI

                                   THE TRUSTEE

SECTION 6.01 Duties of Trustee...............................................................81

SECTION 6.02 Rights of Trustee...............................................................83

SECTION 6.03 Individual Rights of Trustee....................................................84

SECTION 6.04 Trustee's Disclaimer............................................................84

SECTION 6.05 Notice of Defaults..............................................................84

SECTION 6.06 Reports by Trustee to Holders...................................................84

SECTION 6.07 Compensation and Indemnity......................................................85

SECTION 6.08 Replacement of Trustee..........................................................86

SECTION 6.09 Successor Trustee by Consolidation, Merger, Etc.................................87

SECTION 6.10 Corporate Trustee Required; Eligibility.........................................87

SECTION 6.11 Preferential Collection of Claims Against Company...............................87

SECTION 6.12 Paying Agents...................................................................87

SECTION 6.13 Disqualification: Conflicting Interests.........................................88

SECTION 6.14 Appointment of Authenticating Agent.............................................88


                                   ARTICLE VII

                HOLDERS'LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.01 Company to Furnish Trustee Names and Addresses of Holders.......................89

SECTION 7.02 Preservation of Information; Communications to Holders..........................89

SECTION 7.03 Reports by Trustee..............................................................90

                                  ARTICLE VIII

                      AMALGAMATIONS,MERGERS, CONSOLIDATIONS
                    AND CERTAIN SALES AND PURCHASES OF ASSETS
                                                                                          Page
SECTION 8.01 The Company May Consolidate, Etc. Only on Certain Terms.........................90

SECTION 8.02 Successor Person Substituted....................................................91


                                   ARTICLE IX

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 9.01 Without Consent of Holders......................................................92

SECTION 9.02 With Consent of Holders.........................................................93

SECTION 9.03 Compliance with Trust Indenture Act.............................................94

SECTION 9.04 Revocation and Effect of Consents...............................................94

SECTION 9.05 Notation on or Exchange of Notes................................................95

SECTION 9.06 Trustee To Sign Amendments, Etc.................................................95

SECTION 9.07 Effect of Supplemental Indentures...............................................95

SECTION 9.08 Reference in Securities to Supplemental Indentures..............................95


                                    ARTICLE X

                                    COVENANTS

SECTION 10.01 Payment of Notes...............................................................95

SECTION 10.02 Reports to Holders.............................................................96

SECTION 10.03 [Intentionally Omitted.].......................................................96

SECTION 10.04 Compliance Certificate.........................................................96

SECTION 10.05 Taxes..........................................................................97

SECTION 10.06 Limitation on Additional Debt..................................................97

                                                                                          Page
SECTION 10.07 Limitation on Restricted Payments..............................................97

SECTION 10.08 Limitation on Liens...........................................................100

SECTION 10.09 Limitation on Transactions with Affiliates....................................100

SECTION 10.10 Limitation on Asset Sales.....................................................102

SECTION 10.11 Limitation on Capital Stock of Restricted Subsidiaries........................104

SECTION 10.12 Limitation on Dividend and Other Payment Restrictions Affecting
         Restricted Subsidiaries........................................................... 104

SECTION 10.13 Limitation on Subsidiaries....................................................105

SECTION 10.14 Legal Existence...............................................................106

SECTION 10.15 Change of Control Offer.......................................................106

SECTION 10.16 Payment of Additional Amounts.................................................108

SECTION 10.17 Limitation on Applicability of Certain Covenants if the Notes Are Rated
         Investment Grade...................................................................109


                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

SECTION 11.01 Election to Redeem; Notices to Trustee........................................109

SECTION 11.02 Selection by Trustee of Notes To Be Redeemed..................................110

SECTION 11.03 Notice of Redemption..........................................................110

SECTION 11.04 Effect of Notice of Redemption................................................111

SECTION 11.05 Deposit of Redemption Price...................................................111

SECTION 11.06 Notes Redeemed in Part........................................................111

SECTION 11.07 Optional Redemption...........................................................112

SECTION 11.08 Tax Redemption................................................................112

SECTION 11.09 Purchase of Notes.............................................................113

                                   ARTICLE XII

                       DEFEASANCE AND COVENANT DEFEASANCE

                                                                                          Page
SECTION 12.01 Company's Option to Effect Defeasance or Covenant Defeasance..................113

SECTION 12.02 Defeasance and Discharge......................................................113

SECTION 12.03 Covenant Defeasance...........................................................113

SECTION 12.04 Conditions to Defeasance or Covenant Defeasance...............................114

SECTION 12.05 Deposited Money and U.S. Government Securities to be Held in Trust: Other
         Miscellaneous Provisions...........................................................116

SECTION 12.06 Reinstatement.................................................................116


                                  ARTICLE XIII

                               GUARANTEE OF NOTES

SECTION 13.01 Guarantee.....................................................................117

SECTION 13.02 Execution and Delivery of Guarantee...........................................118

SECTION 13.03 Limitation of Guarantee.......................................................118

SECTION 13.04 Additional Guarantors.........................................................119

SECTION 13.05 Release of Guarantor..........................................................119

SECTION 13.06 Waiver of Subrogation.........................................................119

                                     ANNEXES

Annex A               Form of Regulation S Certificate                          A-1

Annex B               Form of Restricted Securities Certificate                 B-1

Annex C               Form of Guarantee                                         C-1

                  THIS INDENTURE, dated as of March 23, 2004, among Norske Skog Canada Limited, a corporation incorporated under the laws of Canada, as issuer (herein called the "Company"), the Guarantors (as defined herein) and Wells Fargo Bank, National Association, a national banking association, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

                  The Company has duly authorized the creation of an issue of its 7-3/8% Senior Notes Due March 1, 2014 of substantially the tenor and amount hereinafter set forth (the "Notes"), and to provide therefor the Company has duly authorized the execution and delivery of this Indenture. The Securities may consist of either or both Notes or Exchange Securities each as defined herein. The Notes and the Exchange Securities shall rank PARI PASSU with one another and will vote as one series of Securities under this Indenture.

                  All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

                  Upon the effectiveness of an effective registration statement under the Securities Act, this Indenture will be subject to, and shall be governed by, applicable provisions of the Trust Indenture Act.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01      DEFINITIONS.

         (a) For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined herein include the plural as well as the singular and where the use of a word implies a gender, the word shall apply to all genders;

(2) all other terms used herein which are defined in the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), either directly or by reference therein, have the meanings assigned to them therein;

(3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP (whether or not such is indicated herein), and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" or "GAAP" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in Canada as consistently applied by the Company at the date of such computation;

(4) unless the context otherwise requires, any reference to an "Article" or a "Section", or to an "Annex" or a "Schedule", refers to an Article or Section of, or to an Annex or a Schedule attached to, this Indenture, as the case may be;

(5) unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time;

(6) a term has the meaning assigned to it herein, whether defined expressly or by reference;

(7)      "or" is not exclusive;

(8) "U.S. Dollars", "United States Dollars" and "US$" each refer to United States Dollars, or such other money of the United States that at the time of payment is legal tender for payment of public and private debts; and "$" and "Cdn$" each refer to Canadian Dollars, or such other money of Canada that at the time of payment is legal tender for payment of public and private debts;

(9) whenever in this Indenture there is mentioned, in any context, principal, interest or any other amount payable under or with respect to any Note, such mention shall be deemed to include mention of the payment of Additional Interest to the extent that, in such context, Additional Interest is, was or would be payable in respect thereof;

(10) unless otherwise specifically set forth herein, all calculations or determinations of a Person shall be performed or made on a consolidated basis in accordance with GAAP; and

(11) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         (b)      Certain terms are defined as follows:

                  "ACCOUNTS RECEIVABLE" of a Person means all of the accounts receivable of such Person whether now existing or existing in the future.

                  "ACQUIRED DEBT" means Debt of a Person or any of its Subsidiaries existing at the time such Person becomes a Restricted Subsidiary or is merged or amalgamated with or into or consolidated with the Company or a Restricted Subsidiary or which is assumed in connection with the acquisition of assets from such Person and, in each case, not incurred by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Restricted Subsidiary or such merger, amalgamation, consolidation or acquisition.

                  "ADDITIONAL AMOUNTS" has the meaning specified in Section
10.16.

                  "ADDITIONAL INTEREST" means additional interest on the Notes which the Company and any Guarantors, jointly and severally, agree to pay to the Holders pursuant to Section 2(e) of the Registration Rights Agreement.

                  "AFFILIATE" means, with respect to any specific Person, any other Person (including, without limitation, such Person's issue, siblings and spouse) that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with such specified Person; PROVIDED that, for purposes of this Indenture, the term "Affiliate" shall not include Norske Skogindustrier ASA or its Affiliates. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; PROVIDED that, for purposes of Section 10.09 hereof, beneficial ownership of at least 10% of the voting securities of a Person, either directly or indirectly, shall be deemed to be control.

                  "AGENT" means any Security Registrar, Paying Agent or agent for service of process.

                  "AGENT MEMBERS" has the meaning specified in Section 3.07(b)(2)(i).

                  "APPLICABLE PROCEDURES" has the meaning specified in Section 3.07(b)(2)(i).

                  "ASSET ACQUISITION" means (i) an Investment by the Company or any Restricted Subsidiary in any other Person pursuant to which such Person becomes a Restricted Subsidiary, or shall be merged or amalgamated with or into the Company or any Restricted Subsidiary or (ii) the acquisition by the Company or any Restricted Subsidiary of the assets of any Person (other than a Restricted Subsidiary) which constitute all or substantially all of the assets of such Person or comprise any division or line of business of such Person or any other properties or assets of such Person other than in the ordinary course of business.

                  "ASSET SALE" means any direct or indirect sale, issuance, conveyance, assignment, transfer, lease (other than operating leases entered into in the ordinary course of business) or other disposition (including pursuant to any Sale and Lease-Back Transaction), other than to the Company or any of its Restricted Subsidiaries, in any single transaction or series of related transactions of:

                  (1) any Capital Stock of any Restricted Subsidiary or

                  (2) any other property or assets (including any interest therein) of the Company or of any Restricted Subsidiary outside of the ordinary course of business;

                  PROVIDED that Asset Sales shall not include:

                           (a) a transaction or series of related transactions
                  for which the Company or its Restricted Subsidiaries receive aggregate consideration of less than $5,000,000 (PROVIDED that the Company or such Restricted Subsidiary received consideration equal to the Fair Market Value of any such property or assets so sold, conveyed, assigned, transferred, leased or otherwise disposed of),

                           (b) the sale, lease, conveyance, disposition or other
                  transfer of all or substantially all of the assets of the Company as permitted under Section 8.01 hereof,

                           (c) sales, transfers or other dispositions of
                  property or equipment that has become worn out, obsolete or damaged or otherwise unsuitable for use in connection with the business of the Company or any Restricted Subsidiary, as the case may be,

                           (d) the sale of inventory in the ordinary course of
                  business,

                           (e) sales, transfers or other dispositions of assets
                  of the Company or its Restricted Subsidiaries, PROVIDED that the aggregate Fair Market Value of all such assets shall not exceed $5,000,000,

                           (f) the sale of Accounts Receivable without recourse
                  to the Company or any Restricted Subsidiary at no more than customary discounts in the market for such sales of Receivables of similar quality,

                           (g) any Restricted Payment made in compliance with
                  Section 10.07 hereof,

                           (h) the surrender or waiver of contract rights or the
                  settlement, release or surrender of contract, tort or other claims of any kind,

                           (i) the granting of Liens not prohibited by this
                  Indenture, and

                           (j) the liquidation of Cash Equivalents in the
                  ordinary course of business.

                  "ASSET SALE PROCEEDS" means, with respect to any Asset Sale,

                  (1) cash or Cash Equivalents received by the Company or any Restricted Subsidiary from such Asset Sale, after:

                           (a) provision for all income or other taxes measured
                  by or resulting from such Asset Sale,

                           (b) payment of all brokerage commissions,
                  underwriting and other fees and expenses, including, without limitation, legal, accounting and appraisal fees, related to such Asset Sale,

                           (c) provision for minority interest holders in any
                  Restricted Subsidiary as a result of such Asset Sale, and

                           (d) deduction of appropriate amounts to be provided
                  by the Company or a Restricted Subsidiary as a reserve, in accordance with GAAP, against any liabilities associated with the assets sold or disposed of in such Asset Sale and retained by the Company or a Restricted Subsidiary after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with the assets sold or disposed of in such Asset Sale, and

                  (2) promissory notes and other non-cash consideration received by the Company or any Restricted Subsidiary from such Asset Sale or other disposition upon the liquidation or conversion of such notes or non-cash consideration into cash.

                  "ATTRIBUTABLE DEBT" in respect of a Sale and Lease-Back Transaction means, as at the time of determination, the present value (discounted according to GAAP at the cost of indebtedness implied in the Sale and Lease-Back Transaction) of the total obligations of the lessee for minimum rental payments during the remaining term of the lease included in such Sale and Lease-Back Transaction (including any period for which such lease has been extended).

                  "AUTHENTICATING AGENT" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities.

                  "AVAILABLE ASSET SALE PROCEEDS" means, with respect to any Asset Sale, the aggregate Asset Sale Proceeds from such Asset Sale that have not been applied in accordance with clause (3)(A) or (3)(B) of Section 10.10(a), and that have not yet been the basis for an Excess Proceeds Offer in accordance with
Section 10.10(a) hereof.

                  "BANKRUPTCY LAW" means Title 11, U.S. Code, the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada) or any similar United States or Canadian federal, state or provincial law for the relief of debtors.

                  "BOARD OF DIRECTORS" means as to any Person, the board of directors of such Person and any duly authorized committee thereof.

                  "BOARD RESOLUTION" means a copy of a resolution certified by Officers' Certificate to have been duly adopted by the Board of Directors of the Company or a Guarantor, as appropriate, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "BUSINESS DAY" means a day that is not a Legal Holiday.

                  "CAPITAL CONTRIBUTION" means any cash contribution to the equity of the Company from a direct or indirect parent of the Company or from another shareholder for which no consideration other than the issuance of Capital Stock (other than Disqualified Capital Stock) is given.

                  "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, shares, partnership interests or any other participation, right or other interest in the nature of an equity interest in such Person including, without limitation, Common Stock and Preferred Stock of such Person, or any option, warrant or other security convertible into any of the foregoing.

                  "CAPITALIZED LEASE OBLIGATIONS" means, with respect to any Person, Debt represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such Debt shall be the capitalized amount of such obligations determined in accordance with GAAP.

                  "CASH EQUIVALENTS" means

                  (1) Canadian or U.S. dollars;

                  (2) marketable direct obligations issued by, or unconditionally guaranteed by, the federal government of the United States of America or Canada, respectively, or issued by any agency thereof and backed by the full faith and credit of the federal government of the United States of America or Canada, respectively, in each case maturing within one year from the date of acquisition thereof;

                  (3) marketable direct obligations issued by any state of the United States of America or any province of Canada or any political subdivision of any such state or province, as the case may be, or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody's; PROVIDED that, in the event that any such obligation is not rated by S&P or Moody's, such obligation shall have the highest rating from DBRS;

                  (4) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least R-1 (low) from DBRS or A-2 from S&P or P-2 from Moody's;

                  (5) overnight deposits, certificates of deposit or bankers' acceptances maturing within one year from the date of acquisition thereof issued by any bank organized under the laws of the United States of America or Canada or any state or province, as the case may be, thereof or the District of Columbia or any U.S. or Canadian branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than US$250,000,000;

                  (6) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (2) of this definition entered into with any bank meeting the qualifications specified in clause (5) of this definition; and

                  (7) investments in money market funds which invest substantially all their assets in securities of the types described in clauses (1) through (6) of this definition.

                  A "CHANGE OF CONTROL" of the Company shall be deemed to have occurred at such time as:

                  (1) any Person or group of related Persons for purposes of
         Section 13(d) of the Exchange Act ("Group") becomes the beneficial owner (as defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act), directly or indirectly, of 50% or more of the total voting power of the Common Stock of the Company,

                  (2) there shall be consummated any consolidation or merger or amalgamation of the Company in which the Company is not the continuing or surviving corporation or pursuant to which the Common Stock of the Company would be converted into cash, securities or other property, other than a merger or consolidation or amalgamation of the Company in which the holders of the Common Stock of the Company outstanding immediately prior to the consolidation or merger or amalgamation hold, directly or indirectly, at least a majority of the Common Stock of the surviving corporation immediately after such consolidation or merger or amalgamation, or

                  (3) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors.

                  "CHANGE OF CONTROL TRIGGERING EVENT" means the occurrence of both a Change of Control and a Rating Decline.

                  "CLEARSTREAM" has the meaning specified in Section 2.05.

                  "COMMISSION" means the U.S. Securities and Exchange
Commission.

                  "COMMODITY AGREEMENT" means any commodity forward contract, commodity futures contract, commodity swap, commodity option or other similar agreement or arrangement entered into by the Company or any Restricted Subsidiary.

                  "COMMON STOCK" of any Person means all Capital Stock of such Person that is generally entitled to (i) vote in the election of directors of such Person or (ii) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management and policies of such Person.

                  "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of the Company by any one of the Chairman of the Board of Directors, Chief Executive Officer, President, any Vice President, Chief Financial Officer, Controller or Treasurer of the Company, and attested to by the Corporate Secretary or any Assistant Secretary of the Company.

                  "CONSOLIDATED FIXED CHARGE COVERAGE RATIO" means, at any date of determination, with respect to any Person, the ratio of EBITDA of such Person to Consolidated Fixed Charges of such Person for the Four-Quarter Period.

                  In addition to and without limitation of the foregoing, for purposes of this definition, "EBITDA" and "Consolidated Fixed Charges" shall be calculated after giving effect on a pro forma basis to:

                  (1) the incurrence or repayment of any Debt of such Person or any of its Restricted Subsidiaries (and the application of the proceeds thereof) giving rise to the need to make such calculation;

                  (2) any incurrence or repayment of other Debt (and the application of the proceeds thereof), occurring on or after the first day of the Four-Quarter Period and on or prior to the date of determination, as if such incurrence or repayment, as the case may be (and the application of the proceeds thereof), occurred on the first day of such Four-Quarter Period; and

                  (3) any Asset Sales or Asset Acquisitions (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of the Company or a Restricted Subsidiary (including any Person who becomes a Restricted Subsidiary as a result of the Asset Acquisition) incurring, assuming or otherwise being liable for Acquired Debt and also including any increase or decrease, as the case may be, in EBITDA (including any pro forma cost reductions calculated on a basis consistent with Regulation S-X under the Securities Act) directly attributable to the assets which are the subject of the Asset Sale or Asset Acquisition during the Four-Quarter Period) occurring on or after the first day of the Four-Quarter Period and on or prior to the date of determination, as if such Asset Sale or Asset Acquisition (including the incurrence, assumption or liability for any such Acquired Debt) occurred on the first day of such Four-Quarter Period.

                  "CONSOLIDATED FIXED CHARGES" means, with respect to any Person, for any period, the sum, without duplication, of (i) Consolidated Interest Expense, plus (ii) the amount of all dividend payments (to any Person other than the Company or a Restricted Subsidiary) on any series of Disqualified Capital Stock of such Person (other than dividends paid in Capital Stock (other than Disqualified Capital Stock)) paid, accrued or scheduled to be paid or accrued during such period, plus (iii) the amount of all cash dividend payments (to any Person other than the Company or a Restricted Subsidiary) on any series of Preferred Stock (other than Disqualified Capital Stock) of such Person paid during such period, in each case, on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED INTEREST EXPENSE" means, with respect to any Person, for any period, the sum, without duplication, of:

                  (1) the aggregate amount of interest charges (excluding (a) fees and expenses incurred in connection with any Debt incurred pursuant to Section 10.06, including, but not limited to, any Permitted Debt, any Debt outstanding on the Issue Date and the Notes, (b) the amortization of any deferred gains or losses in respect of Debt denominated in foreign currency as a result of fluctuations in exchange rates and (c) any premium paid, or fees and expenses incurred, in connection with the redemption, repurchase or retirement of any Debt of that Person or its Restricted Subsidiaries prior to the stated maturity thereof), whether expensed or capitalized, incurred or accrued by that Person and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP for such period (including non-cash interest payments); plus,

                  (2) to the extent not included in clause (1) of this definition, an amount equal to the sum of:

                  (A)      imputed interest included in Capitalized Lease
                           Obligations;

                  (B) the net costs associated with Interest Rate Agreements, Currency Agreements and other hedging obligations;

                  (C) the interest portion of any deferred payment obligations;

                  (D)      amortization of discount or premium on Debt, if any;

                  (E)      all capitalized interest and all accrued interest;

                  (F)      all other non-cash interest expense;

                  (G) all interest incurred or paid under any guarantee of Debt (including a guarantee of principal, interest or any combination thereof) of any Person; and

                  (H) the amount of all payments charged to shareholders equity on any "compound financial instrument" (as described under GAAP) paid, accrued or scheduled to be paid or accrued during such period.

         For purposes of calculating Consolidated Interest Expense on a pro forma basis:

                  (1) interest on Debt bearing a floating rate of interest shall be calculated using the interest rate in effect at the time of determination, taking into account on a pro forma basis any Interest Rate Agreement applicable to such Debt if such Interest Rate Agreement has a remaining term at the date of determination of at least 12 months; and

                  (2) if Debt was incurred under a revolving credit facility, the interest expense on such Debt shall be calculated based upon the average daily balance of such Debt during the applicable period.

                  "CONSOLIDATED LEVERAGE RATIO" means, at any date of determination, with respect to any Person, the ratio of the total Debt of such Person at such date of determination to the EBITDA of such Person for the Four-Quarter Period.

                  In addition to and without limitation of the foregoing, for purposes of this definition, "EBITDA" and "total Debt" shall be calculated after giving effect on a pro forma basis to:

                  (1) the incurrence or repayment of any Debt of such Person or any of its Restricted Subsidiaries (and the application of the proceeds thereof) giving rise to the need to make such calculation;

                  (2) any incurrence or repayment of other Debt (and the application of the proceeds thereof), occurring on or after the first day of the Four-Quarter Period and on or prior to the date of determination, as if such incurrence or repayment, as the case may be (and the application of the proceeds thereof), occurred on the first day of such Four-Quarter Period; and

                  (3) any Asset Sales or Asset Acquisitions (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of the Company or a Restricted Subsidiary (including any Person who becomes a Restricted Subsidiary as a result of the Asset Acquisition) incurring, assuming or otherwise being liable for Acquired Debt and also including any increase or decrease, as the case may be, in EBITDA (including any pro forma cost reductions calculated on a basis consistent with Regulation S-X under the Securities Act) directly attributable to the assets which are the subject of the Asset Sale or Asset Acquisition during the Four-Quarter Period) occurring on or after the first day of the Four-Quarter Period and on or prior to the date of determination, as if such Asset Sale or Asset Acquisition (including the incurrence, assumption or liability for any such Acquired Debt) occurred on the first day of such Four-Quarter Period.

                  "CONSOLIDATED NET INCOME" means, with respect to any Person, for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; PROVIDED that, to the extent included in calculating Net Income of such Person,

                  (1) the Net Income of any other Person that is not a Restricted Subsidiary of the Person in question, shall be excluded, except to the extent of the amount of cash dividends or distributions actually received by such Person or a Restricted Subsidiary of such Person,

                  (2) the Net Income (but not loss) of any Restricted Subsidiary of the Person in question that is subject to any restriction or limitation on the payment of dividends or the making of other distributions (other than pursuant to the Notes or this Indenture or pursuant to a restriction or limitation of the type described in clause
         (c)(2) of Section 10.12) shall be excluded to the extent of such restriction or limitation,

                  (3) (a) the Net Income of any Person acquired in a "pooling of interests" transaction for any period prior to the date of such acquisition shall be excluded and (b) any net after-tax gain (but not loss) resulting from an Asset Sale by the Person in question or any of its Restricted Subsidiaries other than in the ordinary course of business shall be excluded,

                  (4) after-tax items classified as extraordinary or unusual gains or losses and any foreign exchange gains and losses shall be excluded,

                  (5) any restoration to income or any contingency reserve of an extraordinary, non-recurring or unusual nature shall be excluded, and

                  (6) in the case of a successor to such Person by consolidation or merger or amalgamation or as a transferee of such Person's assets, any earnings of the successor corporation prior to such consolidation, merger or amalgamation or transfer of assets shall be excluded if and to the extent such corporation was not subject to this Indenture.

                  "CONTINUING DIRECTOR" means, with respect to the Company, as of any date of determination, any member of the Board of Directors of the Company (i) who was a member of the Board of Directors of the Company on the Issue Date or (ii) whose appointment or election was approved by the affirmative vote of a majority of the Continuing Directors who were members of the Board of Directors of the Company at the time of such director's nomination or election.

                  "CORPORATE TRUST OFFICE" means the office of the Trustee or its affiliate at which at any particular time its corporate trust business may be administered and any additional office it may designate in writing to the Company. At the date of this Indenture, the Corporate Trust Office of the Trustee is 213 Court Street, Suite 703, Middletown, CT 06457, Attention:
Corporate Trust Services.

                  "CORPORATION" means a corporation, association, company, joint-stock company, limited liability company and, where the context requires, includes a partnership or business trust.

                  "CREDIT FACILITIES" means, collectively, any credit facilities, letter of credit or other borrowing or lending arrangements of the Company and/or the Guarantors together with the related documents thereto (including, without limitation, any loan agreements, note purchase agreements, indentures, notes, guarantee agreements, collateral documents, mortgages, instruments and security documents executed in connection therewith), in each case as any such agreements or arrangements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, in each case, including, without limitation, any credit facility, letter of credit, agreement, indenture, notes, other documents or instruments or other arrangement extending the maturity of, refinancing, replacing or otherwise restructuring (including adding Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Debt under such agreements or arrangements, together with any successor or replacement agreements or other arrangements, and whether by or with the same or any other agent, lender or group of lenders or other institutions providing credit.

                  "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Company or any Restricted Subsidiary of the Company against fluctuations in currency values.

                  "DBRS" means Dominion Bond Rating Service Limited and its successors.

                  "DEBT" means (without duplication, including, without limitation, duplication arising or existing because a Person and one or more of its subsidiaries are or will become either directly or indirectly liable for the same Debt whether by virtue of guarantees, or joint, or joint and several liability in respect of such Debt or otherwise), with respect to any Person, any indebtedness at any time outstanding, secured or unsecured, contingent or otherwise, which is for borrowed money (whether or not the recourse of the lender is to the whole of the assets of that Person or only to a portion of the assets of that Person), or evidenced by bonds, notes, debentures or similar instruments or representing the balance deferred and unpaid of the purchase price of any property (excluding, without limitation, any balances that constitute accounts payable or trade payables, and other accrued liabilities arising in the ordinary course of business) if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of that Person prepared in accordance with GAAP, and will also include, to the extent not otherwise included:

                  (1) Capitalized Lease Obligations of that Person;

                  (2) obligations secured by a Lien (other than obligations under Interest Rate Agreements, Currency Agreements or Commodity Agreements) to which any property or assets owned or held by that Person are subject, whether or not the obligation or obligations secured thereby will have been assumed by a third party, PROVIDED that, for the purposes of determining the amount of Debt described in this clause, if recourse with respect to that Debt is limited to such property or assets, the amount of that Debt will be deemed to be the Fair Market Value of such property or assets;

                  (3) guarantees of items of other Persons which would be included within this definition for that other Person (whether or not such items would appear upon the balance sheet of the guarantor);

                  (4) obligations of that Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction;

                  (5) all Disqualified Capital Stock issued by that Person with the amount of Debt represented by that Disqualified Capital Stock being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed repurchase price (for the purposes hereof, "maximum fixed repurchase price" of any Disqualified Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of that Disqualified Capital Stock as if that Disqualified Capital Stock were repurchased on any date on which Debt shall be required to be determined pursuant to this Indenture and if that price is based upon, or measured by, the fair market value of that Disqualified Capital Stock, that price shall be the Fair Market Value of that Disqualified Capital Stock);

                  (6) obligations of that Person under any Currency Agreement or any Interest Rate Agreement applicable to any of the foregoing (if and to the extent such Currency Agreement or Interest Rate Agreement obligations would appear as a liability upon a balance sheet of that Person prepared in accordance with GAAP);

                  (7) obligations of that Person under any Commodity Agreement (if and to the extent such Commodity Agreement obligations would appear as a liability upon a balance sheet of that Person prepared in accordance with GAAP); and

                  (8) Attributable Debt.

                  The amount of Debt of any Person at any date will be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations (other than contingent obligations under Interest Rate Agreements, Currency Agreements and Commodity Agreements, which shall be valued as set forth above), the maximum liability upon the occurrence of the contingency giving rise to the obligation; PROVIDED that:

                  (1) the amount outstanding at any time of any Debt issued with original issue discount is the accreted value of that Debt at that time as determined in conformity with GAAP; and

                  (2) Debt will not include any liability for federal, provincial, state, local or other taxes.

                  Notwithstanding any other provision of the foregoing definition, any trade payable, deferred credit or accrued liability arising from the purchase of goods or materials or for services obtained in the ordinary course of business shall not be deemed to be Debt of the Company or any of its Restricted Subsidiaries for purposes of this definition. Furthermore, guarantees of (or obligations with respect to letters of credit supporting) Debt otherwise included in the determination of that amount shall also not be included.

                  "DEFAULT" means any event that is, or with the passing of time or giving of notice or both would be, an Event of Default.

                  "DEFAULTED INTEREST" has the meaning specified in Section 3.11(b).

                  "DESIGNATION" means the designation of any Subsidiary of the Company as an Unrestricted Subsidiary.

                  "DESIGNATION AMOUNT" shall have the meaning set forth in the definition of "Restricted Payment."

                  "DISQUALIFIED CAPITAL STOCK" means any Capital Stock of a Person or a Restricted Subsidiary thereof which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (except, in each case, in accordance with a change of control provision, which provision has substantially the same effect as Section 10.15 hereof), in whole or in part, or is exchangeable into Debt on or prior to the final maturity date of the Notes.

                  "DTC" means The Depository Trust Company, its nominee or successor.

                  "EBITDA" means, with respect to any Person and its Restricted Subsidiaries, for any period, an amount equal to

                  (1) the sum, without duplication, of:

                           (a) Consolidated Net Income for such period, MINUS
                  any net income (or PLUS any net loss) attributable to discontinued operations (including, without limitation, operations disposed of during such period whether or not such operations were classified as discontinued), PLUS

                           (b) the provision for taxes for such period based on
                  income or profits to the extent such income or profits were included in computing Consolidated Net Income (MINUS any provision for taxes utilized in computing net loss under clause (1)(a) of this definition to the extent such provision reduced net loss), PLUS

                           (c) Consolidated Interest Expense for such period,
                  PLUS

                           (d) depreciation for such period on a consolidated
                  basis, to the extent reducing Consolidated Net Income, PLUS

                           (e) amortization of goodwill, deferred charges and
                  other intangibles for such period on a consolidated basis, to the extent reducing Consolidated Net Income, PLUS

                           (f) any other non-cash items reducing Consolidated
                  Net Income for such period, MINUS

                  (2) all non-cash items increasing Consolidated Net Income for such period, determined on a consolidated basis in accordance with GAAP.

                  "EUROCLEAR" has the meaning specified in Section 2.05.

                  "EVENT OF DEFAULT" has the meaning specified in Section 5.01.

                  "EXCHANGE ACT" refers to the U.S. Securities Exchange Act of 1934 as it may be amended, any successor act thereto and the rules and regulations of the Commission promulgated thereunder.

                  "EXCHANGE SECURITIES" has the meaning provided in the Registration Rights Agreement.

                  "EXCLUDED HOLDER" has the meaning specified in Section
10.16(a).

                  "EXPIRATION DATE" has the meaning specified in Section
1.04(g).

                  "FAIR MARKET VALUE" means, with respect to any asset or property, the price which could be negotiated in an arm's-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair Market Value shall be determined by the Board of Directors of the Company acting reasonably and in good faith and, in the case of determination involving assets or property in excess of $5,000,000 shall be evidenced by a Board Resolution.

                  "FOUR-QUARTER PERIOD" means at any date of determination the four most recent consecutive fiscal quarters for which consolidated financial statements are available ending on or prior to the date of such determination.

                  "GLOBAL NOTE" and "GLOBAL SECURITY" mean collectively a Restricted Global Security and Regulation S Global Security.

                  "GUARANTEE" means a guarantee of the Notes by a Guarantor issued pursuant to the terms of this Indenture.

                  "GUARANTORS" means all of the Restricted Subsidiaries of the Company that hereafter become Guarantors pursuant to this Indenture.

                  "HOLDER" means a person in whose name a Security is registered in the Security Register.

                  "INCUR" means, with respect to any Debt or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become liable in respect of such Debt or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Debt or other obligation on the balance sheet of such Person (and "incurrence", "incurred", "incurrable" and "incurring" shall have meanings correlative to the foregoing); PROVIDED, that a change in GAAP that results in an obligation of such Person that exists at such time becoming Debt shall not be deemed an incurrence of such Debt.

                  "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof including, for all purposes of this instrument and any such supplemental indenture, the Annexes attached to this instrument.

                  "INDEPENDENT FINANCIAL ADVISOR" means an investment banking firm or accounting firm of national reputation in the United States of America or Canada (i) which does not, and whose directors, officers, employees and Affiliates do not, have a direct or indirect financial interest in the Company or any of its Affiliates, and (ii) which, in the judgment of the Board of Directors of the Company, is otherwise independent and qualified to perform the task for which it is to be engaged.

                  "INITIAL PURCHASERS" means Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, CIBC World Markets Corp., Scotia Capital (USA) Inc., RBC Capital Markets Corporation, TD Securities (USA), Inc., Harris Nesbitt Corp., HSBC Securities (USA) Inc. and NBF Securities (USA) Corp.

                  "INSTITUTIONAL ACCREDITED INVESTOR" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) promulgated under the Securities Act.

                  "INTEREST PAYMENT DATE" means each semiannual interest payment date on March 1 and September 1 of each year, commencing September 1, 2004.

                  "INTEREST RATE AGREEMENT" means, with respect to any Person, any interest rate protection agreement, interest rate futures agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate forward agreement or other similar agreement or arrangement.

                  "INVENTORY" of a Person means all inventory of such Person, including (i) all raw materials, work in process, parts, components, assemblies, supplies and materials used or consumed by such Person's business, (ii) all goods, wares and merchandise, finished or unfinished, held for sale or lease and
(iii) all goods returned or repossessed by such Person.

                  "INVESTMENT GRADE" means (i) BBB- or above, in the case of S&P (or its equivalent under any successor Rating Categories of S&P), or Baa3 or above, in the case of Moody's (or its equivalent under any successor Rating Categories of Moody's), or (ii) the equivalent in respect of the Rating Categories of any Rating Agencies substituted for S&P or Moody's.

                  "INVESTMENTS" means (without duplication), with respect to any Person, directly or indirectly, any advance (or other extension of credit), account receivable (other than an account receivable arising in the ordinary course of business of such Person), loan or capital contribution to (by means of transfers of cash or other Property to others, payments for Property or services for the account or use of others or otherwise), any guarantee of any obligations or Debt of any other Person, the purchase of any Capital Stock, bonds, notes, debentures, partnership or joint venture interests or other securities of, the acquisition, by purchase or otherwise, of all or substantially all of the business or assets or stock or other evidence of beneficial ownership of, or interest in any Person or the making of any investment in any Person. Investments shall exclude (i) extensions of trade credit to customers and advances in respect of commissions and travel and similar expenses to officers and employees, in each case made in the ordinary course of business and (ii) the repurchase of securities of any Person by such Person. For the purposes of
Section 10.07 hereof, the amount of any Investment shall be the original cost of such Investment plus the cost of all additional Investments by the Company or any of its Restricted Subsidiaries, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment, reduced by the payment of dividends or distributions in connection with such Investment or any other amounts received in respect of such Investment; PROVIDED that no such payment of dividends or distributions or receipt of any such other amounts shall reduce the amount of any Investment if such payment of dividends or distributions or receipt of any such amounts would be included in Consolidated Net Income. In determining the amount of any Investment involving the transfer of any property or assets other than cash, such property or assets shall be valued at its or their Fair Market Value at the time of such transfer, as determined in good faith by the Board of Directors of the Person making such transfer.

                  "ISSUE DATE" means the date the Notes are first issued by the Company and authenticated by the Trustee under this Indenture.

                  "LIEN" means, with respect to any property or assets of any Person, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement, encumbrance, priority or other security agreement of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any Capitalized Lease Obligations, conditional sales, or other title retention agreement having substantially the same economic effect as any of the foregoing).

                  "MATERIAL SUBSIDIARY" means, at any date of determination,

                  (1) any Restricted Subsidiary that, together with its Subsidiaries that constitute Restricted Subsidiaries:

                           (a) for the most recent fiscal year of the Company
                  accounted for more than 5.0% of the consolidated revenues of the Company and the Restricted Subsidiaries, or

                           (b) as of the end of such fiscal year, owned more
                  than 5.0% of the consolidated assets of the Company and the Restricted Subsidiaries,

         all as set forth on the consolidated financial statements of the Company and the Restricted Subsidiaries for such year prepared in conformity with GAAP, and

                  (2) any Restricted Subsidiary which, when aggregated with all other Restricted Subsidiaries that are not otherwise Material Subsidiaries and as to which any event described in clause (8) of
         Section 5.01(a) hereof has occurred, would constitute a Material Subsidiary under clause (1) of this definition.

                  "MATURITY DATE" means March 1, 2014.

                  "MOODY'S" means Moody's Investors Service, Inc. and its successors.

                  "NET INCOME" means, with respect to any Person, for any period, the net income (loss) of such Person determined in accordance with GAAP and in accordance with clause (6) of the definition of Consolidated Net Income.

                  "NON-U.S. PERSON" means a Person who is not a U.S. person, as defined in Regulation S.

                  "NOTES" means the 7-3/8% Senior Notes due 2014 issued by the Company pursuant to this Indenture.

                  "NOTICE OF DEFAULT" means a written notice of the kind specified in Section 6.05.

                  "OFFICER" with respect to any Person (other than the Trustee), means the Chairman of the Board of Directors, Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Controller, the Treasurer, the Corporate Secretary or the Secretary of such Person, or any other officer of such Person designated by the Board of Directors of such Person and set forth in an Officers' Certificate delivered to the Trustee.

                  "OFFICERS' CERTIFICATE" means, with respect to any Person, a certificate signed by the Chief Executive Officer, the President or any Vice President, and the Chief Financial Officer, the Treasurer or the Corporate Secretary, of such Person that shall comply with applicable provisions of this Indenture.

                  "OPINION OF COUNSEL" means a written opinion reasonably satisfactory in form and substance to the Trustee from legal counsel, which counsel is reasonably acceptable to the Trustee, including the matters required by Section 1.02 hereof and delivered to the Trustee.

                  "OTHER SENIOR NOTES" means the 8-5/8% Senior Notes due 2011 issued by the Company.

                  "PACIFICA" means Pacifica Papers Inc., a Canadian company that amalgamated with Norske Skog Canada Limited to form the Company on September 1, 2001.

                  "PACIFICA INCOME ADJUSTMENT AMOUNT" means the amount equal to 50% of the cumulative Consolidated Net Income of Pacifica for the period from January 1, 1999 to September 1, 2001 (but not including any amount which is included in determining Consolidated Net Income of the Company and its successors) less the aggregate amount of any "Restricted Payments" (as such term is defined in the indenture governing the Pacifica Notes, as such indenture was in effect on the date the Pacifica Notes were originally issued, whether or not any of such Pacifica Notes remain outstanding) made by Pacifica in that period that would be required to be deducted in calculating the limitation on "Restricted Payments" thereunder.

                  "PACIFICA NOTES" means the 10% Senior Notes due 2009 of Pacifica, and assumed by the Company.

                  "PARI PASSU", when used with respect to the ranking of any Debt of any Person in relation to other Debt of such Person, means that each such Debt (a) either (i) is not subordinated in right of payment to any other Debt of such Person or (ii) is subordinate in right of payment to the same Debt of such Person as is the other and is so subordinate to the same extent and (b) is not subordinate in right of payment to the other or to any Debt of such Person as to which the other is not so subordinate.

                  "PAYING AGENT" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company, which initially shall be the Trustee.

                  "PERMITTED DEBT" means:

                  (1) Debt of the Company or a Guarantor arising under or in connection with any Credit Facilities in an aggregate principal amount at any time outstanding not to exceed the greater of:

                           (A)      $725,000,000; and

                           (B)      the sum of:

                                    (i) 85.0% of the book value of Accounts
                           Receivable net of any allowance for doubtful accounts of the Company and its Restricted Subsidiaries as of the last fiscal quarter for which financial statements are prepared, plus

                                    (ii) 60.0% of the book value of Inventory at
                           the lower of cost or net realizable value net of any allowance for obsolescence of the Company and its Restricted Subsidiaries as of the last fiscal quarter for which financial statements are prepared, plus

                                    (iii)   $375,000,000;

                  (2) Debt under the Notes and any Guarantees;

                  (3) Debt of the Company owed to and held by any Guarantor which is unsecured and subordinated in right of payment to the payment and performance of the Company's obligations under this Indenture and the Notes and Debt of any Restricted Subsidiary owed to and held by the Company or another Guarantor; PROVIDED that:

                           (A) any sale or other disposition of any Debt of the
                  Company or any Restricted Subsidiary referred to in this clause (3) to a Person other than the Company or a Guarantor,

                           (B) any sale or other disposition of Capital Stock of
                  any Guarantor which holds Debt of the Company or another Restricted Subsidiary such that such Guarantor ceases to be a Guarantor of the Company, and

                           (C) the Designation of a Guarantor that holds Debt of
                  the Company or any other Restricted Subsidiary as an Unrestricted Subsidiary,

         shall be deemed to be an incurrence of Debt not constituting Permitted Debt by the issuer of that Debt;

                  (4) Purchase Money Debt and Capitalized Lease Obligations incurred to acquire property in the ordinary course of business in an aggregate principal amount outstanding not to exceed, together with all other Debt outstanding under this clause (4), at the time of any such incurrence and after giving pro forma effect thereto, 7.5% of the consolidated tangible assets of the Company and its Restricted Subsidiaries as of the end of the most recent fiscal quarter for which consolidated financial statements are available ending on or prior to the date of determination;

                  (5) Debt under Interest Rate Agreements entered into in the ordinary course of business of the Company or any Restricted Subsidiary and not for speculative purposes; PROVIDED that the notional principal amount of such Interest Rate Agreements, at the time of the incurrence thereof, does not exceed the principal amount of the Debt to which such Interest Rate Agreements relate;

                  (6) Debt under Currency Agreements entered into in the ordinary course of business of the Company or any Restricted Subsidiaries and not for speculative purposes; PROVIDED that in the case of Currency Agreements which relate to Debt, such Currency Agreements do not increase the principal amount of Debt of the Company and its Restricted Subsidiaries outstanding other than as a result of fluctuations in foreign currency exchange rates or by reason of fees, indemnities or compensation payable thereunder;

                  (7) Debt of the Company or any Restricted Subsidiary in respect of reimbursement obligations relating to undrawn standby letters of credit issued for the account of the Company or such Restricted Subsidiary, as the case may be, in connection with workers' compensation claims, self insurance or other similar reimbursement type obligations;

                  (8) Debt of the Company or any Restricted Subsidiary in respect of bid, performance, surety and appeal bonds provided in the ordinary course of business;

                  (9) additional Debt of the Company or the Guarantors not to exceed $100,000,000 in aggregate principal amount at any one time outstanding which may, but need not be, incurred under the Credit Facilities;

                  (10) Refinancing Debt;

                  (11) Debt of the Company or any of its Restricted Subsidiaries in respect of accommodation guarantees for the benefit of trade creditors of any such person, trade letters of credit, standby letters of credit, performance bonds, bankers' acceptances and surety bonds, in each case, incurred in the ordinary course of business in an aggregate principal amount not in excess of $5,000,000 at any one time outstanding;

                  (12) Debt outstanding on the Issue Date except for indebtedness incurred pursuant to clause (1) or (2) of this definition;

                  (13) Debt under Commodity Agreements entered into in the ordinary course of business and not for speculative purposes; and

                  (14) any Debt incurred by the Company or any Restricted Subsidiary to the extent (i) (A) all of the net proceeds of such Debt are used to fully or partially pay the consideration for any Asset Acquisition or (B) such Debt constitutes Acquired Debt and (ii) after giving pro forma effect to such incurrence and the related Asset Acquisition, (1) no Default or Event of Default will have occurred and be continuing or result therefrom and (2) the Company's Consolidated Leverage Ratio is equal to or lower than the Company's Consolidated Leverage Ratio immediately prior to giving effect to such incurrence and related Asset Acquisition.

                  "PERMITTED INVESTMENTS" means Investments made on or after the Issue Date consisting of:

                  (1) Investments by the Company, or by a Restricted Subsidiary thereof, in the Company or a Restricted Subsidiary;

                  (2) Investments by the Company, or by a Restricted Subsidiary thereof, in a Person, if as a result of that Investment

                           (A) that Person becomes a Restricted Subsidiary of the Company, or

                           (B) that Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Restricted Subsidiary thereof;

                  (3) Investments in Cash Equivalents;

                  (4) reasonable and customary loans and advances made to employees not to exceed $10,000,000 in the aggregate at any one time outstanding;

                  (5) an Investment that is made by the Company or a Restricted Subsidiary thereof in the form of any Capital Stock, bonds, notes, debentures or other securities that are issued by a third party to the Company or Restricted Subsidiary solely as partial consideration for the consummation of an Asset Sale that is permitted under Section 10.10 of this Indenture;

                  (6) Investments (including, but not limited to, Investments in co-generation facilities) in Unrestricted Subsidiaries or in any corporation, partnership, joint venture or other entity (including, but not limited to, any entity engaged in the business of constructing and/or operating co-generation or similar facilities) in an amount not to exceed, together with the amount of all other Investments outstanding under this clause (6), at the time of such Investment and after giving pro forma effect thereto, 7.5% of the consolidated tangible assets of the Company and its Restricted Subsidiaries as of the end of the most recent fiscal quarter for which consolidated financial statements are available ending on or prior to the date of determination (with the amount of each Investment being measured at the time made and without giving effect to subsequent changes in value);

                  (7) any acquisition of assets in exchange for the Capital Stock (other than Disqualified Capital Stock) of the Company;

                  (8) Investments in securities of trade creditors or customers received in settlement of obligations that arose in the ordinary course of business pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers;

                  (9) Investments in Commodity Agreements, Interest Rate Agreements and Currency Agreements entered into in the ordinary course of business and not for speculative purposes; and

                  (10) other Investments in any Person in an amount, together with the amount of all other Investments outstanding under this clause
         (10), not to exceed at the time of such

         Investment, the greater of (A) $25,000,000 and (B) 2.0% of the consolidated tangible assets of the Company and its Restricted Subsidiaries as of the end of the most recent fiscal quarter for which consolidated financial statements are available ending on or prior to the date of determination (with the amount of each Investment being measured at the time made and without giving effect to subsequent changes in value).

                  "PERMITTED LIENS" means,

                  (1) Liens on Property or assets of, or any Capital Stock of, any corporation existing at the time such assets are acquired by the Company or any of its Restricted Subsidiaries, whether by merger, amalgamation, consolidation, purchase of assets or otherwise; PROVIDED
         (a) that such Liens are not created, incurred or assumed in connection with, or in contemplation of, such assets being acquired by the Company or its Restricted Subsidiaries and (b) that any such Lien does not extend to or cover any Property, Capital Stock or Debt other than the Property, Capital Stock or Debt being acquired,

                  (2) Liens securing Refinancing Debt; PROVIDED that any such Lien does not extend to or cover any Property, Capital Stock or Debt other than the Property, Capital Stock or Debt securing the Debt so refunded, refinanced or extended,

                  (3) Liens in favor of the Company or any Guarantor,

                  (4) Liens to secure Purchase Money Debt that is otherwise permitted to be incurred under this Indenture; PROVIDED that (a) any such Lien is created solely for the purpose of securing Debt representing, or incurred to finance, refinance or refund, the cost (including sales and excise taxes, installation and delivery charges and other direct costs of, and other direct expenses paid or charged in connection with, such purchase or construction) of the Property so acquired, (b) the principal amount of the Debt secured by such Lien does not exceed 100% of such costs and expenses, and (c) such Lien does not extend to or cover any Property other than such item of Property and any improvements on such item,

                  (5) statutory liens or landlords', carriers', warehousemen's, unemployment insurance, surety or appeal bonds, mechanics', suppliers', materialmen's, repairmen's or other like Liens imposed by law arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by appropriate proceedings,

                  (6) Liens existing on the Issue Date,

                  (7) Liens securing only the Notes or the Guarantees,

                  (8) Liens for taxes, assessments or governmental charges not yet due or that are being contested in good faith by appropriate proceedings; PROVIDED that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor,

                  (9) Liens securing Capitalized Lease Obligations permitted to be incurred under clause (4) of the definition of "Permitted Debt"; PROVIDED that such Lien does not extend to any Property other than that subject to the underlying lease,

                  (10) Liens securing Debt permitted to be incurred under clause
         (1) of the definition of "Permitted Debt,"

                  (11) Liens securing obligations under Interest Rate Agreements, Currency Agreements and Commodity Agreements, in each case permitted to be incurred under this Indenture,

                  (12) Liens created or deposits made to secure the performance of tenders, bids, leases, statutory obligations, government contracts, performance bonds and other obligations of a like nature incurred in the ordinary course of business,

                  (13) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods,

                  (14) other Liens securing obligations incurred in the ordinary course of business, which obligations do not exceed $3,000,000 in the aggregate at any one time outstanding,

                  (15) Liens arising pursuant to Sale and Lease-Back Transactions entered into in compliance with this Indenture,

                  (16) Liens securing Debt permitted to be incurred under clause
         (9) or (11) of the definition of "Permitted Debt,"

                  (17) Liens incurred in the ordinary course of business of the Company or any Restricted Subsidiary of the Company with respect to obligations that do not exceed $7,500,000 at any one time outstanding and that (a) are not incurred in connection with the borrowing of money or the obtaining of advances or credit (other than trade credit in the ordinary course of business) and (b) do not in the aggregate materially detract from the value of the property or materially impair the use thereof in the operation of business by the Company or such Restricted Subsidiary,

                  (18) the Lien of any judgment rendered which is being contested diligently and in good faith by appropriate proceedings by the Company or any of its Restricted Subsidiaries and which does not have a material adverse effect on the ability of the Company and its Restricted Subsidiaries to operate the business or operations of the Company,

                  (19) reservations, limitations, provisos and conditions expressed in any original grants from a government (including any agency or political subdivision thereof) which do not materially adversely impair the use of the subject property by the Company or a Restricted Subsidiary,

                  (20) servitudes, licenses, easements, rights-of-way and rights in the nature of easements (including, without in any way limiting the generality of the foregoing, servitudes, licenses, easements, rights-of-way and rights in the nature of easements for sidewalks, public ways, sewers, drains, gas, steam and water mains or electric light and power, or telephone and telegraph conduits, poles, wires and cable) which do not in the aggregate materially adversely impair the use of the subject property by the Company or a Restricted Subsidiary or in respect to which the Company or any of its Restricted Subsidiaries has made satisfactory arrangement for relocation so that such use will not in the aggregate be materially and adversely impaired,

                  (21) zoning and building by-laws and ordinances, municipal by-laws and regulations, and restrictive covenants, which do not materially adversely interfere with the use of the subject property by the Company or a Restricted Subsidiary,

                  (22) with respect to personal property only, Liens arising pursuant to registration under the Personal Property Act (British Columbia) and similar legislation in other provinces or jurisdictions exclusively relating to property and assets subject to equipment leases which are not Capitalized Lease Obligations,

                  (23) Liens with respect to any property of (i) any Unrestricted Subsidiaries, corporations, partnerships, joint ventures or other entities specified in clause (6) of the "Permitted Investments" definition or (ii) any other Unrestricted Subsidiaries, if pursuant to any laws or regulations such property would be deemed to be that of the Company or any of its Restricted Subsidiaries, and

                  (24) any extension, renewal or replacement, in whole or in part, of any Lien described in the foregoing clause (1), (2), (4), (6) or (9) of this definition; PROVIDED that the principal amount secured by any such extension, renewal or replacement shall not be increased and such lien shall not extend to any other Property of the Company or its Subsidiaries other than such item of Property originally covered by such Lien or by improvement thereon or additions or accessions thereto.

                  "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government, including any agency or political subdivision thereof.

                  "PHYSICAL NOTES" means certificated Notes in registered form in substantially the form set forth in Section 2.04 Form of Security.
                  "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and for the purposes of this definition, any Security authenticated and delivered under SECTION 3.08 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "PREFERRED STOCK" means any Capital Stock of a Person, however designated, which entitles the holder thereof to a preference with respect to dividends, distributions or liquidation proceeds of such Person over the holders of other Capital Stock issued by such Person.

                  "PRIVATE EXCHANGE" has the meaning set forth in the Registration Rights Agreement.

                  "PRIVATE EXCHANGE SECURITIES" has the meaning set forth in the Registration Rights Agreement.

                  "PRIVATE PLACEMENT LEGEND" means a legend in the form set forth in Section 2.04 of this Indenture.

                  "PROPERTY" of any Person means all types of real, personal, tangible, intangible or mixed property owned by such Person whether or not included in the most recent consolidated balance sheet of such Person and its Subsidiaries under GAAP.

                  "PUBLIC EQUITY OFFERING" means a public offering of shares of Common Stock (however designated and whether voting or non-voting) and any and all rights, warrants, receipts or options to acquire such Common Stock of the Company pursuant to a registration statement filed with the Commission in accordance with the Securities Act or pursuant to a prospectus filed with the appropriate securities regulatory authorities in any province or territory of Canada. For the purposes of this definition of "Public Equity Offering," any offering of securities specified in this definition that (i) does not satisfy the criteria required for a Public Equity Offering because such securities are not sold pursuant to a registration statement filed with the Commission in accordance with the Securities Act or pursuant to a prospectus filed with the appropriate securities regulatory authorities in a province or territory of Canada and (ii) becomes eligible for resale to the general public in any province or territory of Canada or the United States of America within 90 days of the date on which such securities were initially sold, shall be deemed to be a Public Equity Offering on and as of the date upon which such securities first become eligible for such resale.

                  "PURCHASE MONEY DEBT" means any Debt incurred by a Person to finance the cost (including the cost of acquisition, construction, lease, installation or improvement) of an item of Property, the principal amount of which Debt does not exceed the sum of (i) the lesser of (a) the Fair Market Value of such property and (b) 100% of such cost and (ii) reasonable fees and expenses of such Person incurred in connection therewith.

                  "QUALIFIED INSTITUTIONAL BUYER" or "QIB" shall have the meaning specified in Rule 144A promulgated under the Securities Act.

                  "RATING AGENCIES" means:

                  (1)      S&P; and

                  (2)      Moody's; and

                  (3) if S&P or Moody's or both will not make a rating of the Notes publicly available, a nationally recognized United States securities rating agency or agencies, as the case may be, selected by the Company, which will be substituted for S&P or Moody's or both, as the case may be.

                  "RATING CATEGORY" means:

                  (1) with respect to S&P, any of the following categories: BB, B, CCC, CC, C and D (or equivalent successor categories);

                  (2) with respect to Moody's, any of the following categories:
         Ba, B, Caa, Ca, C and D (or equivalent successor categories); and

                  (3) the equivalent of any such category of S&P or Moody's used by another Rating Agency.

                  In determining whether the rating of the Notes has decreased by one or more gradations, gradations within Rating Categories (+ and - for S&P; 1, 2 and 3 for Moody's; or the equivalent gradations for another Rating Agency) will be taken into account (e.g., with respect to S&P a decline in rating from BB+ to BB, as well as from BB- to B+, will constitute a decrease of one gradation).

                  "RATING DATE" means the date which is 90 days prior to the earlier of (1) a Change of Control and (2) public notice of the occurrence of a Change of Control or of the intention by the Company to effect a Change of Control.

                  "RATING DECLINE" means the decrease (as compared with the Rating Date) by one or more gradations within Rating Categories as well as between Rating Categories of the rating of the Notes by a Rating Agency on, or within 120 days after, the earlier of the date of public notice of the occurrence of a Change of Control or of the intention by the Company to effect a Change of Control (which period will be extended for so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

                  "RECEIVABLES" means chattel paper, instruments, documents, contract rights or intangibles evidencing or relating to the right to payment of money.

                  "REDEMPTION DATE" when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

                  "REDEMPTION PRICE" when used with respect to any Security to be redeemed, in whole or in part, means the price at which it is to be redeemed pursuant to this Indenture.

                  "REFINANCING DEBT" means Debt that replaces, refunds, renews, refinances or extends any Debt of the Company or a Restricted Subsidiary permitted to be incurred by the Company or its Restricted Subsidiaries pursuant to Section 10.06 hereof (other than pursuant to clauses (1), (4), (5), (6), (7),
(8) (9) and (13) of the definition of "Permitted Debt"), but only to the extent that (i) the Refinancing Debt is subordinated to the Notes to at least the same extent as the Debt being replaced, refunded, renewed, refinanced or extended, if at all, (ii) the Refinancing Debt is scheduled to mature either (a) no earlier than the Debt being replaced, refunded, renewed, refinanced or extended, or (b) after the Maturity Date, (iii) the portion, if any, of the

Refinancing Debt that is scheduled to mature on or prior to the Maturity Date has a weighted average life to maturity at the time such Refinancing Debt is incurred that is equal to or greater than the weighted average life to maturity of the portion of the Debt being replaced, refunded, renewed, refinanced or extended that is scheduled to mature on or prior to the Maturity Date, and (iv) such Refinancing Debt is in an aggregate principal amount that is equal to or less than the sum of (a) the aggregate principal amount then outstanding under the Debt being replaced, refunded, renewed, refinanced or extended, (b) the amount of accrued and unpaid interest, if any, and premiums owed, if any, not in excess of preexisting prepayment provisions on such Debt being replaced, refunded, renewed, refinanced or extended and (c) the amount of customary fees, expenses and costs related to the incurrence of such Refinancing Debt.

                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated March 23, 2004 among the Company, the Guarantors and the Initial Purchasers, as amended from time to time and, with respect to any Notes issued pursuant to the second sentence of Section 3.01(a), any other registration rights agreement in connection with the issuance of such Notes.

                  "REGULATION S" means Regulation S under the Securities Act.

                  "REGULATION S CERTIFICATE" means a certificate substantially in the form set forth in Annex A.

                  "REGULATION S GLOBAL SECURITY" has the meaning specified in
Section 2.05(b).

                  "REGULATION S SECURITIES" means all Securities required pursuant to Section 3.07(c) to bear a Private Placement Legend. Such term includes the Regulation S Global Security.

                  "REPLACEMENT ASSETS" means (i) properties or assets (other than cash or Cash Equivalents or any Capital Stock or other security) that will be used or useful in the business of the Company or its Restricted Subsidiaries, or in businesses reasonably similar to or ancillary to the business of the Company or its Restricted Subsidiaries or (ii) Capital Stock of any Person that will become on the date of acquisition thereof a Guarantor as a result of such acquisition.

                  "RESPONSIBLE OFFICER" when used with respect to the Trustee, means an officer or assistant officer assigned to the corporate trust department of the Trustee (or any successor group of the Trustee) with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "RESTRICTED GLOBAL SECURITY" has the meaning specified in
Section 2.05.

                  "RESTRICTED PAYMENTS" means any of the following:

                  (1) the declaration or payment of any dividend or any other distribution or payment on Capital Stock of the Company or any Restricted Subsidiary or any payment made to the direct or indirect holders (in their capacities as such) of Capital Stock of the Company or any Restricted Subsidiary (other than (x) the amount of any such dividends or distributions payable solely in Capital Stock (other than Disqualified Capital Stock) of the Company, and (y) in the case of Restricted Subsidiaries, dividends or distributions payable to the Company or to a Restricted Subsidiary),

                  (2) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of the Company or any of its Restricted Subsidiaries (other than Capital Stock owned by the Company or a Restricted Subsidiary),

                  (3) the making of any principal payment on, or the purchase, defeasance, repurchase, redemption or other acquisition or retirement for value, prior to any scheduled maturity, scheduled repayment or scheduled sinking fund payment, of any Debt of the Company or any Guarantor which is subordinated in right of payment to the Notes or such Guarantor's Guarantee, as the case may be (other than any such Debt acquired in anticipation of satisfying a scheduled sinking fund obligation, principal installment or final maturity in each case due within one year of the date of acquisition),

                  (4) the making of any Investment other than a Permitted Investment,

                  (5) any Designation; PROVIDED that the Designation of a Subsidiary of the Company as an Unrestricted Subsidiary shall be deemed to include the Designation of all of the Subsidiaries of such Subsidiary, and

                  (6) the forgiveness of any Debt of an Affiliate of the Company owed to the Company or a Restricted Subsidiary.

                           In determining the amount of any Restricted Payment, cash distributed or invested shall be valued at the face amount thereof and Property other than cash shall be valued at its Fair Market Value, except that, in determining the amount of any Restricted Payment made under clause (5) of this definition, the amount of such Restricted Payment (the "Designation Amount") shall be equal to the greater of (1) the book value, or (2) the Fair Market Value, of the Company's proportionate direct or indirect interest in such Subsidiary on such date.

                  "RESTRICTED SECURITIES" means a restricted security within the meaning of Rule 144 and all Securities required pursuant to Section 3.07(c) to bear a Private Placement Legend. Such term includes the Restricted Global Security; PROVIDED, that the Trustee shall be entitled to request and conclusively rely upon an Opinion of Counsel with respect to whether any Note is a Restricted Security.

                  "RESTRICTED SECURITIES CERTIFICATE" means a certificate substantially in the form set forth in Annex B.

                  "RESTRICTED SUBSIDIARY" means any Subsidiary of the Company other than an Unrestricted Subsidiary.

                  "RULE 144" means Rule 144 under the Securities Act.

                  "S&P" means Standard & Poor's Ratings Group and its successors.

                  "RULE 144A" means Rule 144A under the Securities Act.

                  "SALE AND LEASE-BACK TRANSACTION" means any arrangement with any Person providing for the leasing by the Company or any Restricted Subsidiary of any real or tangible personal property, which property has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person in contemplation of such leasing.

                  "SECURITIES ACT" means the U.S. Securities Act of 1933 and (unless the context otherwise requires) includes the rules and regulations of the Commission promulgated thereunder.

                  "SECURITIES ACT LEGEND" means the Private Placement Legend.

                  "SECURITY" and "SECURITIES" means the Notes, the Exchange Securities and the Private Exchange Securities.

                  "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 3.07(a).

                  "SUBSIDIARY" of any specified Person means any corporation, partnership, joint venture, limited liability company, association or other business entity, whether now existing or hereafter organized or acquired:

                  (1) in the case of a corporation, of which more than 50% of the total voting power of the Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, officers or trustees thereof is held by that first-named Person or any of its Subsidiaries; or

                  (2) in the case of a partnership, joint venture, limited liability company, association or other business entity, with respect to which that first-named Person or any of its Subsidiaries has the power to direct or cause the direction of the management and policies of that entity by contract or otherwise or if in accordance with GAAP such entity is consolidated with the first-named Person for financial statement purposes;

         PROVIDED that, for greater certainty, the term "Subsidiary" when used in relation to the Company or any of its Subsidiaries shall not include Powell River Energy Inc. or Powell River Energy Limited Partnership.

                  "SUCCESSOR SECURITY" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and for the purposes of this definition, any Security authenticated and delivered under Section 3.08 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "TAXES" means any present or future tax, duty, levy, impost, assessment or other government charge (including penalties, interest and any other liabilities related thereto) imposed or levied by or on behalf of a Taxing Authority.

                  "TAXING AUTHORITY" means the federal government of Canada or any government of any political subdivision, province or territory of Canada or any authority or agency therein or thereof having power to tax.

                  "TAXING JURISDICTION" means Canada or any political subdivision, province or territory therein.

                  "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  "UNRESTRICTED SUBSIDIARY" means (i) any Subsidiary of an Unrestricted Subsidiary and (ii) any Subsidiary of the Company which is classified on or after the Issue Date as an Unrestricted Subsidiary by a resolution adopted by the Board of Directors of the Company; PROVIDED that a Subsidiary may be so classified as an Unrestricted Subsidiary only if such classification is in compliance with Section 10.07 hereof; PROVIDED FURTHER that the Board of Directors of the Company may not designate any Subsidiary of the Company to be an Unrestricted Subsidiary if, after such designation, such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, any Restricted Subsidiary which is not a Subsidiary of the Subsidiary to be so designated. The Trustee shall be given prompt notice by the Company of each resolution adopted by the Board of Directors of the Company under this provision, together with a copy of each such resolution adopted.

                  "U.S. DEPOSITARY" means The Depository Trust Company until a successor U.S. Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "U.S. Depositary" shall mean each successor U.S. Depositary.

                  "U.S. GOVERNMENT SECURITIES" means securities that are direct obligations of the United States of America, direct obligations of the Federal Home Loan Mortgage Corporation, direct obligations of the Federal National Mortgage Association, securities which the timely payment of whose principal and interest is unconditionally guaranteed by the full faith and credit of the United States of America, trust receipts or other evidence of indebtedness of a direct claim upon the instrument described above and money market funds that invest solely in such securities.

                  "U.S. PERSON" is defined in this Indenture to mean (i) any individual resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any estate of which an executor or administrator is a U.S. Person (other than an estate governed by foreign law and of which at least one executor or administrator is a non-U.S. Person who has sole or shared investment discretion with respect to its assets), (iv) any trust of which any trustee is a U.S. Person (other than a trust of which at least one trustee is a non-U.S. Person who has the sole or shared investment discretion with respect to its assets and no beneficiary of the trust (and no settler if the trust is revocable) is a U.S. Person, (v) any agency or branch of a foreign entity located in the United States, (vi) any non-discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person, (vii) any discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the

United States (other than such an account held for the benefit or account of a non-U.S. Person), (viii) any partnership or corporation organized or incorporated under the laws of a foreign jurisdiction and formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act (unless it is organized or incorporated, and owned, by accredited investors within the meaning of Rule 501(a) under the Securities Act who are not natural persons, estates or trusts); PROVIDED, HOWEVER, that the term "U.S. Person" does not include (a) a branch or agency of a U.S. Person that is located and operating outside the United States for valid business purposes as a locally regulated branch or agency engaged in the banking or insurance business, (b) any employee benefit plan established and administered in accordance with the law, customary practices and documentation of a foreign country and (c) the international organizations set forth in Section 902(o)(7) of Regulation S under the Securities Act and any other similar international organizations, and their agencies, affiliates and pension plans.

                  "UNITED STATES" means the United States of America (including the States thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

                  "VICE PRESIDENT", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                  "VOTING STOCK" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

                  "WHOLLY OWNED RESTRICTED SUBSIDIARY" means any Restricted Subsidiary, all of the outstanding voting securities (other than directors' qualifying shares or similar requirements of law) of which are owned, directly or indirectly, by the Company or another Wholly Owned Restricted Subsidiary.

                  SECTION 1.02      COMPLIANCE CERTIFICATES AND OPINIONS.

         (a) Upon any application or request by the Company or any Guarantor, as the case may be, to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

         (b) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 10.04) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with (which, in the case of an Opinion of Counsel, may be limited to reliance on an Officers' Certificate as to matters of fact); and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 1.03     FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

         (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         (b) Any certificate or opinion of an Officer of the Company or any Guarantor, may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers of the Company or any Guarantor stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 1.04      ACTS OF HOLDERS; RECORD DATE.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company and the Guarantors. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company and the Guarantors, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The ownership of Securities (including the principal amount and serial numbers of Securities held by any Person, and the date of holding the same) shall be proved by the Security Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         (e) The Company may set any day as a record date for the purpose of determining the Holders of Notes entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities, PROVIDED that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such matter referred to in the foregoing sentence, the record date for any such matter shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.01) prior to such first solicitation. If any record date is set pursuant to this paragraph, the Holders of Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; PROVIDED that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite aggregate principal amount of Securities on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite aggregate principal amount of Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in
Section 1.06.

         (f) The Trustee may set any day as a record date for the purpose of determining the Holders of Securities entitled to join in the giving or making of (1) any Notice of Default, (2) any declaration of acceleration referred to in
Section 5.02, (3) any request to institute proceedings referred to in Section 5.08(b) or (4) any direction referred to in Section 5.12. If any record date is set pursuant to this paragraph, the Holders of Notes on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; PROVIDED that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite aggregate principal amount of Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite aggregate principal amount of Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 1.06.

         (g) With respect to any record date set pursuant to this Section, the party hereto which sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; PROVIDED that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other parties hereto in writing, and to each Holder of Securities in the manner set forth in Section 1.06, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

         (h) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

         SECTION 1.05 NOTICES. Except for notice or communications to Holders, any notice or communication shall be given in writing and delivered in person, sent by facsimile, delivered by commercial courier service or mailed by first-class mail, postage prepaid, addressed as follows:

         If to the Company or any Guarantor:

               Norske Skog Canada Limited
               16th Floor
               250 Howe Street
               Vancouver, British Columbia V6C 3R8

               Canada
               Attention:  Corporate Secretary
               Fax Number:  (604) 654-4070

         with a copy to:

               Lawson Lundell
               1600 Cathedral Place
               925 West Georgia Street
               Vancouver, British Columbia V6C 3L2
               Canada
               Attention:  Gordon R. Chambers
               Fax Number:  (604) 669-1620

        and

               Shearman & Sterling LLP
               1080 Marsh Road
               Menlo Park, California  94025
               Attention:  Bruce Czachor
               Fax Number:  (650) 838-3699

        If to the Trustee:

               Wells Fargo Bank, National Association
               Corporate Trust Services
               213 Court Street, Suite 703
               Middletown, Connecticut 06457
               Attention:  Corporate Trust Services
               Fax Number:  (860) 704-6219

               Wells Fargo Bank, National Association
               Sixth and Marquette
               MAC N9303-120
               Minneapolis, MN 55479
               Attention:  Corporate Trust Services
               Fax Number: (612) 667-9825

         SECTION 1.06    NOTICE TO HOLDERS; WAIVER.

         (a) Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         (b) In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         SECTION 1.07 CONFLICT WITH TRUST INDENTURE ACT. Until such time as this Indenture shall be qualified under the Trust Indenture Act, this Indenture, the Company, the Guarantors and the Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were so qualified on the date hereof. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

         SECTION 1.08 EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and are not to be considered a part of, and shall not affect the construction hereof.

         SECTION 1.09 SUCCESSORS AND ASSIGNS. All agreements in this Indenture of the Company and any Guarantors shall bind their respective successors and assigns. All agreements of the Trustee, any additional trustee, and any Paying Agents in this Indenture shall bind their respective successors.

         SECTION 1.10 SEPARABILITY CLAUSE. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 1.11 BENEFITS OF INDENTURE. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Security Registrar and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 1.12 NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND STOCKHOLDERS. No recourse for the payment of the principal of or premium, if any, or interest, including Additional Interest, on any of the Notes, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company or any Guarantor in this Indenture or in any supplemental indenture, or in any of the Notes, or because of the creation of any Debt represented thereby, shall be had against any stockholder, officer, director or employee, as such, past, present or future, of the Company or any Guarantor or of any successor corporation or against the property or assets of any such stockholder, officer, employee or director, either directly or through the Company or any Guarantor, or any successor corporation thereof, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the Notes are solely obligations of the Company and the Guarantors, and that no such personal liability whatever shall attach to, or is or shall be incurred by, any shareholder, officer, employee or director of the Company or any Guarantor, or any successor corporation thereof, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or the Notes or implied therefrom, and that any and all such personal liability of, and any and all claims against every stockholder, officer, employee and director, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Notes. It is understood that this limitation on recourse is made expressly for the benefit of any such shareholder, employee, officer or director and may be enforced by any of them.

                  SECTION 1.13 GOVERNING LAW. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 1.14 BUSINESS DAYS; LEGAL HOLIDAYS.

                  A "Business Day" is a day that is not a Legal Holiday. A "Legal Holiday" is a Saturday, a Sunday, a United States or Canadian federally-recognized holiday or a day on which banking institutions are not required to be open, or are authorized or obligated by law or executive order to close, in the State of New York or the Province of British Columbia. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

                  SECTION 1.15 CONSENT TO SERVICE; JURISDICTION

                  By the execution and delivery of this Indenture, the Company and each Guarantor (i) acknowledges that it has, by separate written instrument, designated and appointed CT Corporation System as its authorized agent upon which process may be served in any suit, action or proceeding arising out of or relating to the Securities or this Indenture that may be instituted in any United States Federal or State court in the State of New York, Borough of Manhattan, or brought under United States Federal or State securities laws or brought by the Trustee (whether in its individual capacity or in its capacity as Trustee hereunder), and acknowledges that CT Corporation System has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit, action or proceeding, and (iii) agrees that service of process upon CT Corporation System and written notice of said service to it (as set out in this Section 1.15), shall be deemed in every respect effective service of process upon it in any such suit or proceeding. The Company and each Guarantor further agree to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue such designation and appointment of CT Corporation System, in full force and effect so long as this Indenture shall be in full force and effect; PROVIDED that the Company may and shall (to the extent CT Corporation System ceases to be able to be served on the basis contemplated herein), by written notice to the Trustee, designate such additional or alternative agent for service of process under this Section 1.15 that (i) maintains an office located in the Borough of Manhattan, The City of New York in the State of New York, (ii) is either (x) counsel for the Company or (y) a corporate service company which acts as agent for service of process for other Persons in the ordinary course of its business and (iii) agrees to act as agent for service of process in accordance with this Section 1.15. Such notice shall identify the name of such agent for process and the address of such agent for process in the Borough of Manhattan, The City of New York, State of New York. Upon the request of any Holder, the Trustee shall deliver such information to such Holder. Notwithstanding the foregoing, there shall, at all times, be at least one agent for service of process for the Company and any Guarantors, if any, appointed and acting in accordance with this Section 1.15.

                  To the extent that the Company or any Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company and such Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Indenture and the Securities, to the extent permitted by law.

         SECTION 1.16 JUDGMENT CURRENCY.

         (a) The Company and each of the Guarantors, jointly and severally, each agree to indemnify each Holder against any loss incurred by such party as a result of any judgment or order being given or made for any amount due under this Indenture and such judgment or order being expressed and paid in a currency (the "Judgment Currency") other than United States dollars and as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in The City of New York at which such party on the date of payment of such judgment or order is able to purchase United States dollars with the amount of the Judgment Currency actually received by such party. The foregoing indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, United States dollars.

         (b) The Company covenants and agrees that the following provisions shall apply to conversion of currency in the case of the Securities and this Indenture in the event the Company is in default under the terms of this
Indenture:

                  (1) If for the purpose of obtaining judgment in, or enforcing the judgment of, any court in any country, it becomes necessary to convert into a currency (the "judgment currency") an amount due in U.S. Dollars, then the conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which the judgment is given or the order of enforcement is made, as the case may be (unless a court shall otherwise determine).

                  (2) If there is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment is given or an order of enforcement is made, as the case may be (or such other date as a court shall determine), and the date of receipt of the amount due, the Company will pay such additional amount (or, as the case may be, be refunded such lesser amount), if any, as may be necessary so that the amount paid in the judgment currency when converted at the rate of exchange prevailing on the date of receipt will produce the amount in U.S. Dollars originally due.

                  (3) In the event of the winding-up of the Company at any time while any amount or damages owing under the Securities or this Indenture, or any judgment or order rendered in respect thereof, shall remain outstanding, the Company shall indemnify and hold the Holders and the Trustees harmless against any deficiency arising or resulting from any variation in rates of exchange between (1) the date as of which the equivalent of the amount in U.S. Dollars due or contingently due under the Securities and this Indenture (other than under this Subsection (3)) is calculated for the purposes of such winding-up and
         (2) the final date for the filing of proofs of claim in such winding-up. For the purpose of this Subsection (3), the final date for the filing of proofs of claim in the winding-up of the Company shall be the date fixed by the liquidator or otherwise in accordance with the relevant provisions of applicable law as being the latest practicable date as at which liabilities of the Company may be ascertained for such winding-up prior to payment by the liquidator or otherwise in respect thereto.

                  (4) The obligations contained in Subsections (2) and (3) of this Section 1.16 shall constitute separate and independent obligations of the Company from its other obligations under the Securities and this Indenture, shall give rise to separate and independent causes of action against the Company, shall apply irrespective of any waiver or extension granted by any Holders or the Trustees or any of them from time to time and shall continue in full force and effect notwithstanding any judgment or order or the filing of any proof of claim in the winding-up of the Company for a liquidated sum in respect of amounts due hereunder (other than under subsection (3) above) or under any such judgment or order. Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Holders or the Trustee, as the case may be, and no proof or evidence of any actual loss shall be required by the Company or the liquidator or otherwise or any of them which shall be liable for such deficiency. In the case of subsection (3) above, the amount of such deficiency shall not be deemed to be reduced by any variation in rates of exchange occurring between the said final date and the date of any liquidating distribution.

                  (5) The term "rate(s) of exchange" shall mean the rate of exchange quoted by The Royal Bank of Canada at its central foreign exchange desk in its main branch in Vancouver, British Columbia at 12:00 noon (Vancouver time) for the purchases of U.S. Dollars with the judgment currency other than U.S. Dollars referred to in subsections
         (1) and (3) above and includes any premiums and costs of exchange payable.

         (c) The Trustee shall have no duty or liability with respect to monitoring or enforcing this Section 1.16 and shall have no liability to the Holders due to fluctuations in currency rates.

         SECTION 1.17 CURRENCY EQUIVALENT. Except as provided in Section 1.16, for purposes of the construction of the terms of this Indenture or of the Securities, in the event that any amount, including any amounts owed by the Company to the Trustee, is stated herein in the currency of one nation (the "First Currency"), as of any date such amount shall also be deemed to represent the amount in the currency of any other relevant nation (the "Other Currency") which is required to purchase such amount in the First Currency at the rate of exchange quoted by The Royal Bank of Canada at its central foreign exchange desk in its main branch in Vancouver, British Columbia at 12:00 noon (Vancouver time) on the date of determination.

         SECTION 1.18 COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS. Holders may communicate pursuant to Trust Indenture Act ss. 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Guarantors, the Trustee, the Security Registrar and anyone else shall have the protection of Trust Indenture Act ss. 312(c).

         SECTION 1.19 NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS. This Indenture may not be used to interpret another indenture, loan, security or debt agreement of the Company or any Subsidiary thereof. No such indenture, loan, security or debt agreement may be used to interpret this Indenture.

                                   ARTICLE II

                                 SECURITY FORMS

         SECTION 2.01 FORMS GENERALLY AND AMOUNT OF NOTES.

         (a) The Notes and the Trustee's certificate of authentication with respect thereto shall be substantially in the forms set forth in this Article Two. The Notes may have notations, legends or endorsements required by law, rule or usage to which the Company is subject. Without limiting the generality of the foregoing, Notes offered and sold to Qualified Institutional Buyers in reliance on Rule 144A ("Rule 144A Notes") shall bear the Private Placement Legend and include the form of assignment set forth in this Article Two, Notes offered and sold in offshore transactions in reliance on Regulation S ("Regulation S Notes") shall bear the Private Placement Legend and include the form of assignment set forth in this Article Two. Notes transferred pursuant to Section 3.07 ("Other Notes") shall be represented by a Physical Note bearing the Private Placement Legend. Each Note shall be dated the date of its authentication. The Notes shall be issuable only in registered form without coupons in denominations of US$1,000 and any integral multiple of US$1,000.

         (b) Upon the occurrence of the exchange offer in accordance with the Registration Rights Agreement, the Exchange Securities or the Private Exchange Securities issued by the Company shall be substantially in the form set forth in this Article Two (but shall not contain paragraph 10 thereof).

         (c) The terms and provisions contained in the Notes shall constitute, and are expressly made, a part of this Indenture and, to the extent applicable, the Company, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and agree to be bound thereby. However, to the extent any provision of the Notes conflicts with the provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

         (d) The Notes may be presented for registration of transfer and exchange at the offices of the Security Registrar.

         SECTION 2.02 SECURITY REGISTRAR AND PAYING AGENT. (a) The Company shall maintain an office or agency (which shall be located in the Borough of Manhattan in The City of New York, State of New York) where Notes may be presented for registration of transfer or for exchange (the "Security Registrar"), and an office or agency where Notes may be presented for payment (the "Paying Agent") and an office or agency where notices and demands to or upon the Company, if any, in respect of the Notes and this Indenture may be served. The Securities Registrar shall keep a register (the "Register") of the names and address of the Holders and of the transfer and exchange of the Notes. The Company may have one or more additional Paying Agents. The term "Paying Agent" includes any additional Paying Agent. The Company may change any Paying Agent or Security Registrar without notice to any Holder. The Company or any of its Subsidiaries may act as Paying Agent or Security Registrar.

         (b) The Company shall enter into an appropriate agency agreement, which shall incorporate applicable provisions of the Trust Indenture Act, with any Agent that is not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Security Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such and shall be entitled to appropriate compensation in accordance with Section 6.07.

         (c) The Company initially appoints the Trustee as Security Registrar, Paying Agent and Agent for service of notices and demand (subject to Section
1.15 hereof) in connection with the Notes and this Indenture.

         SECTION 2.03 PAYING AGENT TO HOLD MONEY IN TRUST. Each Paying Agent shall hold in trust for the benefit of the Holders or the Trustee all money held by the Paying Agent for the payment of principal of, premium (if any) or interest on the Notes (whether such money has been paid to it by the Company or any other obligor on the Notes or any Guarantor), and the Company and the Paying Agent shall notify the Trustee in writing of any default by the Company (or any other obligor on the Notes or any Guarantor) in making any such payment. Money held in trust by the Paying Agent need not be segregated except as required by law and in no event shall the Paying Agent be liable for any interest on any money received by it hereunder. The Company at any time may require the Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed and the Trustee may at any time during the continuance of any Event of Default specified in clause (1) or (2) of Section 5.01(a) hereof, upon written request to the Paying Agent, require such Paying Agent to pay forthwith all money so held by it to the Trustee and to account for any funds disbursed. Upon making such payment, the Paying Agent shall have no further liability for the money delivered to the Trustee.

         SECTION 2.04 FORM OF SECURITY

                       [FORM OF PRIVATE PLACEMENT LEGEND]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF TRANSFER OF THIS NOTE, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO NORSKE SKOG CANADA LIMITED OR ANY OF ITS SUBSIDIARIES, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), AND, IF REQUESTED BY NORSKE SKOG CANADA LIMITED OR THE TRUSTEE, AN OPINION OF COUNSEL ACCEPTABLE TO THEM THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT (PROVIDED THAT SUCH NON-U.S. PERSONS AGREE NOT TO RESELL OR OTHERWISE TRANSFER THE NOTE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT, EXCEPT IN ACCORDANCE WITH APPLICABLE CANADIAN SECURITIES LAWS), (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(k) UNDER THE SECURITIES ACT AFTER THE ORIGINAL ISSUANCE OF THE NOTE, THE HOLDER MUST TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR NON-U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND NORSKE SKOG CANADA LIMITED SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY

REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

THIS NOTE HAS NOT BEEN THE SUBJECT OF ANY PROSPECTUS FILED UNDER THE SECURITIES LAWS OF ANY CANADIAN PROVINCE OR TERRITORY. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF REPRESENTS, IF IT IS A RESIDENT OF CANADA, THAT IT IS PURCHASING THE NOTE IN A TRANSACTION WHICH IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS REQUIREMENTS OF APPLICABLE CANADIAN SECURITIES LAWS. THE SALE OF THE NOTE TO IT QUALIFIES (BY REASON OF THE AMOUNT OF THE CONSIDERATION BEING PAID BY THE PURCHASER OF THE SECURITIES OR BY REASON OF THE STATUS OF THE PURCHASER, AS THE CASE MAY BE) FOR AN EXEMPTION FROM THE PROSPECTUS FILING AND DELIVERY OBLIGATIONS UNDER APPLICABLE CANADIAN PROVINCIAL OR TERRITORIAL SECURITIES LAWS (PROVIDED THAT APPLICABLE REGISTRATION REQUIREMENTS AND FILING OBLIGATIONS ARE SATISFIED AND ANY APPLICABLE FEES ARE PAID), AND IT HAS PROVIDED SUCH INFORMATION AND MADE SUCH REPRESENTATIONS TO THE SELLER OF THE SECURITIES AS MAY BE REASONABLY NECESSARY FOR THE SELLER TO RELY ON SUCH EXEMPTIONS AND AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE DATE ON WHICH RESALE RESTRICTIONS TERMINATE UNDER APPLICABLE SECURITIES LAWS.

                             [FORM OF ASSIGNMENT FOR
                                RESTRICTED NOTES]

I or we assign and transfer this Note to:

             (Insert assignee's social security or tax I.D. number)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
        (Print or type name, address and zip or postal code of assignee)

and irrevocably appoint:

________________________________________________________________________________
________________________________________________________________________________

Agent to transfer this Note on the books of the Company. The Agent may substitute another to act for him.

In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date the Shelf Registration Statement is declared effective or (ii) the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms without utilizing any general solicitation or general advertising that:

                                   [Check One]

[ ]  (a)                   This Note is being transferred in compliance
                           with the exemption from registration under the Securities Act provided by Rule 144A thereunder.

                                               or

[ ]  (b)                   This Note is being transferred other than in
                           accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If neither of the foregoing boxes is checked, the Trustee or Security Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Sections 2.05 and 3.07 of the Indenture shall have been satisfied.

Date:____________________                Your Signature:________________________
                                         (Sign exactly as your name
                                         appears on the face of this Note)

_________________________
Signature Guaranteed

(Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee)

              TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED

                  The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:_________________________                 ________________________________
                                                NOTICE:  To be executed by
                                                         an executive officer

                        [FORM OF LEGEND FOR GLOBAL NOTE]

                  Any Global Note authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Note) in substantially the following form:

                  THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE TO A NOMINEE OF THE DEPOSITORY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (A NEW YORK CORPORATION) ("DTC") TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                 [FORM OF NOTE]

                                                               CUSIP ___________


                           NORSKE SKOG CANADA LIMITED

No. ___________                                                US$______________



                           7-3/8% SENIOR NOTE DUE 2014

                  NORSKE SKOG CANADA LIMITED, a corporation incorporated under the laws of Canada (the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, promises to pay to CEDE & Co. or registered assigns the principal sum of [_________________] U.S. DOLLARS (US$________) on March 1, 2014 at the office or agency of the Company referred to below.

                  Interest Payment Dates:  March 1 and September 1.

                  Record Dates:  February 15 and August 15.

                  Elk Falls Pulp and Paper Limited, Norske Skog Canada (Japan) Ltd., Norske Skog Canada Finance Limited, Norske Skog Canada Pulp Operations Limited, Norske Skog Canada Pulp Sales Inc., Norske Skog Canada Sales Inc., Norske Skog Canada (USA) Inc., Norske Skog Canada Services (Hungary) Limited Liability Company, NSCL Holdings Inc., Pacifica Papers Sales Ltd., Pacifica Papers Sales Inc., Pacifica Poplars Ltd., Pacifica Poplars Inc., Pacifica Papers US Inc. and NorskeCanada (collectively the "Guarantors," which term includes any successor under the Indenture hereinafter referred to and any Restricted Subsidiary that provides a Guarantee pursuant to the Indenture) have jointly and severally, fully and unconditionally, guaranteed the payment of principal of, premium, if any, and interest on the Notes.

                  Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.


                                      NORSKE SKOG CANADA LIMITED


                                      By: ___________________________________
                                          Name:
                                          Title:


Dated:

Certificate of Authentication

                  This is one of the 7-3/8% Senior Notes due 2014 referred to in the within-mentioned Indenture.


                                      WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                      as Trustee



                                      By: ___________________________________
                                          Name:
                                          Title:


Dated:

                            [FORM OF REVERSE OF NOTE]


                           NORSKE SKOG CANADA LIMITED


                           7-3/8% SENIOR NOTE DUE 2014


                  1. INTEREST. NORSKE SKOG CANADA LIMITED, a corporation incorporated under the laws of Canada (the "Company"), promises to pay, until the principal hereof is paid or made available for payment, interest on the principal amount set forth on the face hereof at a rate of 7-3/8% per annum. Interest hereon will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from and including March 23, 2004 to but excluding the date on which interest is paid. Interest shall be payable in arrears on each March 1 and September 1, commencing September 1, 2004. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Company shall pay interest on overdue principal and on overdue interest (to the full extent permitted by law) at a rate of 7-3/8% per annum.

                  2. METHOD OF PAYMENT. The Company will pay interest hereon (except defaulted interest) to the Persons who are registered Holders at the close of business on the February 15 or August 15 next preceding the interest payment date (whether or not a Business Day). Holders must surrender Notes to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Interest may be paid by check mailed to the Holder entitled thereto at the address indicated on the register for the Notes maintained by the Security Registrar.

                  3. PAYING AGENT AND SECURITY REGISTRAR. Initially, Wells Fargo Bank, National Association (the "Trustee") will act as a Paying Agent and Security Registrar. The Company may change any Paying Agent or Security Registrar without notice. The Company or any of its Affiliates may act as Paying Agent or Security Registrar.

                  4. INDENTURE. This Note is one of a duly authorized issue of Notes of the Company, designated as its 7-3/8% Senior Notes due 2014 (herein called the "Notes"). The Company issued the Notes under an Indenture dated as of March 23, 2004 (the "Indenture") among the Company, the Guarantors and the Trustee. This is one of an issue of Notes of the Company issued, or to be issued, under the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb), as in effect on the date of the Indenture (the "Act"). The Notes are subject to all such terms, and Holders are referred to the Indenture and the Act for a statement of them. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. Capitalized and certain other terms used herein and not otherwise defined have the meanings set forth in the Indenture. The Notes are general, unsecured obligations of the Company.

                  5. ADDITIONAL AMOUNTS. The Company will pay to the Holders of Notes such Additional Amounts as may become payable under Section 10.16 of the Indenture.
                  6. OPTIONAL REDEMPTION. The Company, at its option, may redeem the Notes, in whole at any time, or in part from time to time on or after March 1, 2009 upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of the aggregate principal amount thereof) set forth below, together, in each case, with accrued and unpaid interest to the Redemption Date, if redeemed during the twelve month period beginning on March 1 of each year listed below:

                  YEAR                                          REDEMPTION PRICE

                  2009......................................         103.688%
                  2010......................................         102.458%
                  2011......................................         101.229%
                  2012 and thereafter.......................         100.000%

                  Notwithstanding the foregoing, the Company may redeem in the aggregate up to 35% of the principal amount of Notes issued under this Indenture at any time and from time to time prior to March 1, 2007 at a redemption price equal to 107.375% of the aggregate principal amount so redeemed, plus accrued and unpaid interest to the Redemption Date, out of the net cash proceeds of one or more Public Equity Offerings; PROVIDED that at least 65% of the aggregate principal amount of Notes issued under this Indenture remains outstanding immediately after the occurrence of any such redemption and that any such redemption occurs within 90 days following the closing of any such Public Equity Offering.

                  7. TAX REDEMPTION. The Notes are redeemable, in whole but not in part, at the option of the Company at any time, upon not less than 30 nor more than 60 days' prior written notice, mailed by first class mail to each Holder at its last address appearing in the register of Notes maintained by the Security Registrar at 100% of the principal amount thereof plus accrued and unpaid interest thereon to the Redemption Date, if the Company or any Guarantor is or would become obligated to pay, on the next date on which any amount would be payable with respect to the Notes or the Guarantees, any Additional Amounts as a result of a change in, or amendment to, the laws (or any regulations promulgated thereunder) of any Taxing Authority, or any changes in, or amendment to, any official position regarding the application or interpretation of such laws or regulations, which change or amendment is announced on or after the Issue Date; PROVIDED that the Company or such Guarantor determines, in its business judgment, that the obligation to pay such Additional Amounts cannot be avoided by the use of reasonable measures available to the Company or such Guarantor (not including substitution of the obligor under the Notes); and PROVIDED, FURTHER, that (i) no such notice of redemption may be given earlier than 90 days prior to the earliest date on which the Company or such Guarantor would but for such redemption be obligated to pay such Additional Amounts or later than 270 days after the Company or such Guarantor first becomes liable to pay any Additional Amounts as a result of any changes in or amendments to laws, regulations or official positions described above and (ii) at the time such notice is given, the Company's or such Guarantor's obligation to pay such Additional Amounts remains in effect.

                  Prior to the publication of any notice of redemption pursuant to this provision, the Company will deliver to the Trustee (a) an Officer's Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred and (b) an opinion of legal counsel qualified under the laws of the relevant jurisdiction to the effect that the Company or such Guarantor has or will become obligated to pay such Additional Amounts as a result of such amendment or change as described above.

                  8. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at his registered address. On and after the Redemption Date, unless the Company defaults in making the redemption payment, interest ceases to accrue on Notes or portions thereof called for redemption, unless the Company shall fail to redeem any Notes.

                  9. OFFERS TO PURCHASE. The Indenture provides that upon the occurrence of a Change of Control or an Asset Sale and subject to further limitations contained therein, the Company shall make an offer to purchase outstanding Notes in accordance with the procedures set forth in the Indenture.

                  10. REGISTRATION RIGHTS. Pursuant to a Registration Rights Agreement among the Company, the Guarantors and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, CIBC World Markets Corp., Scotia Capital (USA) Inc., RBC Capital Markets Corporation, TD Securities, Inc., Harris Nesbitt Corp., HSBC Securities (USA) Inc. and NBF Securities (USA) Corp., as Initial Purchasers of the Notes, the Company and the Guarantors will be obligated to consummate an exchange offer pursuant to which the Holder of this Note shall have the right to exchange this Note for notes of a separate series issued under the Indenture (or a trust indenture substantially identical to the Indenture in accordance with the terms of the Registration Rights Agreement) which have been registered under the Securities Act, in like principal amount and having substantially identical terms as the Notes. The Holders shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

                  11. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of US$1,000 and integral multiples of US$1,000. A Holder may transfer or exchange Notes in accordance with the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay to it any taxes and fees required by law or permitted by the Indenture. The Security Registrar need not register the transfer of or exchange any Notes or portion of a Note selected for redemption, or register the transfer of or exchange any Notes for a period of 15 days before a mailing of notice of redemption.

                  12. PERSONS DEEMED OWNERS. The registered Holder of this Note may be treated as the owner of this Note for all purposes.

                  13. UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the

Company at its written request. After that, Holders entitled to the money must look to the Company for payment as general creditors unless an "abandoned property" law designates another Person.

                  14. AMENDMENT, SUPPLEMENT, WAIVER, ETC. The Company, any Guarantors and the Trustee may, without the consent of the Holders of any outstanding Notes, amend, waive or supplement the Indenture or the Notes for certain specified purposes, including, among other things, curing ambiguities, defects or inconsistencies, maintaining the qualification of the Indenture under the Act and making any change that does not materially and adversely affect the rights of any Holder. Other amendments and modifications of the Indenture or the Notes may be made by the Company, any Guarantors and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the outstanding Notes, subject to certain exceptions requiring the consent of the Holders of the particular Notes to be affected.

                  15. RESTRICTIVE COVENANTS. The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries to, among other things, incur additional Debt, make payments in respect of their Capital Stock or certain Debt, make certain Investments, create or incur liens, enter into transactions with Affiliates, enter into agreements restricting the ability of Restricted Subsidiaries to pay dividends and make distributions, issue Capital Stock of any Restricted Subsidiaries of the Company, and on the ability of the Company to merge or consolidate with any other Person or transfer all or substantially all of the Company's or any Guarantor's assets. Such limitations are subject to a number of important qualifications and exceptions. Pursuant to Section 10.04 of the Indenture, the Company must annually report to the Trustee on compliance with such limitations. Upon the occurrence of a Fall-away Event, certain restrictive covenants in the Indenture will terminate as provided in Section 10.17 of the Indenture.

                  16. SUCCESSOR CORPORATION. When a successor corporation assumes all the obligations of its predecessor under the Notes and the Indenture and the transaction complies with the terms of Article Eight of the Indenture, the predecessor corporation will, except as provided in Article Eight, be released from those obligations.

                  17. DEFAULTS AND REMEDIES. Events of Default are set forth in the Indenture. Subject to certain limitations in the Indenture, if an Event of Default (other than an Event of Default specified in clause (6) or (7) of Section 5.01(a) of the Indenture with respect to the Company) occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the then outstanding Notes, by written notice to the Trustee and the Company, may declare to be immediately due and payable the entire principal amount of all the Notes then outstanding plus accrued and unpaid interest to the date of acceleration and the same shall become immediately due and payable. If an Event of Default specified in clause (6) or (7) of Section 5.01(a) of the Indenture occurs with respect to the Company, the principal amount of and interest on, all Notes shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium, if any, or interest or a default in the observance or performance of any of the obligations of the Company under Article Five of the Indenture) if it determines that withholding notice is in their best interests.

                  18. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

                  19. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, partner, incorporator or shareholder, of the Company or any Guarantor or any corporate successor thereto shall have any liability for any obligations of the Company under the Notes, the Guarantees, the Indenture or for a claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

                  20. DISCHARGE. The Company's obligations pursuant to the Indenture will be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment of all the Notes or upon the irrevocable deposit with the Trustee of money in United States dollars or U.S. Government Securities sufficient to pay when due principal of and interest on the Notes to maturity or redemption, as the case may be.

                  21. GUARANTEES. The Note is entitled to the benefits of certain Guarantees made for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Guarantors, the Trustee and the Holders.

                  22. AUTHENTICATION. This Note shall not be valid until the Trustee signs the certificate of authentication on the other side of this Note.

                  23. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  The Company and the Guarantors agree to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to the Indenture or the Notes.

                  24. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                  25. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

                  The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

                  NORSKE SKOG CANADA LIMITED
                  16th Floor
                  250 Howe Street
                  Vancouver, British Columbia V6C 3R8
                  CANADA
                  Attention:  Corporate Secretary

                                   ASSIGNMENT

I or we assign and transfer this Note to:

             (Insert assignee's social security or tax I.D. number)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
        (Print or type name, address and zip or postal code of assignee)

and irrevocably appoint:

________________________________________________________________________________
________________________________________________________________________________

Agent to transfer this Note on the books of the Company. The Agent may substitute another to act for him.


Date:_____________________           Your Signature:____________________________
                                                    (Sign exactly as your name
                                                    appears on the other side of
                                                    this Note)

__________________________
Signature Guaranteed
(Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee)

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have all or any part of this Note purchased by the Company pursuant to Section 10.10 or Section 10.15 of the Indenture, check the appropriate box:

                  / /      Section 10.10               / /      Section 10.15

                  If you want to have only part of the Note purchased by the Company pursuant to Section 10.10 or Section 10.15 of the Indenture, state the amount you elect to have purchased:

US$ _______________________________
       (multiple of US$1,000)

Date: _____________________________


                                       Your Signature:__________________________
                                       (Sign exactly as your name appears on the face of this Note)


_______________________________
Signature Guaranteed
(Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee)


         SECTION 2.05 BOOK-ENTRY PROVISIONS FOR GLOBAL NOTES

         (a) The Notes offered and sold in their original distribution in reliance on Rule 144A shall be issued in the form of one or more Global Securities in definitive, fully registered form without interest coupons, substantially in the form of Security set forth in Section 2.04, with such applicable legends as are provided for in Section 2.04, except as otherwise permitted herein, and shall be registered in the name of the U.S. Depositary or its nominee and deposited with the Trustee, at its Corporate Trust Office, as custodian for the U.S. Depositary, or such other office of the Trustee or its affiliate at which its corporate trust operations as custodian for the U.S. Depositary are conducted, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit by the U.S. Depositary to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Securities, together with their Successor Securities which are Global Securities other than the Regulation S Global Security (as defined herein), are collectively herein called the "Restricted Global Security." The aggregate stated amount at maturity of the Restricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the U.S. Depositary, in connection with a corresponding decrease or increase in the aggregate stated amount at maturity of the Regulation S Global Security, as hereinafter provided.

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

         (b) The Notes offered and sold in reliance on Regulation S shall be issued in the form of one or more Global Securities (collectively, the "Regulation S Global Security") in definitive, fully registered form without interest coupons, substantially in the form of Security set forth in Section 2.04, with such applicable legends as are provided for in Section 2.04, except as otherwise permitted herein. Such Global Securities shall be registered in the name of the U.S. Depositary or its nominee and deposited with the Trustee, at its Corporate Trust Office, as custodian for the U.S. Depositary, or such other office of the Trustee or its affiliate at which its corporate trust operations as custodian for the US Depositary are conducted, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit to the respective accounts at the U.S. Depositary of the depositories for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear Clearance System ("Euroclear"), or for Clearstream Banking, societe anonyme ("Clearstream"), in turn for credit to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct) in accordance with the rules thereof. The aggregate stated amount at maturity of the Regulation S Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the U.S. Depositary, in connection with a corresponding decrease or increase in the aggregate stated amount at maturity of the Restricted Global Security, as hereinafter provided.

         (c) Neither members of, nor direct or indirect participants in, DTC ("DTC Agent Members") shall have any rights under this Indenture with respect to any Global Note held on their behalf by DTC, or the Trustee as its custodian, or under the Global Notes, and DTC may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and DTC Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Note.

                                  ARTICLE III

                                 THE SECURITIES

         SECTION 3.01 TITLE AND TERMS.

         (a) The Trustee shall authenticate Notes for original issue on the Issue Date in the aggregate principal amount of US$250,000,000 upon receipt of a written order of the Company in the form of an Officers' Certificate of the Company. Thereafter, subject to compliance with Section 3.03, at any time and from time to time, the Trustee shall authenticate Notes having identical terms (except as to issue price) in an unlimited amount upon a written order of the Company in the form of an Officers' Certificate of the Company. In each case, such written order shall specify the amount of Notes to be authenticated and the date on which the Notes are to be authenticated.

         (b) Upon receipt of a Company Request and an Officers' Certificate of the Company certifying that a registration statement relating to an exchange offer specified in the Registration Rights Agreement is effective under the Securities Act and that the conditions precedent to a Private Exchange thereunder have been met, the Trustee shall authenticate an additional series of Notes for issuance in exchange for the Notes tendered for exchange pursuant to such exchange offer registered under the Securities Act or pursuant to a Private Exchange. Such additional series of Notes issued in such exchange shall be deemed to be a single series of Notes outstanding under this Indenture. Exchange Securities or Private Exchange Securities may have such distinctive series designations and such changes in the form thereof as are specified in the Company Request referred to in the preceding sentence.

         (c) The principal amount of, premium (if any), and interest on the Securities shall be payable at the office or agency of the Company in the City of New York, New York maintained for such purpose or at any other office or agency maintained by the Company for such purpose; PROVIDED, HOWEVER, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         (d) The Securities shall be subject to repurchase by the Company pursuant to an offer to purchase as provided in Sections 10.10 and 10.15.

         (e) The Securities shall be redeemable as provided in Article Eleven.

         (f) The Securities shall be subject to defeasance at the option of the Company as provided in Article Twelve.

         (g) Unless the context otherwise requires, the Notes and the Exchange Securities shall constitute one series for all purposes under this Indenture, including with respect to any amendment, waiver, acceleration or other Act of Holders, redemption or offer to purchase.

         SECTION 3.02 DENOMINATIONS. The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

         SECTION 3.03 EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

         (a) The Securities shall be executed on behalf of the Company by one Officer of the Company. The signature of any of the Officer on the Securities may be manual or facsimile.

         (b) Securities bearing the manual or facsimile signatures of an individual who was at any time the proper Officer of the Company shall bind the Company, notwithstanding that the individual has ceased to hold such office prior to the authentication and delivery of such Securities or did not hold such offices at the date of the Securities.

         (c) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes; and the Trustee in accordance with such Company Order shall authenticate and deliver such Notes as in this Indenture provided and not otherwise.

         (d) At any time and from time to time after the execution and delivery of this Indenture and after the effectiveness of a registration statement under the Securities Act with respect thereto, the Company may deliver Exchange Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Exchange Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. Each such Company Order shall be accompanied by an Opinion of Counsel stating in substance that all conditions hereunder precedent to the authentication and delivery of such Exchange Securities have been complied with and that such Exchange Securities have been duly executed and, when such Securities have been duly authenticated and delivered by the Trustee, will be duly issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors' rights generally and subject to the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether enforcement is considered in a proceeding in equity or at law).

         (e) Each Security shall be dated the date of its authentication.

         (f) No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Note to the Trustee for cancellation as provided in Section 3.13, for all purposes of this Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         Upon prior notice to, and approval by (which approval shall not be unreasonably withheld), the Company, the Trustee may appoint an authenticating agent to authenticate the Notes. Unless otherwise provided in the appointment, an authenticating agent may authenticate the Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company and Affiliates of the Company. Each Paying Agent is designated as an authenticating agent for purposes of this Indenture.

         (g) In case the Company, pursuant to Article Eight, shall be amalgamated, consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of substantially all of its properties and assets to any Person, and the successor Person resulting from such amalgamation, consolidation, or surviving such merger, or into which the Company shall have been merged, or the successor Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such amalgamation, consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee upon Company Order of the successor Person, shall authenticate and deliver replacement Securities as specified in such request for the purpose of such exchange. If replacement Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of any Holder but without expense to such Holder, shall provide for the exchange of all Securities at the time outstanding held by such Holder for Securities authenticated and delivered in such new name.

         SECTION 3.04 TEMPORARY SECURITIES.

         (a) Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         (b) If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1.15, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

         SECTION 3.05 DEFAULTED INTEREST. If the Company defaults on a payment of interest on the Notes, it shall pay the defaulted interest in any lawful manner, plus (to the extent permitted by law) any interest payable on the defaulted interest, in accordance with paragraph 1 of the Notes, to the Persons who are Holders on a subsequent special record date, which date shall be at least five Business Days prior to the payment date. The Company shall fix such special record date and payment date in a manner satisfactory to the Trustee. At least 10 days before such special record date, the Company shall mail to each Holder a notice that states the special record date, the payment date and the amount of defaulted interest, and interest payable on defaulted interest, if any, to be paid. The Company may make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements (if applicable) of any securities exchange on which the Notes may be listed and, upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this sentence, such manner of payment shall be deemed practicable by the Trustee.

         SECTION 3.06 DEPOSIT OF MONEYS. Prior to 10:00 a.m., New York City time, on each Interest Payment Date and the Maturity Date, the Company shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments due on such Interest Payment Date or the Maturity Date, as the case may be, in a timely manner which permits the Trustee to remit payment to the Holders on such Interest Payment Date or the Maturity Date, as the case may be. Except as otherwise provided herein, the principal and interest on Global Notes shall be payable to DTC or the nominee of DTC, as the case may be, as the sole registered owner and the sole holder of the Global Notes represented thereby. The principal and interest on Physical Notes shall be payable, either in person or by mail, at the office of the Paying Agent.

         SECTION 3.07 REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE GENERALLY; RESTRICTIONS ON TRANSFER AND EXCHANGE; SECURITIES ACT LEGENDS.

         (a) REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE GENERALLY.

                  (1) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section
         1.15 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers and exchanges of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided. Such Security Register shall distinguish between Notes and Exchange Securities.

                  (2) Upon surrender for registration of transfer of any Notes at an office or agency of the Company designated pursuant to Section
         1.15 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount of Notes bearing such restrictive legends as may be required by this Indenture.

                  (3) At the option of the Holder, and subject to the other provisions of this Section 3.07, Notes may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, and subject to the other provisions of this Section 3.07, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  (4) All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and (except for the differences between Notes and Exchange Securities provided for in this Indenture) entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  (5) Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  (6) No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 3.04, 9.05, 11.06 or in accordance with any offer to purchase pursuant to
         Section 10.10 or 10.15 not involving any transfer.

                  (7) The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under
         Section 11.04 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

             (b)  CERTAIN TRANSFERS AND EXCHANGES.

                  (1) Notwithstanding any other provisions of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 3.07(b) shall be made only in accordance with this Section 3.07(b). Transfers and exchanges subject to this Section 3.07(b) shall also be subject to the other provisions of this Indenture that are not inconsistent with this Section 3.07(b). Each Holder of a Note agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Note in violation of any provision of this Indenture and/or applicable U.S. federal or state securities laws or Canadian provincial securities laws.

                  (2) Unless and until (A) Notes are sold under an effective Registration Statement, or (B) Notes are exchanged for an Exchange Security in connection with an effective Registration Statement, pursuant to the Registration Rights Agreement, the following provisions shall apply:

                           (i) RESTRICTED GLOBAL SECURITY TO REGULATION S GLOBAL
                  SECURITY. If the holder of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who is required or permitted to take delivery thereof in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected, subject to the rules and procedures of the U.S. Depositary, Euroclear and Clearstream, in each case to the extent applicable (the "Applicable Procedures"), only in accordance with the provisions of this Section 3.07(b)(2)(i). Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given in accordance with the Applicable Procedures from


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

                  any member of, or direct participants in, the U.S. Depositary ("Agent Members") directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Regulation S Global Security in a principal amount equal to that of the beneficial interest in the Restricted Global Security to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (C) a Regulation S Certificate, substantially in the form of Annex A hereto given by the holder of such beneficial interest, the principal amount of the Restricted Global Security shall be reduced, and the principal amount of the Regulation S Global Security shall be increased, by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred, in each case by means of an appropriate adjustment on the records of the Trustee, as Security Registrar, and the Trustee, as Security Registrar, shall instruct the U.S. Depositary or its authorized representative to make a corresponding adjustment to its records and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Agent Member for Euroclear or Clearstream or both, as the case may
                  be) a beneficial interest in the Regulation S Global Security having a principal amount equal to the amount so transferred.

                           (ii) REGULATION S GLOBAL SECURITY TO RESTRICTED
                  GLOBAL SECURITY. If the holder of a beneficial interest in the Regulation S Global Security wishes at any time to transfer such interest to a Person who is required or permitted to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 3.07(b)(2)(ii). Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security in a principal amount equal to that of the beneficial interest in the Regulation S Global Security to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with, and the account of the Agent Member (and, if applicable, the Euroclear or Clearstream account, as the case may be) to be debited for, such beneficial interest and (C) a Restricted Securities Certificate, substantially in the form of Annex B hereto given by the holder of such beneficial interest, the principal amount of the Restricted Global Security shall be reduced, and the principal amount of the Regulation S Global Security shall be increased, by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred, in each case by means of an appropriate adjustment on the records of the Trustee, as Security Registrar, and the Trustee, as Security Registrar, shall instruct the U.S. Depositary or its authorized representative to make a corresponding adjustment to its records and to credit or cause to be credited to the account of the Person


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

                  specified in such instructions a beneficial interest in the Regulation S Global Security having a principal amount equal to the amount so transferred.

                           (iii) NON-GLOBAL SECURITY FOR NON-GLOBAL SECURITY. A
                  Security that bears a Securities Act legend that is not a Global Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Security that is not a Global Security as provided in Section 3.07(a), PROVIDED that, if the Security to be transferred in whole or in part is a Restricted Security, or is a Regulation S Security, then the Trustee shall have received (A) a Restricted Securities Certificate substantially in the form attached hereto as Annex A and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Restricted Security, or (B) a Regulation S Certificate, substantially in the form attached hereto as Annex B and duly executed by the transferee Holder of his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Regulation S Security (subject in each case to Section 3.07(c)).

                           (iv) INTERESTS IN REGULATION S GLOBAL SECURITY TO BE
                  HELD THROUGH EUROCLEAR OR CLEARSTREAM. Interests in the Regulation S Global Security may be held only through Agent Members acting for and on behalf of Euroclear and Clearstream, PROVIDED that this clause (iv) shall not prohibit any transfer in accordance with Section 3.07(b)(2)(ii) hereof.

         (c) SECURITIES ACT LEGENDS. Restricted Securities and their Successor Securities shall bear a Private Placement Legend and Regulation S Securities and their Successor Securities shall bear a Private Placement Legend, subject to the following:

                  (1) subject to the following clauses of this Section 3.07(c), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

                  (2) subject to the following clauses of this Section 3.07(c), a new Security which is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act legend borne by such other Security, PROVIDED that, if such new Security is required pursuant to Section 3.07(b)(2)(iii) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Security is so required to be issued in the form of a Regulation S Security, it shall bear a Private Placement Legend;

                  (3) Securities that are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act (including the shelf registration contemplated by the Registration Rights Agreement) shall not bear a Securities Act Legend;


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                  (4) notwithstanding the foregoing provisions of this Section
         3.07(c), a Successor Security of a Security that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security bearing a Private Placement Legend in exchange for such Successor Security as provided in this Article Three;

                  (5) Until Securities are sold pursuant to an effective registration statement under the Securities Act (including the shelf registration contemplated by the Registration Rights Agreement), no Securities may be transferred except pursuant to Rule 144A or Regulation S under the Securities Act. The Trustee shall have no duty or liability with respect to any Holder's or beneficial owner's compliance with Rule 144A or Regulation S, as applicable; and

                  (6) Exchange Securities and their respective Successor Securities shall not bear a Securities Act Legend.

         (d) The provisions of this Section 3.07(d) shall apply only to Global
Securities:

                  (1) Each Global Security authenticated under this Indenture shall be registered in the name of the U.S. Depositary or a nominee thereof and delivered to the U.S. Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

                  (2) Notwithstanding any other provision in this Indenture or the Securities, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the U.S. Depositary or a nominee thereof unless (A) the U.S. Depositary (i) has notified the Company that it is unwilling or unable to continue as U.S. Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, and in either case the Company thereupon fails to appoint a successor depositary within 120 days of such notice, (B) the Company, at its option, executes and delivers to the Trustee a Company Order that such Global Security shall be exchanged in whole for Securities that are not Global Securities, or (C) there shall have occurred and be continuing an Event of Default with respect to such Global Security.

                  (3) Securities issued in exchange for a Global Security or any portion thereof pursuant to clause (2) of this Section 3.07(d) shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the U.S. Depositary shall designate and shall bear any legends required hereunder. Any Global Security to be exchanged in whole shall be surrendered by the U.S. Depositary to the Trustee, as Security Registrar. With regard to any Global Security to be exchanged in part, either


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

         such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the U.S. Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the U.S. Depositary or an authorized representative thereof.

                  (4) In the event of the occurrence of any of the events specified in clause (2) of this Section 3.07(d), the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form, without interest coupons.

                  (5) Neither any Agent Members nor any other Persons on whose behalf Agent Members may act (including Euroclear and Clearstream and account holders and participants therein) shall have any rights under this Indenture with respect to any Global Security, or under any Global Security, and the U.S. Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and Holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the U.S. Depositary or such nominee, as the case may be, or impair, as between the U.S. Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a Holder of any Security.

         SECTION 3.08 MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES. (a) If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         (b) If there shall be delivered to the Company and the Trustee (1) evidence to their satisfaction of the destruction, loss or theft of any Security and (2) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or will become within 30 days, due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         (c) Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that


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may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         (d) Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         (e) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 3.09 OUTSTANDING NOTES. (a) The Notes outstanding at any time are all Notes that have been authenticated by the Trustee except for (1) those cancelled by it, (2) those delivered to it for cancellation, (3) to the extent set forth in Sections 12.02 and 12.03 hereof, on or after the date on which the conditions set forth in Section 12.02 or 12.03 hereof have been satisfied, those Notes theretofore authenticated and delivered by the Trustee hereunder and (4) those described in this Section 3.09 hereof as not outstanding. Subject to
Section 3.15 hereof, a Note does not cease to be outstanding because the Company or one of its Affiliates holds the Note.

         (b) If a Note is replaced pursuant to Section 3.08 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser in whose hands such Note is a legal, valid and binding obligation of the Company.

         (c) If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds, in its capacity as such, on any Maturity Date or on any optional redemption date, money sufficient to pay all accrued interest and principal with respect to the Notes payable on that date and is not prohibited from paying such money to the Holders thereof pursuant to the terms of this Indenture, then on and after that date such Notes cease to be outstanding and interest on them ceases to accrue.

         SECTION 3.10 COMPUTATION OF INTEREST. (a) Interest on the Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         (b) For the purposes of the Interest Act (Canada) where any interest payable hereunder or under the Notes is expressed to be computed on the basis of a 360-day year of twelve 30-day months, the annual rate of interest to which such stated rate is equivalent is calculable by determining, on the following basis for the relevant period, the amount of interest accruing during such period and expressing such amount as a percentage of the outstanding principal multiplied by the number of days in such period and divided by the number of days in the year (being 365 or 366, as the case may be):

                  (1) for any complete calendar month in respect of which such rate is applicable, the stated rate


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

                           (A) multiplied by the actual number of days in the
                  year in which such month falls and divided by the actual number of days in the month, and

                           (B) multiplied by 30 and divided by 360, and

                  (2) for any part of a calendar month in respect of which such rate is applicable, the stated rate multiplied by the actual number of days in any applicable year, being 365 or 366, as the case may be and divided by 360.

                  SECTION 3.11 PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

         (a) Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest.

         (b) Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant regular record date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) of this Section 3.11(b):

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such special record date and shall no longer be payable pursuant to clause (2) of this Section 3.11(b).


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

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         (c) Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         SECTION 3.12 PERSONS DEEMED OWNERS. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving, subject to Section 3.11, payment of interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         SECTION 3.13 CANCELLATION. All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any offer to purchase pursuant to Section 10.10 or 10.15 shall, if surrendered to any Person (including the Security Registrar or the Paying Agent) other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company shall deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company.

         SECTION 3.14 CUSIP OR ISIN NUMBERS. The Company in issuing the Securities may use "CUSIP" or "ISIN" numbers and, if so, the Trustee shall use CUSIP or ISIN numbers in notices of redemption and other notices to Holders as a convenience to Holders; PROVIDED, HOWEVER, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption or other notice and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption or notice shall not be affected by any defect in or such omission of such numbers. The Company shall promptly notify the Trustee of any such CUSIP or ISIN number used by the Company in connection with the issuance of the Notes and of any change in the CUSIP or ISIN number.

         SECTION 3.15 TREASURY NOTES. In determining whether the Holders of the required aggregate principal amount of Notes have concurred in any declaration of acceleration or notice of default or direction, waiver or consent or any amendment, modification or other change to this Indenture, Notes owned by the Company or any Person directly or indirectly


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

controlling or controlled by or under common control with the Company shall be disregarded as though they were not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent or any amendment, modification or other change to this Indenture, only Notes as to which the Trustee has received an Officers' Certificate of the Company stating that such Notes are so owned shall be so disregarded. Notes so owned which have been pledged in good faith shall not be disregarded if the pledgee established to the satisfaction of the Trustee the pledgee's right so to act with respect to the Notes and that the pledgee is not the Company, a Guarantor, any other obligor on the Notes or any of their respective Affiliates.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

         SECTION 4.01 SATISFACTION AND DISCHARGE OF INDENTURE.

         (a) This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, upon a Company Order and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture (including, but not limited to, Article Twelve), when:

                  (1) either,

                  (A) all Securities theretofore authenticated and delivered (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.08 and Notes for whose payment money has theretofore been irrevocably deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore delivered to the Trustee for cancellation,

                           (i)      have become due and payable, or

                           (ii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of subclause (i) or (ii) of this Section 4.01(a)(1)(B), has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal of, premium, if any, and interest on the Notes to the


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

                           date of maturity or Redemption Date, as the case may be together with irrevocable instructions from the Company directing the Trustee to apply such funds to the payment thereof at the maturity or redemption, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         (b) Notwithstanding the first paragraph of this Section 4.01, the Company's obligations under Sections 3.07, 3.08, 3.09, 6.07, 7.01, 10.16, 12.05 and 12.06 hereof and if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (a)(1) of this Section 4.01, the obligations of the Trustee under Section 4.02 hereof shall survive until the Notes are no longer outstanding pursuant to the last paragraph of Section 3.09 hereof. After the Notes are no longer outstanding, the Company's obligations under Sections 6.07, 12.05 and 12.06 hereof shall survive.

         SECTION 4.02 APPLICATION OF TRUST MONEY. All money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal amount of, premium, if any, and interest payable on the Notes for whose payment such money has been deposited with the Trustee.

         SECTION 4.03 MONEYS HELD BY PAYING AGENT

         In connection with the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent under the provisions of this Indenture shall, upon written demand of the Company, be paid to the Trustee, or if sufficient moneys have been deposited pursuant to Section 12.04 hereof, to the Company upon a Company Request (or, if such moneys had been deposited by any Guarantors, to such Guarantors), and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

         SECTION 4.04 MONEYS HELD BY TRUSTEE

         Any moneys deposited with the Trustee or any Paying Agent or then held by the Company or any Guarantor in trust for the payment of the principal of, or premium, if any, or interest on any Note that are not applied but remain unclaimed by the Holder of such Note for two years after the date upon which the principal of, or premium, if any, or interest on such Note shall have respectively become due and payable, shall be repaid to the Company (or, if appropriate, any Guarantor) upon a Company Request, or if such moneys are then held by the Company or any Guarantor in trust, such moneys shall be released from such trust; and the Holder of such Note entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Company and any Guarantors for the payment thereof, and all liability


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

of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; PROVIDED that the Trustee or any such Paying Agent, before being required to make any such repayment, may, at the expense of the Company and any Guarantors, either mail to each Holder affected, at the address shown in the Security Register of the Notes maintained by the Security Registrar pursuant to Section 7.02 hereof, or cause to be published once a week for two successive weeks, in a newspaper published in the English language, customarily published each Business Day and of general circulation in the City of New York, New York, a notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing or publication, any unclaimed balance of such moneys then remaining will be repaid to the Company. After payment to the Company or any Guarantor or the release of any money held in trust by the Company or any Guarantor, as the case may be, Holders entitled to the money must look only to the Company and any Guarantors for payment as general creditors unless applicable abandoned property law designates another Person.

                                   ARTICLE V

                                    REMEDIES

         SECTION 5.01 EVENTS OF DEFAULT.

         (a) "EVENT OF DEFAULT", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any principal of, or premium, if any, on the Notes when due (whether at maturity, upon redemption or otherwise);

                  (2) default in the payment of any interest on any Note when due, which default continues for 30 days or more;

                  (3) default by the Company or any Restricted Subsidiary in the observance or performance of any other covenant in the Notes or this Indenture for 60 days after written notice specifying the default and demanding that such default be remedied from the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding (except in the case of a default with respect to Section 10.10, 10.15 or 8.01 hereof, which shall constitute an Event of Default with such notice requirement but without such passage of time requirement);

                  (4) failure to pay at final maturity (giving effect to any applicable grace periods and any extensions thereof) the principal amount of any Debt of the Company or any Restricted Subsidiary of the Company, or the acceleration of the final stated maturity of such Debt if, in either case, the aggregate principal amount of such Debt together with the principal amount of any other Debt not paid at final maturity or which has been accelerated, aggregates $25,000,000 or more at any time and such Debt has not been discharged in full, or such acceleration has not been rescinded or annulled within 30 days after such final maturity or acceleration;


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

                  (5) any final judgment or judgments which can no longer be appealed for the payment of money in excess of $25,000,000 (in excess of amounts covered by insurance and as to which the insurer has acknowledged coverage) shall be rendered against the Company or any Restricted Subsidiary, and shall not be discharged for any period of 60 consecutive days during which a stay of enforcement shall not be in effect;

                  (6) the Company or any Restricted Subsidiary with assets that would be considered a "Significant Subsidiary" of the Company pursuant to Rule 1.02(w) of Regulation S-X under the Securities Act of 1933, as amended, pursuant to or within the meaning of any Bankruptcy Law:

                           (a) commences a voluntary case or commences
                  proceedings to make a proposal or a compromise or arrangement,

                           (b) consents to the entry of an order for relief
                  against it in an involuntary case,

                           (c) consents to the appointment of a custodian of it
                  or for all or substantially all of its property,

                           (d) makes a general assignment for the benefit of its
                  creditors, or

                           (e) generally is not paying its debts as they become
                  due;

                  (7) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (a) is for relief against either of the Company or
                  any Restricted Subsidiary that would be considered a "Significant Subsidiary" of the Company pursuant to Rule 1.02(w) of Regulation S-X under the Securities Act of 1933, as amended in an involuntary case,

                           (b) appoints a custodian of either of the Company or
                  any Restricted Subsidiary that would be considered a "Significant Subsidiary" of the Company pursuant to Rule 1.02(w) of Regulation S-X under the Securities Act of 1933, as amended or for all or substantially all of the property of either of the Company or any such Restricted Subsidiary, or

                           (c) orders the liquidation of either of the Company
                  or any Restricted Subsidiary that would be considered a "Significant Subsidiary" of the Company pursuant to Rule 1.02(w) of Regulation S-X under the Securities Act of 1933, as amended, and the order or decree remains unstayed and in effect for 60 days; or

                  (8) any of the Guarantees of a Material Subsidiary ceases to be in full force and effect or any of the Guarantees of a Material Subsidiary is declared to be null


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

         and void and unenforceable or any of the Guarantees of a Material Subsidiary is found to be invalid or any of the Guarantors denies its liability under its Guarantee (other than by reason of release of a Guarantor in accordance with Section 13.05 hereof).

         SECTION 5.02 ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         (a) If an Event of Default (other than an Event of Default specified in Section 5.01(a)(6) or (7)) shall have occurred and be continuing, and if the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding by written notice to the Company and the Trustee so declares, the entire principal amount of all the Notes then outstanding plus accrued and unpaid interest to the date of acceleration shall become immediately due and payable; PROVIDED that in case an Event of Default described in clause
(6) or (7) of Section 5.01(a) hereof, the principal, premium and interest amount with respect to all of the Notes shall be due and payable immediately without any declaration or other act on the part of the Trustee or the Holders; PROVIDED, FURTHER that after any such acceleration but before a judgment or decree based on acceleration is obtained by the Trustee, the Holders of a majority in aggregate principal amount of outstanding Notes may, under certain circumstances, rescind and annul such acceleration if (i) all Events of Default, other than non-payment of principal, premium, if any, or interest that has become due solely because of the acceleration, have been cured or waived as provided in this Indenture, (ii) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid, (iii) the Company has paid the Trustee its reasonable compensation and reimbursed the Trustee for its expenses, disbursements and advances including the reasonable fees and expenses of counsel and (iv) in the event of the cure or waiver of an Event of Default of the type described in clause (6) or
(7) of Section 5.01(a) hereof, the Trustee shall have received an Officers' Certificate and an Opinion of Counsel that such Event of Default has been cured or waived. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

         (b) At any time after such a declaration of acceleration has been made (or an Event of Default specified in Section 5.01(a)(6) or (7) shall have occurred and be continuing) and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article Five provided, the Holders of a majority in aggregate principal amount of the outstanding Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration (or such Event of Default) and its consequences if:

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay,

                  (A)      all accrued and unpaid interest on all outstanding
                           Notes,

                  (B) the principal amount and premium, if any, of the outstanding Notes which have become due otherwise than by such declaration of acceleration (including any Notes required to have been purchased pursuant to an offer to purchase made by the Company) and, to the extent that payment of such interest is lawful, interest thereon at the rate provided by the Notes,


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                  (C)      to the extent that payment of such interest is
                           lawful, interest upon overdue interest at the rate provided by the Notes, and

                  (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in
         Section 5.13.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

         SECTION 5.03 OTHER REMEDIES. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, or premium, if any, and interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law. Any costs associated with actions taken by the Trustee under this Section
5.03 shall be reimbursed to the Trustee by the Company.

         SECTION 5.04 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

         (a)  The Company covenants that if,

                  (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal amount of (or premium, if any, on) any Security at the Maturity Date thereof or, with respect to any Security required to have been purchased pursuant to an offer to purchase made by the Company, at the Purchase Date thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal amount at maturity (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue on any overdue interest, at the rate provided by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.


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         (b) If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any Guarantor and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any Guarantor, wherever situated.

         (c) If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 5.05 TRUSTEE MAY FILE PROOFS OF CLAIM.

         (a) In case of any judicial proceeding relative to the Company or any Guarantor, its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

         (b) No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 5.06 TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         SECTION 5.07 APPLICATION OF MONEY COLLECTED. Subject to Article Twelve, any money collected by the Trustee pursuant to this Article Five, shall be applied in the following order, at the date or dates (including record dates) fixed by the Trustee and, in case of


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the distribution of such money on account of the principal amount of, premium, if any, and interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee under Section 6.07; and

         SECOND: to Holders for amounts due and unpaid on the Notes for principal, premium, if any, and interest (including Additional Interest, if any) as to each, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes; and

         THIRD: to the Company or, to the extent the Trustee collects any amount from any Guarantor, to such Guarantor.

         SECTION 5.08 LIMITATION ON SUITS. Subject to Section 5.17 of this Indenture, no Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

         (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

         (b) the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Notes then outstanding;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

         SECTION 5.09 RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored


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severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 5.10 RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in Section 3.08, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.11 DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         SECTION 5.12 CONTROL BY HOLDERS. The Holders of a majority aggregate principal amount of the Notes outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee by this Indenture. The Trustee, however, may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines may be unduly prejudicial to the rights of another Holder not taking part in such direction, and the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or if the Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed may involve it in personal liability; PROVIDED that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         SECTION 5.13 WAIVER OF PAST DEFAULTS AND EVENTS OF DEFAULT. Subject to Sections 5.02, 5.08 and 9.02 hereof, the Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee have the right to waive any existing Default or Event of Default or compliance with any provision of this Indenture or the Notes. The Company shall deliver to the Trustee an Officers' Certificate stating that the requisite percentage of Holders has consented to such waiver. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; PROVIDED that no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         SECTION 5.14 UNDERTAKING FOR COSTS. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; PROVIDED, that neither this


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Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee. This Section 5.14 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 5.16 hereof or a suit by Holders of more than 10% in aggregate principal amount of the Notes then outstanding.

         SECTION 5.15 WAIVER OF STAY, EXTENSION OR USURY LAWS. Each of the Company and the Guarantors covenants (to the extent that they may lawfully do so) that they will not at any time insist upon, or plead (as a defense or otherwise), or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law, wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture or WHICH WOULD prohibit or forgive the Company and any Guarantors from paying all or any portion of the principal of, premium, if any, and/or interest on the Notes as contemplated herein; and the Company and any Guarantors (to the extent that they may lawfully do so) hereby expressly waive all benefit or advantage or any such law and covenants that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but they will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 5.16 RIGHTS OF HOLDERS TO RECEIVE PAYMENT. Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal of, or premium, (if any), and interest on such Note (including Additional Interest) on or after the respective due dates expressed on such Note, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of such Holder.

         SECTION 5.17 COLLECTION SUIT BY TRUSTEE. If an Event of Default in payment of principal, premium or interest specified in clause (1) or (2) of
Section 5.01(a) hereof occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any Guarantor for the whole amount of unpaid principal and accrued interest remaining unpaid, together with interest on overdue principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate set forth in the Notes, and such further amounts as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                                   ARTICLE VI

                                   THE TRUSTEE

         SECTION 6.01 DUTIES OF TRUSTEE.

         (a) If an Event of Default actually known to a Responsible Officer of the Trustee has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the same circumstances in the conduct of such person's own affairs.


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         (b) Except during the continuance of an Event of Default:

                  (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture.

                  (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations, the accuracy of the signatures or other facts stated therein).

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) This paragraph does not limit the effect of paragraph (b) of this Section 6.01.

                  (2) The Trustee shall not be liable for any error of judgment made in good faith, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                  (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to the terms of Sections 5.12 and 5.13 hereof.

                  (4) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its rights, powers or duties if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, paragraphs (a), (b) and (c) of this Section 6.01 shall govern every provision of this Indenture that in any way relates to the Trustee; PROVIDED that the Trustee's conduct does not constitute negligence or bad faith.

         (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company or any Guarantor. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by the law.


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         SECTION 6.02 RIGHTS OF TRUSTEE.

         Subject to Section 6.01 hereof:

         (a) The Trustee may rely on any document reasonably believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

         (b) Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution.

         (c) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both, which shall conform in all material respects to the provisions of Section 1.02(b) hereof. The Trustee shall be protected and shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

         (d) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed by it with due care.

         (e) The Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers.

         (f) The Trustee may consult with counsel of its selection, which may include counsel to the Company or the Guarantors, and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         (g) Whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate.

         (h) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document.

         (i) The Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture. As used herein, the term "actual knowledge" means the actual fact or statement of knowing, without any duty to make any investigation with regard thereto.

         (j) The Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.


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         (k) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against any loss, liability or expense which may be incurred therein or thereby.

         (l) The Trustee shall not be responsible for any information contained in any notice provision provided to the Trustee by the Company for distribution to the Holders.

         (m) It being understood that the relevant rights, powers, benefits, immunities and indemnities of or in favor of the Trustee under this Indenture shall apply and be available to the Trustee in respect of the various capacities in which it acts under this Indenture.

         SECTION 6.03 INDIVIDUAL RIGHTS OF TRUSTEE.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may make loans to, accept deposits from, perform services for or otherwise deal with the either of the Company or any Guarantor, or any Affiliates thereof, with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, shall be subject to Sections 6.10 and 6.11 hereof.

         SECTION 6.04 TRUSTEE'S DISCLAIMER.

         The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes or any Guarantee, it shall not be accountable for the Company's or any Guarantor's use of the proceeds from the sale of Notes or any money paid to the Company or any Guarantor pursuant to the terms of this Indenture and it shall not be responsible for any statement in the Notes, any Guarantee or this Indenture other than the Trustee's certificate of authentication.

         SECTION 6.05 NOTICE OF DEFAULTS.

         If a Default occurs and is continuing and if the Trustee has actual knowledge of such default, the Trustee shall mail to each Holder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of the principal of, or premium, if any, or interest on any Note or a default in the observance or performance of any of the obligations of the Company under Article Five, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the best interest of the Holders.

         SECTION 6.06 REPORTS BY TRUSTEE TO HOLDERS.

         (a) If required by Trust Indenture Act ss. 313(a), within 90 days after December 31 of any year, commencing December 31, 2003, the Trustee shall mail to each Holder a brief report dated as of such December 31 that complies with Trust Indenture Act ss. 313(a). The Trustee also shall comply with Trust Indenture Act ss. 313(b)(2). The Trustee shall also transmit by mail all reports as required by Trust Indenture Act ss. 313(c) and Trust Indenture Act ss. 313(d).


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         (b) Reports pursuant to this Section 6.06 shall be transmitted by mail:

                  (i) to all Holders of Notes, as the names and addresses of such Holders appear on the Security Registrar's books; and

                  (ii) to such Holders of Notes as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose.

         (c) A copy of each report at the time of its mailing to Holders shall be filed with the Commission and each stock exchange on which the Notes are listed. The Company shall promptly notify the Trustee when the Notes are listed on any stock exchange.

         SECTION 6.07 COMPENSATION AND INDEMNITY.

         (a) The Company and any Guarantors shall pay to the Trustee and each Agent from time to time reasonable compensation for its services hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Company and any Guarantors shall reimburse the Trustee and each Agent upon request for all reasonable disbursements, expenses and advances incurred or made by it in connection with its duties under this Indenture, including the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

         (b) The Company and any Guarantors shall indemnify each of the Trustee and any predecessor Trustee and each Agent for, and hold each of them harmless against, any and all loss, damage, claim, liability or expense, including without limitation taxes (other than taxes based on the income of the Trustee or such Agent) and reasonable attorneys' fees and expenses incurred by each of them in connection with the acceptance or performance of its duties under this Indenture including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder (including, without limitation, settlement costs). The Company and any Guarantor need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld. The Trustee or Agent, as the case may be, shall notify the Company and any Guarantors in writing promptly of any claim asserted against the Trustee or such Agent for which it may seek indemnity. However, the failure by the Trustee or such Agent to so notify the Company and any Guarantors shall not relieve the Company and any Guarantors of their obligations hereunder.

         Notwithstanding the foregoing, the Company and any Guarantors need not reimburse the Trustee or any Agent for any expense or indemnify it against any loss or liability incurred by the Trustee or such Agent, as the case may be, resulting from its own negligence, willful misconduct or bad faith. To secure the payment obligations of the Company and any Guarantors in this Section 6.07, the Trustee shall have a lien prior to the Notes on all money or property held or collected by the Trustee except such money or property held in trust to pay principal of and interest on particular Notes. The obligations of the Company and any Guarantors under this Section 6.07 to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for


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expenses, disbursements and advances shall be joint and several liabilities of the Company and any Guarantors and shall survive the resignation or removal of the Trustee and the satisfaction, discharge or other termination of this Indenture, including any termination or rejection hereof under any Bankruptcy Law.

         When the Trustee incurs expenses (including reasonable fees and expenses of its Agents and counsel) or renders services after an Event of Default specified in clause (6) or (7) of Section 5.01(a) hereof occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

         SECTION 6.08 REPLACEMENT OF TRUSTEE.

         (a) The Trustee may resign by so notifying the Company and any Guarantors in writing. The Holders of a majority in aggregate principal amount of the outstanding Notes may remove the Trustee by notifying the Company and the removed Trustee in writing and may appoint a successor Trustee with the Company's written consent, which consent shall not be unreasonably withheld. The Company may remove the Trustee at its election if:

                  (i) the Trustee fails to comply with Section 6.10 hereof;

                  (ii) the Trustee is adjudged a bankrupt or an insolvent;

                  (iii) a receiver or other public officer takes charge of the Trustee or its property; or

                  (iv) the Trustee otherwise becomes incapable of performing its duties hereunder.

         (b) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall notify the Holders of such event and shall promptly appoint a successor Trustee. Within one year after such successor Trustee takes office, the Holders of a majority in aggregate principal amount of the Notes then outstanding may appoint a successor Trustee to replace such successor Trustee appointed by the Company.

         (c) If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (d) If the Trustee fails to comply with Section 6.10 hereof, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         (e) A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately following such delivery, the retiring Trustee shall, subject to its rights under Section
6.07 hereof, transfer all property held by it as Trustee to the successor Trustee, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee


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under this Indenture. A successor Trustee shall mail notice of its succession to each Holder. Notwithstanding replacement of the Trustee pursuant to this Section 6.08, the Company's and any Guarantor's obligations under Section 6.07 hereof shall continue for the benefit of the retiring Trustee. No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         SECTION 6.09 SUCCESSOR TRUSTEE BY CONSOLIDATION, MERGER, ETC.

         If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, subject to Section 6.10 hereof, the successor corporation without any further act shall be the successor Trustee; PROVIDED such entity shall be otherwise qualified and eligible under this Article Six. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         SECTION 6.10 CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

         This Indenture shall always have a Trustee who satisfies the requirements of Trust Indenture Act ss. 310(a)(1) and (2) in every respect. The Trustee (together with its corporate parent) shall have a combined capital and surplus of at least US$100,000,000 as set forth in the most recent applicable published annual report of condition. The Trustee shall comply with Trust Indenture Act ss. 310(b), including the provision in Trust Indenture Act ss. 310(b)(1). If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 6.11 PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

         The Trustee shall comply with Trust Indenture Act ss. 311(a), excluding any creditor relationship listed in Trust Indenture Act ss. 311(b). A Trustee who has resigned or been removed shall be subject to Trust Indenture Act ss. 311(a) to the extent indicated therein.

         SECTION 6.12 PAYING AGENTS.

         The Company shall cause each Paying Agent other than the Trustee to execute and deliver to it and the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 6.12:

                  (i) that it will hold all sums held by it as agent for the payment of principal of, or premium, if any, or interest on, the Notes (whether such sums have been paid to it by the Company, any Guarantor or by any other obligor on the Notes) in trust for the benefit of Holders of the Notes or the Trustee;

                  (ii) that it will at any time during the continuance of any Event of Default, upon written request from the Trustee, deliver to the Trustee all sums so held in trust by it together with a full accounting thereof; and


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                  (iii) that it will give the Trustee written notice within
         three Business Days of any failure of the Company, any Guarantor or by any obligor on the Notes in the payment of any installment of the principal of, premium, if any, or interest on, the Notes when the same shall be due and payable.

         SECTION 6.13 DISQUALIFICATION: CONFLICTING INTERESTS. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

         SECTION 6.14 APPOINTMENT OF AUTHENTICATING AGENT. (a) The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption or pursuant to Section 3.08, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $100,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions to this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         (b) Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall otherwise be eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         (c) An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class


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mail, postage prepaid, to all Holders as their names and addresses appear in the
Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         (d) The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.07.

         (e) If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         "This is one of the Securities described in the within-mentioned Indenture.

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    as Trustee


                                    By:_________________________________________
                                           As Authenticating Agent


                                    By:_________________________________________
                                           Authorized Signatory"


                                  ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 7.01 COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS. If the Trustee is not the Security Registrar the Company will furnish or cause to be furnished to the Trustee:

         (a) at least five Business Days before each Interest Payment Date; and

         (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request,

a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders.

         SECTION 7.02 PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the


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Trustee in its capacity as Security Registrar. As the Security Registrar, the
Trustee will maintain the list in the form of the Security Register. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

         (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities and the corresponding rights and duties of the Trustee, shall be provided by the Trust Indenture Act.

         (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to Section 312 of the Trust Indenture Act.

         SECTION 7.03 REPORTS BY TRUSTEE.

         (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

         (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

                                  ARTICLE VIII

                     AMALGAMATIONS, MERGERS, CONSOLIDATIONS
                    AND CERTAIN SALES AND PURCHASES OF ASSETS

         SECTION 8.01 THE COMPANY MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS.

         (a) The Company shall not, and shall not cause or permit any of its Restricted Subsidiaries to, consolidate with, amalgamate with, merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the assets of the Company (determined on a consolidated basis for the Company and its Restricted Subsidiaries) in one transaction or a series of related transactions to, any Person unless:

                  (1) (A) the Company or such Restricted Subsidiary, as the case may be, shall be the continuing Person, (B) in the case of a Restricted Subsidiary, the Person is also a Restricted Subsidiary, and one of the Restricted Subsidiaries is the continuing Person, or (C) the Person (if other than the Company or such Restricted Subsidiary) formed by such consolidation or amalgamation or into which the Company or such Restricted Subsidiary, as the case may be, is merged or assigned, transferred, leased, conveyed or otherwise disposed of shall be organized and existing under the laws of the United States or any State thereof or the District of Columbia or the laws of Canada or any province or territory thereof and shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, all of the obligations of the Company or such Restricted Subsidiary, as the case may be, under this


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         Indenture, the Notes and any Guarantee, as the case may be, and the obligations thereunder shall remain in full force and effect;

                  (2) immediately before and immediately after giving effect to such transaction (including, without limitation, giving effect to any Debt and Acquired Debt incurred or anticipated to be incurred and any Lien granted in connection with or in respect of the transaction), no Default or Event of Default shall have occurred and be continuing; and

                  (3) immediately after giving effect to such transaction on a PRO FORMA basis the Company or such Person (A) could incur at least US$1.00 of additional Debt (other than Permitted Debt) pursuant to
         Section 10.06 hereof or (B) shall have a Consolidated Fixed Charge Coverage Ratio that is greater than the Consolidated Fixed Charge Coverage Ratio of the Company immediately prior to the transaction; PROVIDED that the Company or a Guarantor may merge into or amalgamate with or sell all or substantially all of its assets to the Company or another Guarantor, as the case may be, without complying with this clause (3).

         (b) In connection with any consolidation, merger or transfer of assets contemplated by this Section 8.01, prior to the consummation of such transaction the Company shall deliver, or cause to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, amalgamation, merger or transfer and the supplemental indenture in respect thereto comply with this provision and that all conditions precedent herein provided for relating to such transaction or transactions have been complied with.

         For purposes of clauses (a) and (b) of this Section 8.01, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all of the properties or assets of one or more Restricted Subsidiaries of the Company, the Capital Stock of which constitutes all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

         SECTION 8.02 SUCCESSOR PERSON SUBSTITUTED. Upon any consolidation, amalgamation or merger, or any transfer of all or substantially all of the assets of the Company or any Restricted Subsidiary in accordance with Section
8.01 hereof, the successor Person formed by such consolidation or amalgamation or into which the Company or a Restricted Subsidiary is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Restricted Subsidiary under this Indenture and the Notes with the same effect as if such successor Person had been named as the Company or such Restricted Subsidiary herein and in the Notes, and thereafter the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Notes. The foregoing restrictions shall not apply to any transaction involving a merger of the Company with an Affiliate solely for the purpose of reincorporating the Company in another jurisdiction.


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                                   ARTICLE IX

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

         SECTION 9.01 WITHOUT CONSENT OF HOLDERS. The Company and any Guarantors, when authorized by a Board Resolution of each of them, and the Trustee, when an Officers' Certificate is provided stating that such amendment or supplement complies with the provisions of this Section 9.01, may amend, waive or supplement this Indenture or the Notes without notice to or consent of any Holder:

                  (i) to comply with Section 8.01 hereof;

                  (ii) to provide for uncertificated Notes in addition to or in place of certificated Notes;

                  (iii) to comply with any requirements of the Commission under the Trust Indenture Act;

                  (iv) to cure any ambiguity, defect or inconsistency;

                  (v) to add a Guarantor;

                  (vi) to provide for the issuance of the Exchange Securities or the Private Exchange Securities in accordance with Section 2.01 hereof in a manner that does not adversely affect the rights of any Holder;

                  (vii) to provide for the assumption of the Company's or a Guarantor's obligations to Holders in the event of a merger, amalgamation or consolidation in accordance with the terms of this Indenture;

                  (viii) in reliance on an Opinion of Counsel, to make any other change that does not adversely affect the rights of any Holders hereunder in any material respect;

                  (ix) to comply with the requirements of the Commission to effect or maintain the qualification of this Indenture under the Trust Indenture Act; or

                  (x) to appoint a successor trustee, in the event that the Trustee is disqualified from acting or ineligible to act as such because of a conflict of interest, PROVIDED, that, the successor trustee be otherwise qualified and eligible to act as such under Article Six of this Indenture.

         The Trustee is hereby authorized to join with the Company and any Guarantors in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture which adversely affects its own rights, duties or immunities under this Indenture.


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         SECTION 9.02 WITH CONSENT OF HOLDERS. The Company (when authorized by a
Board Resolution) and any Guarantors (when authorized by a Board Resolution) may, subject to Section 9.06 hereof, direct the Trustee to modify or supplement this Indenture, the Guarantees and/or the Notes with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Notes. The Holders of not less than a majority in aggregate principal amount of the outstanding Notes may waive compliance in a particular instance by the Company or any Guarantor with any provision of this Indenture or the Notes. Subject to Section 9.04 hereof, without the consent of each Holder affected, however, an amendment, supplement or waiver, including a waiver pursuant to
Section 5.13 hereof, may not:

                  (i) reduce the amount of Notes whose Holders must consent to an amendment, supplement or waiver to this Indenture;

                  (ii) reduce the rate of, change the method of calculation of or change the time for payment of interest, including defaulted interest, on any Note;

                  (iii) reduce the principal of or premium on or change the stated maturity of any Note or change the date on which any Notes may be subject to redemption or repurchase or reduce the redemption or repurchase price therefor;

                  (iv) make any Note payable in money other than that stated in the Note or change the place of payment from New York, New York;

                  (v) waive a default on the payment of the principal of, interest on, or redemption payment with respect to any Note (except a rescission of acceleration of the Notes in accordance with the terms of this Indenture or a waiver of the payment default that resulted from such acceleration in accordance with the terms of this Indenture);

                  (vi) make any change in provisions of this Indenture protecting the right of each Holder to receive payment of principal of and interest on such Note on or after the due date thereof or to bring suit to enforce such payment, or permitting Holders of a majority in aggregate principal amount of Notes to waive Defaults or Events of Default;

                  (vii) amend, change or modify in any material respect the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control Triggering Event or make and consummate an Excess Proceeds Offer with respect to any Asset Sale that has been consummated or modify any of the provisions or definitions with respect thereto;

                  (viii) modify or change any provision of this Indenture or the related definitions affecting the ranking of the Notes or any Guarantee in a manner which adversely affects the Holders; or


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

                  (ix) release any Guarantor from any of its obligations under its Guarantee or this Indenture otherwise than in accordance with the terms of this Indenture.

         After an amendment, supplement or waiver under this Section 9.02 becomes effective, the Company shall mail to the Holders a notice briefly describing the amendment, supplement or waiver.

         Upon the written request of the Company, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the receipt by the Trustee of evidence reasonably satisfactory to the Trustee of the consent of the Holders as aforesaid and upon receipt by the Trustee of the documents described in Section 9.06 hereof, the Trustee shall join with the Company and any Guarantors in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture, in which case the Trustee may, but shall not be obligated to, enter into such supplemental indenture.

         It shall not be necessary for the consent of the Holders under this
Section 9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

         SECTION 9.03 COMPLIANCE WITH TRUST INDENTURE ACT. Every amendment or supplement to this Indenture or the Notes shall comply with the Trust Indenture Act as then in effect.

         SECTION 9.04 REVOCATION AND EFFECT OF CONSENTS. Until an amendment, supplement, waiver or other action becomes effective, a consent to it by a Holder is a continuing consent conclusive and binding upon such Holder and every subsequent Holder of the same Note or portion thereof, and of any Note issued upon the transfer thereof or in exchange therefor or in place thereof, even if notation of the consent is not made on any such Note. Any such Holder or subsequent Holder, however, may revoke the consent as to his Note or portion of a Note, if the Trustee receives the written notice of revocation before the date the amendment, supplement, waiver or other action becomes effective.

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement, or waiver. If a record date is fixed, then, notwithstanding the preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only such Persons, shall be entitled to consent to such amendment, supplement, or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date unless the consent of the requisite number of Holders has been obtained.

         An amendment, supplement, waiver or other action becomes effective in accordance with its terms and thereafter shall bind every Holder, unless it makes a change described in any of clauses (i) through (ix) of Section 9.02 hereof. In that case the amendment, supplement, waiver or other action shall bind each Holder who has consented to it and every


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subsequent Holder or portion of a Note that evidences the same debt as the consenting Holder's Note.

         SECTION 9.05 NOTATION ON OR EXCHANGE OF NOTES. If an amendment, supplement, or waiver changes the terms of a Note, the Trustee (in accordance with the specific written direction of the Company) shall request the Holder of the Note (in accordance with the specific written direction of the Company) to deliver it to the Trustee. In such case, the Trustee shall at the expense of the Company place an appropriate notation on the Note about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Note shall issue, any Guarantors shall endorse and the Trustee shall authenticate a new Note that reflects the changed terms. Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

         SECTION 9.06 TRUSTEE TO SIGN AMENDMENTS, ETC. The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article Nine if the amendment, supplement or waiver does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment, supplement or waiver the Trustee shall be entitled to receive and, subject to Sections 6.01 and 6.02 hereof, shall be fully protected in relying upon an Officers' Certificate and an Opinion of Counsel stating, in addition to the matters required by Section 1.02 hereof, that such amendment, supplement or waiver is authorized or permitted by this Indenture and is a legal, valid and binding obligation of the Company and any Guarantors, enforceable against the Company and any Guarantors in accordance with its terms (subject to customary exceptions).

         SECTION 9.07 EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 9.08 REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Notes.

                                   ARTICLE X

                                    COVENANTS

         SECTION 10.01 PAYMENT OF NOTES. The Company shall pay the principal of and interest (including all Additional Interest) on the Notes on the dates and in the manner provided in the Notes and this Indenture. An installment of principal or interest shall be considered paid on the date it is due if the Trustee or Paying Agent (if other than the Company, a


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Subsidiary of the Company or any Guarantor) holds on that date money designated for and sufficient to pay such installment.

         The Company shall pay interest on overdue principal (including post-petition interest in a proceeding under any Bankruptcy Law), and overdue installments of interest, to the extent lawful, at the rate specified in the Notes.

         SECTION 10.02 REPORTS TO HOLDERS. Whether or not required by the rules and regulations of the Commission, so long as the Notes are outstanding, the Company shall furnish to the Trustee and, upon request, to the Holders all annual and quarterly financial information that would be required to be contained in a filing with the Commission on Forms 20-F, 40-F and 6-K, as applicable, if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual financial information, a report on the audit of the financial statements by the Company's independent accountants; PROVIDED, that (x) such quarterly financial information shall be furnished within 60 days following the end of each quarter of the Company and (y) such annual financial information shall be furnished within 180 days following the end of the fiscal year of the Company. In addition, whether or not required by the rules and regulations of the Commission, the Company will file with or furnish to the Commission a copy of all such information and reports with the Commission for public availability (unless the Commission will not accept such a filing or furnishing). In addition, the Company shall furnish to the Holders and to prospective investors, upon request, any information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act so long as the Notes are not freely transferable under the Securities Act. The Company, the Guarantors and their respective subsidiaries will also comply with the other provisions of Trust Indenture Act ss.314(a).

         SECTION 10.03 [INTENTIONALLY OMITTED.]

         SECTION 10.04 COMPLIANCE CERTIFICATE.

         (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year and on or before 60 days after the end of the first, second and third quarters of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during such fiscal year or fiscal quarter, as the case may be, has been made under the supervision of the signing Officers with a view to determining whether the Company and each Guarantor has kept, observed, performed and fulfilled their obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge, the Company and each Guarantor has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action they are taking or propose to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Notes is prohibited or if such event has occurred, a description of the event and what action the Company and any Guarantors are taking or propose to take with respect thereto.


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         (b) The Company and any Guarantors shall, so long as any of the Notes are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company and any Guarantors are taking or propose to take with respect thereto.

         (c) The Company's fiscal year currently ends on December 31. The Company will promptly provide written notice to the Trustee of any change in its fiscal year.

         SECTION 10.05 TAXES. The Company and any Guarantors shall, and shall cause each of their Subsidiaries to, pay prior to delinquency all material taxes, assessments, and governmental levies except as contested in good faith and by appropriate proceedings.

         SECTION 10.06 LIMITATION ON ADDITIONAL DEBT. (a) The Company shall not, and shall not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, incur any Debt (including, without limitation, any Acquired Debt), except Permitted Debt and except that, if no Default or Event of Default shall have occurred and be continuing at the time or as a consequence of the incurrence of such Debt, the Company or any Restricted Subsidiary may incur Debt (including any Acquired Debt) if the Company's Consolidated Fixed Charge Coverage Ratio is at least 2.0 to 1. Even if the Company's Consolidated Fixed Charge Coverage Ratio is less than 2.0 to 1, the Company and its Restricted Subsidiaries may incur Permitted Debt.

         (b) For purposes of determining compliance with this Section 10.06, in the event that an item of Debt meets the criteria of more than one of the categories of Permitted Debt described in clauses (1) through (14) of the definition thereof or is entitled to be incurred pursuant to the first paragraph of this Section 10.06 (other than debt outstanding under the Credit Facilities on the date on which the Notes are first issued under this Indenture, which shall be treated as incurred pursuant to clause (1) of the definition of Permitted Debt), the Company shall classify (and subsequently may reclassify one or more times) such Debt in its sole discretion, and such item of Debt will, upon such classification or reclassification, as the case may be, be treated as having been incurred pursuant to only one of such clauses or pursuant to the first paragraph of this Section 10.06. Accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Debt, in each case in accordance with the terms of the underlying Debt at its time of incurrence by the Company or a Restricted Subsidiary, as the case may be, will not be deemed to be an incurrence of Debt for purposes of this Section 10.06; PROVIDED that the underlying Debt is incurred in accordance with the terms of this Indenture. Any increase in the Canadian dollar equivalent of outstanding Debt of the Company or any of its Restricted Subsidiaries denominated in a currency other than Canadian dollars resulting from fluctuations in the exchange values of currencies shall not be deemed to be an incurrence of Debt for purposes of this Section 10.06; PROVIDED that the amount of Debt of the Company outstanding at any time shall be the Canadian dollar equivalent of all such Debt of the Company outstanding at such time.

         SECTION 10.07 LIMITATION ON RESTRICTED PAYMENTS. (a) The Company shall not make, and shall not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, make, any Restricted Payment, unless:


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                  (1) no Default or Event of Default shall have occurred and be continuing at the time of or immediately after giving effect to such Restricted Payment;

                  (2) immediately after giving pro forma effect to such Restricted Payment, the Company could incur US$1.00 of additional Debt (other than Permitted Debt) pursuant to Section 10.06 hereof; and

                  (3) immediately after giving effect to such Restricted Payment, the aggregate amount of all Restricted Payments declared or made after August 14, 2001 does not exceed the sum, (without duplication), of:

                           (A) the sum of (x) 50% of the Company's cumulative
                  Consolidated Net Income (or if cumulative Consolidated Net Income shall be a loss, minus 100% of such loss) for the period beginning July 1, 2001 and ending on the last day of the fiscal quarter immediately preceding the date of such proposed Restricted Payment (treating such period as a single accounting period), and (y) the Pacifica Income Adjustment Amount; PLUS

                           (B) 100% of the aggregate net cash proceeds received
                  by the Company from Capital Contributions or from the issuance or sale after August 14, 2001 (other than to a Restricted Subsidiary) of (x) Capital Stock (other than Disqualified Capital Stock) of the Company or (y) any Debt or other securities of the Company that are convertible into or exercisable or exchangeable for Capital Stock (other than Disqualified Capital Stock) of the Company which have been so converted, exercised or exchanged, as the case may be; PLUS

                           (C) without duplication of any amounts included in
                  subclause (A) of this clause (3), so long as the Designation thereof was treated as a Restricted Payment made after August 14, 2001, with respect to any Unrestricted Subsidiary that has been redesignated as a Restricted Subsidiary after August 14, 2001 in accordance with the definition of "Restricted Subsidiary," the Company's proportionate interest in an amount equal to the Fair Market Value of the Company's interest in such Subsidiary; PROVIDED that such amount shall not in any case exceed the Designation Amount with respect to such Restricted Subsidiary at the time of its Designation; PLUS

                           (D) in the case of the disposition or repayment of
                  any Investment constituting a Restricted Payment made after August 14, 2001, to the extent not otherwise included in the Company's Consolidated Net Income, the amount of cash proceeds (or Cash Equivalents) received by the Company or any Restricted Subsidiary with respect to such Investment, net of any costs of disposition and taxes paid or payable in connection with such disposition or repayment; PLUS

                           (E) to the extent not otherwise included in the
                  Company's Consolidated Net Income, the amount of the cash proceeds (or Cash Equivalents) received by the Company or any Restricted Subsidiary upon the sale of any


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                  Unrestricted Subsidiary after August 14, 2001, net of any
                  costs of disposition and taxes paid or payable in connection with such sale; PLUS

                           (F) $40,000,000.

                           For purposes of determining the amount expended for
                  Restricted Payments under this clause (3), property other than cash shall be valued at its Fair Market Value.

         (b) The provisions of this Section 10.07 shall not prevent,

                  (1) the payment of any dividend or distribution within 60 days after the date of declaration thereof, if at such date of declaration such payment would comply with the provisions of this Indenture;

                  (2) the repurchase, redemption or other acquisition or retirement of any shares of Capital Stock of the Company or Debt of the Company or any Guarantor subordinated to the Notes or such Guarantor's Guarantee, as the case may be, by conversion into, or by or in exchange for, shares of Capital Stock of the Company (other than Disqualified Capital Stock), or out of the net cash proceeds of the substantially concurrent sale (other than to a Restricted Subsidiary of the Company) of other shares of Capital Stock of the Company (other than Disqualified Capital Stock); PROVIDED that any such net cash proceeds are excluded from Section 10.07(a)(3)(B) for the purposes of this calculation (and were not included in Section 10.07(a)(3)(B) at any time);

                  (3) the redemption, repayment or retirement of Debt of the Company or any Guarantor subordinated to the Notes or such Guarantor's Guarantee, as the case may be, in exchange for, by conversion into, or out of the net cash proceeds of, (x) a substantially concurrent sale or incurrence of Debt of the Company or such Guarantor, as the case may be (other than any Debt owed to a Restricted Subsidiary), that is contractually subordinated in right of payment to the Notes or such Guarantor's Guarantee, as the case may be, to at least the same extent as the Debt being redeemed, repaid or retired, or (y) a substantially concurrent sale (other than to a Restricted Subsidiary of the Company) of shares of Capital Stock of the Company; PROVIDED that any such net cash proceeds are excluded from Section 10.07(a)(3)(B) (and were not included therein at any time);

                  (4) the retirement of any shares of Disqualified Capital Stock of the Company by conversion into, or by exchange for, other shares of Disqualified Capital Stock of the Company, or out of the net cash proceeds of the substantially concurrent sale (other than to a Restricted Subsidiary of the Company) of other shares of Disqualified Capital Stock of the Company; PROVIDED that any such net cash proceeds are excluded from Section 10.07(a)(3)(B) (and were not included in Section 10.07(a)(3)(B)at any time);

                  (5) the purchase, redemption or other acquisition for value of shares of Capital Stock of the Company (other than Disqualified Capital Stock) held by employees or directors of the Company (or their estates or beneficiaries under their estates) upon the


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         death, retirement or termination of employment or directorship of such employees or directors pursuant to or in accordance with the terms of an employee benefit plan or other agreement approved by the Board of Directors of the Company; PROVIDED that the aggregate cash consideration paid, or distributions made, pursuant to this clause (5) do not exceed $5,000,000 in the aggregate subsequent to August 14, 2001;

                  (6) the payment of any dividend in respect of shares of the Company's Capital Stock, PROVIDED that (A) the aggregate amount of all such dividends paid pursuant to this clause (6) in any twelve-month period shall not exceed $25,000,000 and (B) immediately after giving pro forma effect to such payment, the Company could incur US$1.00 of additional Debt, other than Permitted Debt, under Section 10.06 hereof; and

                  (7) the repurchase of shares of the Company's Capital Stock deemed to occur upon the exercise of stock options if such shares of Capital Stock represent a portion of the exercise price of such stock options.

                  In calculating the aggregate amount of Restricted Payments made subsequent to August 14, 2001 for purposes of Section 10.07(a)(3), amounts expended pursuant to clauses (b)(1) and (b)(5) of this Section
         10.07 shall be included in such calculation and amounts expended pursuant to clauses (b)(2), (b)(3), (b)(4), (b)(6) and (b)(7) of this
         Section 10.07 shall not be included in such calculation; PROVIDED that amounts expended pursuant to clause (b)(1) of this Section 10.07 will only be included if the declaration thereof had not been counted in a prior period.

         SECTION 10.08 LIMITATION ON LIENS. The Company shall not, and shall not cause or permit any of its Restricted Subsidiaries, directly or indirectly, to, create, incur or otherwise cause or suffer to exist or become effective any Liens (other than Permitted Liens) upon or with respect to any property or assets of the Company or any of its Restricted Subsidiaries, unless:

                  (i) if such Lien secures Debt which is ranked equally and ratably with the Notes or any Guarantee, then the Notes or such Guarantee, as the case may be, are secured on an equal and ratable basis with the obligations so secured until such time as such obligations are no longer secured by such Lien or the Lien is a Permitted Lien, or

                  (ii) if such Lien secures Debt which is subordinated to the Notes or any Guarantee, then the Notes or such Guarantee, as the case may be, are secured and the Lien securing such other Debt shall be subordinated to the Lien granted to the Holders of the Notes or such Guarantee, as the case may be, at least to the same extent as such Debt is subordinated to the Notes or such Guarantee, as the case may be, until such time as such obligations are no longer secured by a Lien.

                  The Company and Restricted Subsidiaries may create, incur or cause or permit to exist Permitted Liens as described in the definition of "Permitted Liens" of this Indenture.


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         SECTION 10.09 LIMITATION ON TRANSACTIONS WITH AFFILIATES.

         (a) The Company shall not, and shall not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, enter into or suffer to exist any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with any Affiliate (each an "Affiliate Transaction") or extend, renew, waive or otherwise modify the terms of any Affiliate Transaction entered into prior to the Issue Date, unless:

                  (1) such Affiliate Transaction is between or among the Company and its Restricted Subsidiaries or between or among Restricted Subsidiaries; or

                  (2) the terms of such Affiliate Transaction are no less favorable to the Company or such Restricted Subsidiary, as the case may be, than the terms which could reasonably be obtained by the Company or such Restricted Subsidiary, as the case may be, at such time in a comparable transaction made on an arm's-length basis between unaffiliated parties.

         In any Affiliate Transaction (or any series of related Affiliate Transactions) involving an amount or having a Fair Market Value in excess of $10,000,000 which is not permitted under clause (a)(1) of this Section 10.09, the Company shall obtain a resolution of the disinterested members of the Board of Directors of the Company certifying that they have approved such Affiliate Transaction and determined that such Affiliate Transaction complies with clause
(a)(2) of this Section 10.09.

         In addition, in any Affiliate Transaction (or any series of related Affiliate Transactions) involving an amount or having a Fair Market Value in excess of $75,000,000 which is not permitted under clause (a)(1) of this Section 10.09, the Company must obtain a written opinion from an Independent Financial Advisor that such transaction or transactions are fair to the Company or such Restricted Subsidiary, as the case may be, from a financial point of view.

         (b) The provisions of Section 10.09(a) will not apply to,

         (1) any Restricted Payment made in compliance with Section 10.07 hereof,

         (2) any payment of customary and reasonable fees to directors of the Company,

         (3) any employment agreement or compensation arrangement in effect on the Issue Date, or entered into thereafter by the Company or any of its Restricted Subsidiaries in the ordinary course of business and consistent with the past practice of the Company and its Restricted Subsidiaries,

         (4) transactions in the ordinary course of business pursuant to any pension, share or partnership unit option, profit sharing, partnership unit or share appreciation rights or other employee benefit plan or agreement (including insurance,

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indemnification and reimbursement plans and arrangements for directors, officers and employees),

                  (5) loans to employees not to exceed $10,000,000 in aggregate amount at any one time outstanding, or

                  (6) issuances of Capital Stock (other than Disqualified Capital Stock) of the Company.

         SECTION 10.10 LIMITATION ON ASSET SALES.

         (a) The Company shall not, and shall not cause or permit any of its Restricted Subsidiaries to, complete an Asset Sale unless:

                  (1) the Company or such applicable Restricted Subsidiary, as the case may be, receives consideration at the time of such sale or other disposition at least equal to the Fair Market Value of the assets sold or otherwise disposed of;

                  (2) not less than 75% of the consideration received by the Company or such applicable Restricted Subsidiary, as the case may be, is in the form of (A) cash or Cash Equivalents, or (B) Replacement Assets, and in each case set forth in subclauses (A) and (B) of this clause (a)(2), is received at the time of such sale or other disposition; PROVIDED that the amount of (i) any Debt (other than subordinated Debt) of the Company or any such applicable Restricted Subsidiary that is actually assumed by the transferee in such Asset Sale and from which the Company and its Restricted Subsidiaries are fully and unconditionally released and (ii) any securities received by the Company or any such applicable Restricted Subsidiary which are converted into cash or Cash Equivalents within ten Business Days of such Asset Sale (to the extent of the cash or Cash Equivalents received), will be deemed to be cash for purposes of this clause (a)(2) and to have been received at the time of such sale; and

                  (3) the Asset Sale Proceeds received by the Company or such Restricted Subsidiary, as the case may be, are applied, at the option of the Company or such Restricted Subsidiary, (A) to prepay, repay or purchase indebtedness under the Credit Facilities or any other secured Debt of the Company or such Restricted Subsidiary or the Other Senior Notes; or (B) to an investment in properties and assets that are used or are useful in the business of the Company or its Restricted Subsidiaries or in businesses reasonably similar to or ancillary to the business of the Company or its Restricted Subsidiaries as conducted at the time of such Asset Sale; PROVIDED that (i) such investment occurs or (ii) the Company or any such Restricted Subsidiary enters into contractual commitments to so apply such Asset Sale Proceeds, subject only to customary conditions (other than the obtaining of financing), in each case, within 365 days following the receipt of such Asset Sale Proceeds.

                  If on such 365th day the Available Asset Sale Proceeds exceed $15,000,000, the Company shall apply an amount equal to the Available Asset Sale Proceeds to an offer to repurchase the Notes (and, at its option, to an offer to repurchase other equal and ratable Debt), at a purchase price in cash equal to 100% of the principal


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         amount thereof plus accrued and unpaid interest, if any, to the purchase date (an "Excess Proceeds Offer").

                  If an Excess Proceeds Offer is not fully subscribed, the Company may retain and use for general corporate purposes the portion (any such portion, a "Deficiency") of the Available Asset Sale Proceeds not required to repurchase Notes. Upon completion of any Excess Proceeds Offer, the amount of Available Asset Sale Proceeds shall be reset to zero.

         (b) If the Company is required to make an Excess Proceeds Offer, the Company shall (1) notify the Trustee thereof at least five Business Days prior to the commencement of the Excess Proceeds Offer and (2) send by first-class mail, postage prepaid, within 30 days of the 365th day following the receipt of the Available Asset Sale Proceeds exceeding $15,000,000 as specified in Section 10.10(a)(3), a notice to the Trustee and to each Holder, at the address appearing in the register maintained by the Security Registrar, stating the information set forth below. The Excess Proceeds Offer shall remain open for a period of 20 Business Days following its commencement (the "Offer Period"). The notice, which shall govern the terms of the Excess Proceeds Offer, shall state:

                  (A) that the Company is offering to apply the Available Asset Sale Proceeds, to repurchase such Notes at a purchase price in cash equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to the purchase date;

                  (B) that the Excess Proceeds Offer is being made pursuant to this Section 10.10 and the length of time the Excess Proceeds Offer will remain open;

                  (C) the purchase price and the purchase date (which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed);

                  (D) that any Note not tendered or accepted for payment will continue to accrue interest;

                  (E) that, unless the Company defaults in a payment pursuant to the Excess Proceeds Offer, any Notes accepted for payment pursuant to the Excess Proceeds Offer shall cease to accrue interest after the expiration of the Offer Period;

                  (F) that Holders accepting the offer to have a Note purchased pursuant to any Excess Proceeds Offer will be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day preceding the purchase date;


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                  (G)      that Holders will be entitled to withdraw their
                           election if the Paying Agent receives, not later than the expiration of the Offer Period, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Note purchased;

                  (H) that, if the aggregate principal amount of Notes surrendered by Holders exceeds the Available Asset Sale Proceeds, the Company or the Trustee shall select the Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Notes in denominations of US$1,000, or integral multiples of US$1,000, shall be purchased);

                  (I) that Holders whose Notes are being purchased only in part will be issued new Notes equal in aggregate principal amount to the unpurchased portion of the Notes surrendered; PROVIDED that each Note purchased and each such new Note issued shall be in an original principal amount in denominations of US$1,000 and integral multiples of US$1,000; and

                  J) the calculations used in determining the amount of Available Asset Sale Proceeds to be applied to the purchase of such Notes.

         The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Notes in connection with an Excess Proceeds Offer. To the extent that the provisions of any securities laws or regulations conflict with this
Section 10.10, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this
Section 10.10 by virtue thereof.

         SECTION 10.11 LIMITATION ON CAPITAL STOCK OF RESTRICTED SUBSIDIARIES. The Company shall not (a) sell, pledge, hypothecate (other than by Permitted Liens) or otherwise convey or dispose of any Capital Stock of a Restricted Subsidiary or (b) permit any of its Restricted Subsidiaries to issue any Capital Stock, other than to the Company or a Wholly Owned Restricted Subsidiary if, as a result of such transaction, such Restricted Subsidiary would cease to be a Restricted Subsidiary. The foregoing restrictions shall not apply to an Asset Sale consisting of all of the Capital Stock of a Restricted Subsidiary owned by the Company and its Restricted Subsidiaries made in compliance with Section
10.10 hereof.

         SECTION 10.12 LIMITATION ON DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING RESTRICTED SUBSIDIARIES. The Company shall not, and shall not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary to:


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         (a) (1) pay dividends or make any other distributions to the Company or any Restricted Subsidiary (A) on its Capital Stock or (B) with respect to any other interest or participation in, or measured by, its profits or (2) repay any Debt or any other obligation owed to the Company or any Restricted Subsidiary,

         (b) make loans or advances or Capital Contributions to the Company or any Restricted Subsidiary, or

         (c) transfer any of its properties or assets to the Company or any Restricted Subsidiary, except for such encumbrances or restrictions existing under or by reason of (1) encumbrances or restrictions existing on the Issue Date to the extent and in the manner such encumbrances and restrictions are in effect on the Issue Date, (2) encumbrances or restrictions in the Credit Facilities, (3) this Indenture, the Notes and any Guarantees, (4) applicable law, (5) any instrument governing Acquired Debt as in effect at the time of such acquisition, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person or the property or assets of the Person (including any Subsidiary of the Person), so acquired,
(6) customary non-assignment provisions in leases or other agreements entered in the ordinary course of business and consistent with past practices, (7) Refinancing Debt; PROVIDED that such restrictions are not on the whole materially more restrictive than those contained in the agreements governing the Debt being extended, refinanced, renewed, replaced, defeased or refunded, (8) restrictions in security agreements or mortgages securing Debt of the Company or a Restricted Subsidiary only to the extent such restrictions restrict the transfer of the property subject to such security agreements and mortgages, (9) restrictions with respect to a Restricted Subsidiary pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary to be consummated in accordance with the terms of this Indenture solely in respect of the Capital Stock or assets to be sold or disposed of, (10) purchase money obligations for property acquired in the ordinary course of business that impose restrictions of the nature described in clause (c)(8) of this Section 10.12 on the property so acquired, (11) any agreement for the sale of assets (including any Asset Sale) that restricts transfers of such assets pending their sale, (12) secured Debt otherwise permitted to be incurred pursuant to the provisions of the covenant described above under Section 10.08 that limits the right of the debtor to dispose of the assets securing such Debt, (13) any encumbrance or restriction contained in Purchase Money Debt to the extent that such encumbrance or restriction (A) only restricts the transfer of the Property financed with such Purchase Money Debt and (B) solely relates to the Property financed with such Purchase Money Debt, or (14) restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business.

         SECTION 10.13 LIMITATION ON SUBSIDIARIES. If (a) any Subsidiary guarantees the Other Senior Notes or (b) the Company or any Restricted Subsidiary transfers or causes to be transferred any Property to, or organizes, acquires, invests in or otherwise holds an Investment in, any Restricted Subsidiary that is not a Guarantor having total consolidated assets with a book value in excess of $500,000, then such Subsidiary, transferee or acquired or other Restricted Subsidiary shall (1) execute and deliver to the Trustee a supplemental indenture in form reasonably satisfactory to the Trustee pursuant to which such Restricted Subsidiary shall


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unconditionally guarantee all of the Company's obligations under the Notes and this Indenture in the form set forth in Annex C hereto, (2) deliver to the Trustee an Opinion of Counsel that such supplemental indenture has been duly authorized, executed and delivered by such Restricted Subsidiary and constitutes a legal, valid, binding and enforceable obligation of such Restricted Subsidiary and (3) execute such other documents and take such other actions as the Trustee may reasonably require in order to evidence the Guarantee of such Restricted Subsidiary and the agreement of such Restricted Subsidiary to be bound by the Guarantee. Thereafter, such Restricted Subsidiary shall be a Guarantor for all purposes of this Indenture.

         SECTION 10.14 LEGAL EXISTENCE. Subject to Article Five hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence, and the corporate, partnership or other existence of each Restricted Subsidiary, in accordance with the respective organizational documents (as the same may be amended from time to time) of each Restricted Subsidiary and the rights (charter and statutory), licenses and franchises of the Company and its Restricted Subsidiaries; PROVIDED that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Restricted Subsidiaries if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Restricted Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders.

         SECTION 10.15 CHANGE OF CONTROL OFFER.

         (a) Upon the occurrence of a Change of Control Triggering Event, the Company shall be obligated to make an offer to purchase (the "Change of Control Offer") all outstanding Notes at a purchase price (the "Change of Control Purchase Price") equal to 101% of the principal amount thereof, plus accrued and unpaid interest to the Change of Control Payment Date, in accordance with this
Section 10.15.

         (b) Within 30 days of the occurrence of a Change of Control Triggering Event, the Company shall (1) cause a notice of the Change of Control Offer to be sent at least once to the Dow Jones News Service or similar business news service in the United States and (2) send by first-class mail, postage prepaid, to the Trustee and to each Holder, at the address appearing in the register of the Notes maintained by the Security Registrar, a notice stating:

                  (A) that the Change of Control Offer is being made pursuant to this Section 10.15 and that all Notes tendered will be accepted for payment;

                  (B) the Change of Control Purchase Price and the purchase date (which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed (the "Change of Control Payment Date"));

                  (C) that any Note not tendered will continue to accrue interest;

                  (D) that, unless the Company defaults in the payment of the Change of Control Purchase Price, any Notes accepted for payment pursuant


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                           to the Change of Control Offer shall cease to accrue
                           interest after the Change of Control Payment Date;

                  (E) that Holders accepting the offer to have a Note purchased pursuant to any Change of Control Offer will be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day preceding the Change of Control Payment Date;

                  (F) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the third Business Day preceding the Change of Control Payment Date, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Notes the Holder delivered for purchase, and a statement that such Holder is withdrawing his election to have such Note purchased;

                  (G) that Holders whose Notes are being purchased only in part will be issued new Notes, representing the same indebtedness to the extent not repurchased, equal in principal amount to the unpurchased portion of the Notes surrendered; PROVIDED that each Note purchased and each such new Note issued shall be in an original principal amount in denominations of US$1,000 and integral multiples of US$1,000;

                  (H) any other procedures that a Holder must follow to accept a Change of Control Offer or effect withdrawal of such acceptance; and

                  (I)      the name and address of the Paying Agent.

         (c) On the Change of Control Payment Date, the Company shall, to the extent lawful, (1) accept for payment Notes or portions thereof properly tendered pursuant to the Change of Control Offer, (2) deposit with the Paying Agent money sufficient to pay the Change of Control Purchase Price of all Notes or portions thereof so properly tendered and (3) deliver or cause to be delivered to the Trustee Notes so accepted together with an Officers' Certificate stating the Notes or portions thereof tendered to the Company. The Paying Agent shall promptly mail to each Holder of Notes so accepted payment in an amount equal to the Change of Control Purchase Price for such Notes, and the Company shall execute and issue, and the Trustee shall promptly authenticate and mail to such Holder, a new Note equal in principal amount to any unpurchased portion of the Notes surrendered; PROVIDED that each such new Note shall be issued in an original principal amount in denominations of US$1,000 and integral multiples of US$1,000.

         (d) (1) If the Company or any Restricted Subsidiary has issued any outstanding (A) Debt that is subordinated in right of payment to the Notes or
(B) Preferred Stock, and the Company or such Restricted Subsidiary is required to make a Change of Control


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Offer or to make a distribution with respect to such subordinated Debt or
Preferred Stock in the event of a Change of Control, the Company shall not consummate any such offer or distribution with respect to such subordinated Debt or Preferred Stock until such time as the Company shall have paid the Change of Control Purchase Price in full to the Holders of Notes that have accepted the Company's Change of Control Offer and shall otherwise have consummated the Change of Control Offer made to Holders of the Notes and (2) the Company shall not issue Debt that is subordinated in right of payment to the Notes or Preferred Stock with Change of Control provisions requiring the payment of such Debt or Preferred Stock prior to the payment of the Notes in the event of a Change of Control Triggering Event under this Indenture.

         The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Notes in connection with a Change of Control Offer. To the extent that the provisions of any securities laws or regulations conflict with this
Section 10.15, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this
Section 10.15 by virtue thereof.

         SECTION 10.16 PAYMENT OF ADDITIONAL AMOUNTS.

         (a) All amounts paid or credited by the Company under or with respect to the Notes, or by any Guarantor in respect of its Guarantee shall be made free and clear of and without withholding or deduction for or on account of any present or future Taxes, unless the Company or such Guarantor is required to withhold or deduct any amount for or on account of Taxes by law or by interpretation or administration of law. If the Company or any Guarantor is required to withhold or deduct any amount for or on account of Taxes from any amount paid or credited under or with respect to the Notes or the Guarantees, the Company or such Guarantor shall pay such additional amounts ("Additional Amounts") as may be necessary so that the net amount received by each Holder (including Additional Amounts) after such withholding or deduction (including any withholding or deduction in respect of Additional Amounts) shall not be less than the amount the Holder would have received if such Taxes had not been withheld or deducted; PROVIDED that no Additional Amounts will be payable with respect to a payment made to a Holder (an "Excluded Holder") (1) with whom the Company or such Guarantor does not deal at arm's length (within the meaning of the Income Tax Act (Canada)) at the time of making such payment, (2) who is subject to the Taxes in question by reason of its being connected with the jurisdiction imposing such Taxes otherwise than by the mere acquisition or holding of the Notes or the receipt of payments thereunder or the enforcement of its rights thereunder, or (3) who is subject to such Taxes because the Holder is or is deemed to be resident in Canada or uses or holds or is deemed or considered to use or hold the Notes in carrying on business in Canada for purposes of the Income Tax Act (Canada). The Company and any Guarantors will also (a) make such withholding or deduction and (b) remit the full amount deducted or withheld to the relevant authority in accordance with and in the time required under applicable law. The Company and any Guarantors shall furnish to the Holders (other than Excluded Holders) of Notes that are outstanding on the date of the withholding or deduction, within 30 days after the date of the payment of any Taxes due under applicable law, certified copies of tax receipts evidencing such payment by the Company or such Guarantor.


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         (b) The Company and any Guarantors shall, upon written request of any
Holder (other than an Excluded Holder), reimburse each such Holder, for the amount of (1) any such Taxes so required to be withheld or deducted which are levied or imposed on and paid by such Holder or the beneficial owner of the Notes as a result of payments made under or with respect to the Notes or the Guarantees and reasonable expenses related thereto; and (2) any such Taxes so levied or imposed with respect to any reimbursement under the foregoing clause
(1) so that the net amount received by such Holder or beneficial owner after such reimbursement will not be less than the net amount the Holder or beneficial owner would have received if Taxes described in subclauses (1) and (2) of this paragraph had not been imposed, but excluding any such Taxes on such Holder's or beneficial owner's net income generally.

         (c) At least 30 days prior to each date on which any payment under or with respect to the Notes is due and payable, if the Company or any Guarantor shall be obligated to pay Additional Amounts with respect to such payment, the Company or such Guarantor shall deliver to the Trustee an Officers' Certificate stating the fact that such Additional Amounts shall be payable and specifying the amounts so payable and will set forth such other information necessary to enable the Trustee to pay such Additional Amounts to Holders on the payment date. Whenever in this Indenture there is mentioned, in any context, principal, premium, if any, interest or any other amount payable under or with respect to any Note, such mention shall be deemed to include the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.

         (d) The Company or any Guarantor shall pay any present or future stamp, court, documentary or other similar taxes, charges or levies that arise in any Taxing Jurisdiction from the execution, delivery or registration of, or enforcement of rights under the Notes, this Indenture or any related document.

         SECTION 10.17 LIMITATION ON APPLICABILITY OF CERTAIN COVENANTS IF THE NOTES ARE RATED INVESTMENT GRADE. Notwithstanding any other provision of this Indenture, in the event that (a) the Notes are rated Investment Grade and (b) no Event of Default or Default shall have occurred and be continuing (the satisfaction of the foregoing requirements being collectively referred to as the "Fall-away Event"), upon the delivery to the Trustee of an Officers' Certificate to the effect that a Fall-away Event has occurred, the provisions of Sections 10.06, 10.07, 10.09, 10.10, 10.12, 10.15 and clause (a)(3) of Section 8.01 of this Indenture shall terminate and shall thereafter be deemed not to form a part of this Indenture and the Company and its Restricted Subsidiaries shall thereafter have no obligation or liability in respect of such sections, notwithstanding that the Notes may later cease to be rated Investment Grade.

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

         SECTION 11.01 ELECTION TO REDEEM; NOTICES TO TRUSTEE. If the Company elects to redeem Notes pursuant to Section 11.07 or 11.08 of this Indenture, at least 45 days prior to the Redemption Date (unless a shorter notice shall be agreed to in writing by the Trustee) but not more than 65 days before the Redemption Date, the Company shall notify the Trustee in writing of the Redemption Date, the aggregate principal amount of Notes to be redeemed and the


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redemption price, and deliver to the Trustee an Officers' Certificate stating that such redemption will comply with the conditions contained in Section 11.07 or 11.08 of this Indenture. Notice given to the Trustee pursuant to this Section
11.01 may not be revoked after the time that notice is given to Holders pursuant to Section 11.03 hereof.

         SECTION 11.02 SELECTION BY TRUSTEE OF NOTES TO BE REDEEMED. In the event that fewer than all of the Notes are to be redeemed, the Trustee shall select the Notes to be redeemed, if the Notes are listed on a national securities exchange, in accordance with the rules of such exchange or, if the Notes are not so listed, either on a PRO RATA basis, by lot or in such other manner as the Trustee shall deem fair and equitable; PROVIDED, HOWEVER, that if a partial redemption is made with the proceeds of a Public Equity Offering, selection of the Notes or portions thereof for redemption shall be made by the Trustee only on a PRO RATA basis or on as nearly a PRO RATA basis as is practicable (subject to DTC procedures), unless such method is otherwise prohibited. The Trustee shall promptly notify the Company of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed. The Trustee may select for redemption portions of the principal of the Notes that have denominations larger than US$1,000. Notes and portions thereof the Trustee selects shall be redeemed in amounts of US$1,000 or whole multiples of US$1,000. For all purposes of this Indenture unless the context otherwise requires, provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

         SECTION 11.03 NOTICE OF REDEMPTION. At least 30 days, and no more than 60 days, before a Redemption Date, the Company shall mail, or cause to be mailed, a notice of redemption by first-class mail to each Holder of Notes to be redeemed at his or her last address as the same appears on the registry books maintained by the Security Registrar.

         (b) The notice shall identify the Notes to be redeemed (including the CUSIP or ISIN numbers thereof, if any) and shall state:

                  (1) the Redemption Date;

                  (2) the redemption price and the amount of premium, if any, and accrued and unpaid interest to be paid;

                  (3) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the Redemption Date and upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion will be issued;

                  (4) the name and address of the Paying Agent;

                  (5) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                  (6) that unless the Company defaults in making the redemption payment, interest on Notes called for redemption ceases to accrue on and after the Redemption Date;


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                  (7) the provision of this Indenture pursuant to which the
         Notes called for redemption are being redeemed;

                  (8) the aggregate principal amount of Notes that are being redeemed; and

                  (9) that no representation is made as to the correctness or accuracy of the CUSIP or ISIN number, if any, listed in such notice or printed on the Notes.

         (c) At the Company's written request made at least two Business Days prior to the date on which notice is to be given, the Trustee shall give the notice of redemption in the Company's name and at the Company's sole expense; PROVIDED, HOWEVER, that the Company shall deliver to the Trustee at least 45 days prior to the Redemption Date an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

         SECTION 11.04 EFFECT OF NOTICE OF REDEMPTION. Once the notice of redemption described in Section 11.03 hereof is mailed, Notes called for redemption become due and payable on the Redemption Date and at the redemption price, including premium, if any, plus accrued and unpaid interest to the Redemption Date. Upon surrender to the Paying Agent, such Notes shall be paid at the redemption price, including premium, if any, plus accrued and unpaid interest to the Redemption Date; PROVIDED that if the Redemption Date is after a regular record date and on or prior to the Interest Payment Date, the accrued interest shall be payable to the Holder of the redeemed Notes registered on the relevant record date; PROVIDED, FURTHER, that if a Redemption Date is a Legal Holiday, payment shall be made on the next succeeding Business Day and no interest shall accrue for the period from such Redemption Date to such succeeding Business Day.

         SECTION 11.05 DEPOSIT OF REDEMPTION PRICE. (a) On or prior to 10:00 a.m., New York City time, on each Redemption Date, the Company shall deposit with the Paying Agent in immediately available funds money sufficient to pay the redemption price of, including premium, if any, and accrued and unpaid interest on all Notes to be redeemed on that date other than Notes or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation.

         (b) On and after any Redemption Date, if money sufficient to pay the redemption price of, including premium, if any, and accrued and unpaid interest on Notes called for redemption shall have been deposited with the Paying Agent in accordance with the preceding paragraph, the Notes called for redemption will cease to accrue interest and the only right of the Holders of such Notes will be to receive payment of the redemption price of, premium, if any, and, subject to the first proviso in Section 11.04 hereof, accrued and unpaid interest on such Notes to the Redemption Date. If any Note surrendered for redemption shall not be so paid, interest will be paid, from the Redemption Date until such redemption payment is made, on the unpaid principal of the Note and any interest not paid on such unpaid principal, in each case, at the rate and in the manner provided in the Notes.

         SECTION 11.06 NOTES REDEEMED IN PART. Any Note which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that


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purpose pursuant to Section 11.03 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate stated amount at maturity equal to and in exchange for the unredeemed portion of the stated amount at maturity of the Security so surrendered.

         SECTION 11.07 OPTIONAL REDEMPTION. The Company, at its option, may redeem the Notes, in whole at any time, or in part from time to time, in each case, on or after March 1, 2009, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount thereof) set forth below, together, in each case, with accrued and unpaid interest to the Redemption Date, if redeemed during the twelve month period beginning on March 1 of each year listed below:

                  YEAR                                          REDEMPTION PRICE
                  ----                                          ----------------
                  2009......................................         103.688%
                  2010......................................         102.458%
                  2011......................................         101.229%
                  2012 and thereafter.......................         100.000%

         Notwithstanding the foregoing, the Company, at its option, may redeem in the aggregate up to 35% of the original principal amount of Notes at any time and from time to time prior to March 1, 2007 at a redemption price equal to 107.375% of the aggregate principal amount so redeemed, plus accrued and unpaid interest to the Redemption Date, out of the net cash proceeds of one or more Public Equity Offerings of Common Stock of the Company; PROVIDED that at least 65% of the aggregate principal amount of Exchange Securities and any Notes that have not been exchanged for Exchange Securities remains outstanding immediately after the occurrence of any such redemption and that any such redemption occurs within 90 days following the closing of any such Public Equity Offering.

         SECTION 11.08 TAX REDEMPTION. (a) The Notes are redeemable, in whole but not in part, at the option of the Company at any time, upon not less than 30 nor more than 60 calendar days' prior written notice, mailed by first class mail to each Holder at its last address appearing in the register of Notes maintained by the Security Registrar, at 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the Redemption Date, if the Company or any Guarantor is or would become obligated to pay, on the next date on which any amount would be payable with respect to the Notes or the Guarantees, any Additional Amounts as a result of a change in, or amendment to, the laws (or any regulations promulgated thereunder) of any Taxing Authority, or any changes in, or amendment to, any official position regarding the application or interpretation of such laws or regulations, which change or amendment is announced on or after the Issue Date; PROVIDED that the Company or such Guarantor determines, in its business judgment, that the obligation to pay such Additional Amounts cannot be avoided by the use of reasonable measures available to the Company or such Guarantor (not including substitution of the obligor under the Notes); and PROVIDED, FURTHER, that (1) no such notice of redemption may be given earlier than 90 days prior to the earliest date on which the Company or


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

such Guarantor would but for such redemption be obligated to pay such Additional Amounts or later than 270 days after the Company or such Guarantor first becomes liable to pay any Additional Amounts as a result of any changes in or amendments to laws, regulations or official positions described above and (2) at the time such notice is given, the Company's or such Guarantor's obligation to pay such Additional Amounts remains in effect.

         (b) Prior to the publication of any notice of redemption pursuant to this provision, the Company will deliver to the Trustee (1) an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred and (2) an Opinion of Counsel qualified under the laws of the relevant jurisdiction to the effect that the Company or such Guarantor has or will become obligated to pay such Additional Amounts as a result of such amendment or change as described above.

         SECTION 11.09 PURCHASE OF NOTES. The Company or any of its Subsidiaries shall have the right at any time and from time to time to purchase Notes in the open market (which shall include purchase from or through an investment dealer, investment bank or firm holding membership in a stock exchange or the National Association of Securities Dealers, Inc.) or by tender or by private contract or otherwise, at any price, PROVIDED that the Company complies with any securities laws or regulations applicable to any such purchase including, but not limited to Rule 14e-1 under the Exchange Act.

                                  ARTICLE XII

                       DEFEASANCE AND COVENANT DEFEASANCE

         SECTION 12.01 COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE. The Company may at its option by Board Resolution, at any time, elect to have either Section 12.02 or Section 12.03 applied to the Notes then outstanding upon compliance with the conditions set forth below in this Article Twelve.

         SECTION 12.02 DEFEASANCE AND DISCHARGE. Upon the Company's exercise of the option provided in Section 12.01 applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Notes on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Notes and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 12.04 and as more fully set forth in such Section, payments in respect of the principal amount of, premium, if any and interest on such Securities when such payments are due, (ii) the Company's obligations with respect to such Securities under Sections 3.05, 3.06, 5.15, 10.02 and 10.16, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder (including, claims of, or payments to the Trustee under Section 6.07 hereof) and (iv) this Article Twelve. Subject to


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compliance with this Article Twelve, the Company may exercise its option under this Section 12.02 notwithstanding the prior exercise of its option under
Section 12.03.

         SECTION 12.03 COVENANT DEFEASANCE. Upon the Company's exercise of the option provided in Section 12.01 applicable to this Section, (a) the Company shall be released from its obligations under clauses (3), (4), (5), (6), (7) and
(8) of Section 5.01(a), Section 5.15, Section 8.01(a)(3), Sections 10.04 through 10.15, inclusive, and Section 10.17 (b) the occurrence of an event specified in Sections 5.01(a)(3) (with respect to clauses (3), (4), (5), (6), (7) or (8) of
Section 5.01(a), Section 5.15, Section 8.01(a)(3), Sections 10.04 through 10.15, inclusive, and Section 10.17), 5.01(a)(4), 5.01(a)(5), 5.01(a)(6) and 5.01(a)(7)
shall not be deemed to be an Event of Default (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, clause or Article, whether directly or indirectly by reason of any reference elsewhere herein to any such Section, clause or Article or by reason of any reference in any such Section, clause or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

         SECTION 12.04 CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

         (a) The following shall be the conditions to application of either
Section 12.02 or Section 12.03 to the then outstanding Notes:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.09 who shall agree to comply with the provisions of this Article Twelve applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Securities which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally-recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the principal of, premium, if any, and accrued and unpaid interest on the Notes, at the Maturity Date of such principal, premium, if any, or interest, or on dates for payment and redemption of such principal, premium, if any, and interest selected in accordance with the terms of this Indenture and the Notes; PROVIDED that the Trustee shall have been irrevocably instructed in writing to apply such money or the proceeds of such U.S. Government Securities to the payment of such principal, premium, if any, and interest with respect to the Notes;

                  (2) In the case of an election under Section 12.02, the Company shall have delivered to the Trustee an Opinion of Counsel stating that:


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

                           (A) the Company has received from, or there has been
                  published by, the Internal Revenue Service or Canada Customs and Revenue Agency a ruling, or

                           (B) the applicable U.S. Federal or Canadian income
                  tax law provides or since the date of this Indenture there has been a change in the applicable U.S. or Canadian federal income tax law,

                  in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Notes will not recognize income gain or loss for U.S. or Canadian federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to U.S. or Canadian federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred;

                  (3) In the case of an election under Section 12.03, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Notes will not recognize income gain or loss for U.S. or Canadian federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to U.S. or Canadian federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred;

                  (4) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as Section 5.01(a)(6) and (7) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                  (5) The Company shall have delivered to the Trustee an Opinion of Counsel substantially to the effect that, after the passage of 123 days following the deposit (except, with respect to any trust funds for the account of any Holder who may be deemed to be an "insider" for purposes of the United States Bankruptcy Code, after one year following the deposit), the trust funds will not be subject to the effect of
         Section 547 of the United States Bankruptcy Code or Section 15 of the New York Debtor and Creditor Law in a case commenced by or against the Company under either such statute;

                  (6) Such deposit, defeasance or covenant defeasance and discharge shall not result in a breach or violation of, or constitute a default under, any other material agreement or instrument to which the Company or any Restricted Subsidiary is a party or by which the Company or any Restricted Subsidiary is bound;

                  (7) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit under clause (1) of this
         Section 12.04 was not made by the Company with the intent of preferring the Holders of the Notes over any other


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

         creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others; and

                  (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 12.02 or the covenant defeasance under Section 12.03 (as the case may be) have been complied with.

         SECTION 12.05 DEPOSITED MONEY AND U.S. GOVERNMENT SECURITIES TO BE HELD IN TRUST: OTHER MISCELLANEOUS PROVISIONS.

         (a) Subject to the provisions of Section 12.03, all money and U.S. Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively, for purposes of this Section 12.05, the "Trustee") pursuant to Section 12.04 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

         (b) The Company and any Guarantors shall (on a joint and several basis) pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Securities deposited pursuant to Section
12.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Notes.

         (c) Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Securities held by it as provided in
Section 12.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

         SECTION 12.06 REINSTATEMENT. If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 12.02 or 12.03 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and each Guarantor's obligations under this Indenture, the Notes and the Guarantees, as the case may be, shall be revived and reinstated as though no deposit had occurred pursuant to this Article Twelve until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section
12.02 or 12.03; PROVIDED that if the Company or any Guarantors have made any payment of principal of, premium, if any, or accrued interest on any Notes because of the reinstatement of their obligations, the Company or such Guarantor, as the case may be, shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Securities, as the case may be, held by the Trustee or Paying Agent.


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                                  ARTICLE XIII

                               GUARANTEE OF NOTES

         SECTION 13.01 GUARANTEE. (a) Subject to the provisions of this Article Thirteen each Guarantor hereby jointly and severally unconditionally guarantees, on a senior unsecured basis, to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors, irrespective of
(i) the validity and enforceability of this Indenture, the Notes or the obligations of the Company or any other Guarantors to the Holders or the Trustee hereunder or thereunder or (ii) the absence of any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or default of a Guarantor, that: (a) the principal of, premium, if any, interest and Additional Interest, if any, on and any Additional Amounts, if any, with respect to the Notes will be duly and punctually paid in full when due, whether at maturity, by acceleration or otherwise, and interest on the overdue principal and (to the extent permitted by law) interest or Additional Interest, if any, on or Additional Amounts, if any, with respect to the Notes and all other obligations of the Company or any Guarantor to the Holders or the Trustee hereunder or thereunder (including amounts due the Trustee under Section
6.07 hereof) and all other obligations under this Indenture or the Notes will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, or failing performance of any other obligation of the Company to the Holders, for whatever reason, each Guarantor will be obligated to pay, or to perform or cause the performance of, the same immediately. An Event of Default under this Indenture or the Notes shall constitute an event of default under this Guarantee, and shall entitle the Holders of Notes or the Trustee to accelerate the obligations of the Guarantors hereunder in the same manner and to the same extent as the obligations of the Company.

         (b) Each Guarantor, by execution of the Guarantee, agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of this Indenture or the Notes, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, any release of any other Guarantor, the recovery of any judgment against the Company, any action to enforce the same, whether or not a Guarantee is affixed to any particular Note, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each Guarantor, by execution of the Guarantee, waives the benefit of diligence, presentment, demand for payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenant that such Guarantee will not be discharged except by complete performance of the obligations contained in the Notes, this Indenture and such Guarantee. The Guarantee is a guarantee of payment and not of collection. If any Holder or the Trustee is required by any court or otherwise to return to the Company or to any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or such Guarantor, any amount paid by the Company or such Guarantor to the Trustee or such Holder, the Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

Each Guarantor further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (a) subject to this Article Thirteen, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five hereof for the purposes of the Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (b) in the event of any acceleration of such obligations as provided in Article Five hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of such Guarantee.

         (c) The Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Notes are pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Notes, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Notes shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         SECTION 13.02 EXECUTION AND DELIVERY OF GUARANTEE. (a) To further evidence the Guarantee set forth in Section 13.01 hereof, each Guarantor hereby agrees that a notation of such Guarantee, substantially in the form included in Annex C hereto, shall be endorsed on each Note authenticated and delivered by the Trustee after this Article Thirteen with respect to such Guarantor becomes effective in accordance with Section 10.13 hereof and such Guarantee shall be executed by either manual or facsimile signature of an Officer of each Guarantor. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

         (b) Each of the Guarantors hereby agrees that its Guarantee set forth in Section 13.01 hereof shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guarantee.

         (c) If an Officer of a Guarantor whose signature is on this Indenture or a Guarantee no longer holds that office at the time the Trustee authenticate the Note on which such Guarantee is endorsed or at any time thereafter, such Guarantor's Guarantee of such Note shall be valid nevertheless.

         (d) The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee set forth in this Indenture on behalf of the Guarantor.

         SECTION 13.03 LIMITATION OF GUARANTEE. The obligations of each Guarantor are limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to its contribution obligations under this Indenture, result in the obligations of such Guarantor under the Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law. Each Guarantor that makes a payment or distribution under a Guarantee shall be entitled to a contribution from each other Guarantor in a pro rata amount based on the net assets of each Guarantor, determined in accordance with GAAP.

         SECTION 13.04 ADDITIONAL GUARANTORS. Any Person may become a Guarantor by executing and delivering to the Trustee a supplemental indenture in accordance with Section 10.13 hereof.

         SECTION 13.05 RELEASE OF GUARANTOR. (a) A Guarantor shall be released from all of its obligations under its Guarantee if:

                  (1) the Guarantor has sold all of its assets or the Company and its Restricted Subsidiaries have sold all of the Capital Stock of the Guarantor owned by them, in each case in a transaction in compliance with the terms of this Indenture (including Sections 10.10 and 8.01 hereof);

                  (2) the Guarantor merges or amalgamates with or into or consolidates with, or transfers all or substantially all of its assets to, the Company or another Guarantor in a transaction in compliance with Section 8.01 hereof; or

                  (3) the Guarantor is designated an Unrestricted Subsidiary in compliance with the terms of this Indenture;

and in each such case, the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to such transactions have been complied with and that such release is authorized and permitted hereunder.

         (b) If all of the conditions to release contained in this Section 13.05 have been satisfied, the Trustee shall execute any documents reasonably requested by the Company or any Guarantor in order to evidence the release of such Guarantor from its obligations under its Guarantee endorsed on the Notes and under this Article Thirteen.

         SECTION 13.06 WAIVER OF SUBROGATION. Each Guarantor, by execution of its Guarantee, waives to the extent permitted by law any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under such Guarantee and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Notes shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Notes, and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Notes, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor, by execution of its Guarantee, will acknowledge that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 13.06 is knowingly made in contemplation of such benefits.

                                 ---------------

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.


                                            ISSUER:

                                            NORSKE SKOG CANADA LIMITED



                                                       /s/ Peter Staiger
                                           By:  ________________________________
                                                Name:   Peter Staiger
                                                Title:  Treasurer


                                            THE GUARANTORS:


                                            ELK FALLS PULP AND PAPER LIMITED



                                                       /s/ Peter Staiger
                                           By:  ________________________________
                                                Name:   Peter Staiger
                                                Title:  President


                                            NORSKE SKOG CANADA (JAPAN) LIMITED



                                                       /s/ James E. Armitage
                                           By:  ________________________________
                                                Name:   James E. Armitage
                                                Title:  Director


                                            NORSKE SKOG CANADA FINANCE LIMITED



                                                       /s/ Peter Staiger
                                           By:  ________________________________
                                                Name:   Peter Staiger
                                                Title:  Treasurer

                                            NORSKE SKOG CANADA PULP OPERATIONS
                                            LIMITED



                                                       /s/ Peter Staiger
                                           By:  ________________________________
                                                Name:   Peter Staiger
                                                Title:  Treasurer


                                            NORSKE SKOG CANADA PULP SALES INC.



                                                       /s/ Peter Staiger
                                           By:  ________________________________
                                                Name:   Peter Staiger
                                                Title:  Treasurer


                                            NORSKE SKOG CANADA SALES INC.



                                                       /s/ Peter Staiger
                                           By:  ________________________________
                                                Name:   Peter Staiger
                                                Title:  Treasurer


                                            NORSKE SKOG CANADA SERVICES
                                            (HUNGARY) LIMITED LIABILITY COMPANY



                                                       /s/ Pat Sakai
                                           By:  ________________________________
                                                Name:   Pat Sakai
                                                Title:  Managing Director


                                            NORSKE SKOG CANADA (USA) INC.



                                                       /s/ Peter Staiger
                                           By:  ________________________________
                                                Name:   Peter Staiger
                                                Title:  Treasurer

                                            NSCL HOLDINGS INC.



                                                       /s/ Peter Staiger
                                           By:  ________________________________
                                                Name:   Peter Staiger
                                                Title:  Treasurer


                                            PACIFICA PAPERS SALES LTD.


                                                       /s/ Peter Staiger
                                           By:  ________________________________
                                                Name:   Peter Staiger
                                                Title:  President


                                            PACIFICA PAPERS SALES INC.



                                                       /s/ Peter Staiger
                                           By:  ________________________________
                                                Name:   Peter Staiger
                                                Title:  Treasurer


                                            PACIFICA POPLARS LTD.



                                                       /s/ Peter Staiger
                                           By:  ________________________________
                                                Name:   Peter Staiger
                                                Title:  President


                                            PACIFICA POPLARS INC.


                                                       /s/ Peter Staiger
                                           By:  ________________________________
                                                Name:   Peter Staiger
                                                Title:  Treasurer

                                            PACIFICA PAPERS US INC.



                                                       /s/ Peter Staiger
                                           By:  ________________________________
                                                Name:   Peter Staiger
                                                Title:  Treasurer



                                            NORSKECANADA

                                            by its managing general partner,
                                            Norske Skog Canada Limited


                                                       /s/ Peter Staiger
                                           By:  ________________________________
                                                Name:   Peter Staiger
                                                Title:  Treasurer

                                            WELLS FARGO BANK,
                                            NATIONAL ASSOCIATION
                                            as Trustee



                                                       /s/ Jane Y. Schweiger
                                           By:  ________________________________
                                                Name:   Jane Y. Schweiger
                                                Title:  Vice President

                                                              ANNEX A -- Form of
                                                        Regulation S Certificate

                            REGULATION S CERTIFICATE

Wells Fargo Bank, National Association,
As Trustee
213 Court Street
Suite 703
Middletown, Connecticut 06457



                    Re:    Norske Skog Canada Limited
            7-3/8% SENIOR NOTES DUE MARCH 1, 2014 (THE "SECURITIES")

                  Reference is hereby made to the Indenture, dated as of March 23, 2004 (the "Indenture"), among Norske Skog Canada Limited and Wells Fargo Bank, National Association, as Trustee. Terms used but not defined herein and defined in Regulation S or in the Indenture shall have the meanings given to them in Regulation S or the Indenture, as the case may be.

                  This certificate relates to U.S. $_______________ aggregate principal amount of Notes, which are evidenced by the following certificate(s) (the "Specified Securities"):

                  ISIN No(s)._____________________________________

                  CERTIFICATE No(s).______________________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the U.S. Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                  The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Security or an interest therein. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, such transfer is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

                  (a) the Owner is not a distributor of the Securities, an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

                  (b) the offer of the Specified Securities was not made to a person in the United States;

                  (c) either:

                           (i) at the time the buy order was originated, the
                  Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                           (ii) the transaction is being executed in, on or
                  through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

                  (d) no directed selling efforts in contravention of the requirements of Rule 904(b) have been made in the United States by or on behalf of the Owner or any affiliate thereof;

                  (e) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

                  (f) we have advised the Transferee of the transfer restrictions applicable to the Notes.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers under the Purchase Agreement. You and the Company are each entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

Dated:   ___________________


                                    (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)


                                    By:________________________________________
                                       Name:
                                       Title:

                                    (If the Undersigned is a corporation,
                                    partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                              ANNEX B -- Form of
                                               Restricted Securities Certificate


                        RESTRICTED SECURITIES CERTIFICATE

Wells Fargo Bank, National Association,
As Trustee
213 Court Street
Suite 703
Middletown, Connecticut 06457



                    Re:    Norske Skog Canada Limited
            7-3/8% SENIOR NOTES DUE MARCH 1, 2014 (THE "SECURITIES")

                  Reference is hereby made to the Indenture, dated as of March 23, 2004 (the "Indenture"), among Norske Skog Canada Limited and Wells Fargo Bank, National Association, as Trustee. Terms used but not defined herein and defined in Rule 144A or in the Indenture shall have the meanings given to them in Rule 144A or the Indenture, as the case may be.

                  This certificate relates to U.S. $_______________ aggregate principal amount of Notes, which are evidenced by the following certificate(s) (the "Specified Securities"):

                  CUSIP No(s). _____________________________________

                  CERTIFICATE No(s).________________________________

                  The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the U.S. Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                  The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security or an interest therein. In connection with such transfer, the Owner hereby certifies that such transfer is being effected in accordance with Rule 144A under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as:

                  (a) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

                  (b) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

                  (c) the Specified Securities are being transferred in compliance with any applicable blue sky securities law of all applicable states of the United States.

         Upon giving effect to this request to exchange a beneficial interest in Regulation S Global Securities for a beneficial interest in the Restricted Global Security, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to the Restricted Global Securities pursuant to the Indenture and the Securities Act.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers under the Purchase Agreement. You and the Company are each entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

Dated:   ___________________


                                    (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)


                                    By: _____________________________________
                                        Name:
                                        Title:

                                    (If the Undersigned is a corporation,
                                    partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                              ANNEX C -- Form of
                                                                       Guarantee


                               [FORM OF GUARANTEE]

                  Each of the undersigned (the "Guarantors") hereby jointly and severally unconditionally guarantees, to the extent set forth in the Indenture dated as of March 23, 2004 by and between Norske Skog Canada Limited, as issuer, the Guarantors and Wells Fargo Bank, National Association, as Trustee (as amended, restated or supplemented from time to time, the "Indenture"), and subject to the provisions of the Indenture, (a) the due and punctual payment of the principal of, and premium, if any, and interest on the Notes, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal of, and premium and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in Article Ten of the Indenture, and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

                  The obligations of the Guarantors to the Holders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article Thirteen of the Indenture and reference is hereby made to the Indenture for the precise terms and limitations of this Guarantee.

                         [Signatures on Following Pages]

                  IN WITNESS WHEREOF, each of the Guarantors has causes this Guarantee to be signed by a duly authorized officer.


                                        THE GUARANTORS:


                                         ELK FALLS PULP AND PAPER LIMITED


                                         By:___________________________________
                                            Name:
                                            Title:


                                         NORSKE SKOG CANADA (JAPAN) LIMITED


                                         By:___________________________________
                                            Name:
                                            Title:


                                         NORSKE SKOG CANADA FINANCE LIMITED


                                         By:___________________________________
                                            Name:
                                            Title:


                                         NORSKE SKOG CANADA PULP OPERATIONS
                                         LIMITED


                                         By:___________________________________
                                            Name:
                                            Title:



                                         NORSKE SKOG CANADA PULP SALES INC.


                                         By:___________________________________
                                            Name:
                                            Title:

                                         NORSKE SKOG CANADA SALES INC.


                                         By:___________________________________
                                            Name:
                                            Title:


                                         NORSKE SKOG CANADA SERVICES (HUNGARY)
                                         LIMITED LIABILITY COMPANY


                                         By:___________________________________
                                            Name:
                                            Title:


                                         NORSKE SKOG CANADA (USA) INC.


                                         By:___________________________________
                                            Name:
                                            Title:


                                         NSCL HOLDINGS INC.


                                         By:___________________________________
                                            Name:
                                            Title:


                                         PACIFICA PAPERS SALES LTD.


                                         By:___________________________________
                                            Name:
                                            Title:


                                         PACIFICA PAPERS SALES INC.


                                         By:___________________________________
                                            Name:
                                            Title:

                                         PACIFICA POPLARS LTD.


                                         By:___________________________________
                                            Name:
                                            Title:


                                         PACIFICA POPLARS INC.


                                         By:___________________________________
                                            Name:
                                            Title:


                                         PACIFICA PAPERS US INC.


                                         By:___________________________________
                                            Name:
                                            Title:



                                         NORSKECANADA

                                         by its managing general partner,
                                         Norske Skog Canada Limited


                                         By:___________________________________
                                            Name:
                                            Title: